SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

PIMCO FUNDS

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PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris
Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds. On this website, you will be able to access the Notice of Special Meeting of

Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
January 29, 2015

FUNDS PARTICIPATING* IN THE MEETING

ON APRIL 20, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar- Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPathTM 2025 Fund

PIMCO RealPathTM 2030 Fund

PIMCO RealPathTM 2035 Fund

PIMCO RealPathTM 2040 Fund

PIMCO RealPathTM 2045 Fund

PIMCO RealPathTM 2050 Fund

PIMCO RealPathTM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

*	Certain series of the Trust, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO FUNDS

PIMCO All Asset All Authority Fund

PIMCO All Asset Fund

PIMCO Global Multi-Asset Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO RealPath™ 2020 Fund

PIMCO RealPath™ 2025 Fund

PIMCO RealPath™ 2030 Fund

PIMCO RealPath™ 2035 Fund

PIMCO RealPath™ 2040 Fund

PIMCO RealPath™ 2045 Fund

PIMCO RealPath™ 2050 Fund

PIMCO RealPath™ 2055 Fund

PIMCO RealPath™ Income Fund

PIMCO TRENDS Managed Futures Strategy Fund

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport

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Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund and for each class of each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund, and PIMCO Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Fund shares. The PIMCO Funds of Funds will vote any shares of an Underlying

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PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been

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furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

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The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

[1]	Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

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The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

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Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000
	PIMCO Global Multi-Asset Fund	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO Short Asset Investment Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000

Independent Nominees
George E. Borst	PIMCO Total Return Fund	Over $100,000	Over $100,000
	PIMCO Low Duration Fund	Over $100,000
	PIMCO Short Duration Municipal Income Fund	Over $100,000

Jennifer Holden Dunbar	None	None	None

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000

Peter B. McCarthy	None	None	Over $100,000

Ronald C. Parker	PIMCO Total Return Fund	$10,001 - $50,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO CommodityRealReturn Strategy® Fund	$10,001 - $50,000
	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$50,001 - $100,000
	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$50,001 - $100,000
	PIMCO Fundamental Advantage Absolute Return Strategy Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
	PIMCO Money Market Fund	Over $100,000
	PIMCO Mortgage Opportunities Fund	Over $100,000
	PIMCO Real Return Asset Fund	Over $100,000
	PIMCO Real Return Fund	$1 - $10,000
	PIMCO RealEstateRealReturn Strategy Fund	Over $100,000
	PIMCO RealPathTM 2040 Fund	Over $100,000
	PIMCO Senior Floating Rate Fund	Over $100,000
	PIMCO Short Asset Investment Fund	$1 - $10,000
	PIMCO StocksPLUS® AR Short Strategy Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Over $100,000

Independent Trustees
E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO Income Fund	$10,001 - $50,000

J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO EM Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO High Yield Fund	Over $100,000

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Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Name of Fund	Dollar Range
PIMCO Fundamental IndexPLUS® AR Fund	Over $100,000
PIMCO Income Fund	Over $100,000
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Over $100,000
PIMCO Small-Cap StocksPLUS® AR Fund	$10,001 - $50,000
PIMCO StocksPLUS® Absolute Return Fund	$50,001 - $100,000
PIMCO Total Return Fund	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Funds, with the exception of the following Funds:

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.16%
PIMCO Mortgage Opportunities Fund	Institutional	1.06%

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

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[1]

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
[3]

During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting

13

attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

14

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

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In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

16

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee

17

candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of

18

the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

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The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any

20

adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

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Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

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EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
All Asset All Authority Fund	A	190,441,413.912	2,137,466,309.118
	C	243,281,250.884
	D	98,398,448.493
	Institutional	1,282,964,861.793
	P	322,380,334.036

All Asset Fund	A	128,107,017.194	2,699,829,105.120
	Administrative	38,215,309.276
	B	230,786.284
	C	129,012,873.732
	D	63,583,244.947
	Institutional	2,219,201,773.553
	P	111,121,452.166
	R	10,356,647.968

Global Multi-Asset Fund	A	15,902,277.628	95,710,445.503
	Administrative	3,902.980
	C	15,990,499.915
	D	3,086,297.420
	Institutional	51,911,208.724
	P	7,812,298.298
	R	1,003,960.538

Multi-Strategy Alternative Fund	A	1,000.000	304,787.590
	C	1,000.000
	D	1,000.000
	Institutional	300,787.590
	P	1,000.000

RealPath™ 2020 Fund	A	990,651.178	14,418,732.962
	Administrative	7,219,029.508
	C	463,091.375
	D	402,012.109
	Institutional	5,067,153.937
	P	5,948.956
	R	270,845.899

A-1

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
RealPath™ 2025 Fund	A	229,872.405	9,720,455.488
	Administrative	5,749,758.615
	C	86,819.537
	D	251,491.400
	Institutional	3,237,231.650
	P	1,178.274
	R	164,103.607

RealPath™ 2030 Fund	A	721,492.634	17,192,817.973
	Administrative	9,665,472.276
	C	307,161.219
	D	389,026.232
	Institutional	5,810,355.944
	P	1,503.872
	R	297,805.796

RealPath™ 2035 Fund	A	133,967.478	9,350,436.260
	Administrative	5,547,577.785
	C	29,111.987
	D	135,612.761
	Institutional	3,411,632.484
	P	1,886.289
	R	90,647.476

RealPath™ 2040 Fund	A	668,078.266	14,598,566.994
	Administrative	6,867,290.896
	C	201,310.634
	D	290,587.244
	Institutional	6,368,895.066
	P	855.959
	R	201,548.929

RealPath™ 2045 Fund	A	55,589.782	5,935,798.354
	Administrative	1,781,096.693
	C	12,932.208
	D	75,041.143
	Institutional	3,965,485.474
	P	1,135.439
	R	44,517.615

A-2

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
RealPath™ 2050 Fund	A	424,419.083	11,469,517.944
	Administrative	4,822,758.892
	C	85,653.886
	D	180,031.751
	Institutional	5,845,761.418
	P	1,551.533
	R	109,341.381

RealPath™ 2055 Fund	A	1,000.000	36,000.000
	Administrative	1,000.000
	C	1,000.000
	D	1,000.000
	Institutional	30,000.000
	P	1,000.000
	R	1,000.000

RealPath™ Income Fund	A	676,398.860	7,164,750.739
	Administrative	3,491,203.747
	C	258,956.852
	D	309,422.212
	Institutional	2,385,178.946
	P	13,752.570
	R	29,837.552

TRENDS Managed Futures Strategy Fund	A	407,246.891	38,835,607.736
	Administrative	3,716.139
	C	442,124.159
	D	6,714,423.907
	Institutional	31,095,687.714
	P	172,408.926

A-3

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset All Authority Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	14,252,109.35	7.47%

All Asset All Authority Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	21,727,176.57	11.39%

All Asset All Authority Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	13,784,712.89	7.23%

All Asset All Authority Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	21,605,697.01	11.33%

All Asset All Authority Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	16,360,664.52	8.58%

All Asset All Authority Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	31,275,138.45	16.40%

All Asset All Authority Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	14,334,566.61	7.52%

All Asset All Authority Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	41,252,936.48	16.94%

All Asset All Authority Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	15,414,724.20	6.33%

B-1

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset All Authority Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	17,102,039.13		7.02%

All Asset All Authority Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	29,137,897.25		11.97%

All Asset All Authority Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	16,036,898.71		6.59%

All Asset All Authority Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	13,393,913.65		5.50%

All Asset All Authority Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	37,691,606.55		15.48%

All Asset All Authority Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	29,701,700.93		12.20%

All Asset All Authority Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	7,759,847.74		7.92%

All Asset All Authority Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	35,421,899.57	*	36.14%

All Asset All Authority Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	13,432,513.52		13.70%

All Asset All Authority Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	30,334,614.71	*	30.95%

B-2

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset All Authority Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	198,690,905.60		15.57%

All Asset All Authority Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	285,562,359.80		22.38%

All Asset All Authority Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	125,717,873.70		9.85%

All Asset All Authority Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	67,006,035.98		21.06%

All Asset All Authority Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	81,821,362.27	*	25.71%

All Asset All Authority Fund	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	19,003,498.34		5.97%

All Asset All Authority Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	37,616,665.48		11.82%

All Asset All Authority Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	45,164,883.36		14.19%

All Asset All Authority Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm Xxxxxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	28,599,626.10		8.99%

B-3

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	17,023,312.02		13.27%

All Asset Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	9,492,662.86		7.40%

All Asset Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	20,731,744.06		16.17%

All Asset Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	12,145,328.65		9.47%

All Asset Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	7,843,635.39		6.12%

All Asset Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	11,874,078.31		9.26%

All Asset Fund	Administrative**	John Hancock Life Ins Co (USA), ATTN Liz Seeley, RPS-Trading Ops St-4, 601 Congress St, Boston MA 02210-2805	13,697,461.02	*	35.86%

All Asset Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	14,059,930.19	*	36.81%

B-4

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset Fund	B**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	20,978.07		9.08%

All Asset Fund	B**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	86,879.39	*	37.59%

All Asset Fund	B**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	27,877.23		12.06%

All Asset Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	42,334.11		18.31%

All Asset Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	13,830,364.88		10.71%

All Asset Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	17,225,884.53		13.34%

All Asset Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	17,569,632.10		13.60%

All Asset Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	15,752,805.46		12.20%

All Asset Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	19,944,562.40		15.44%

All Asset Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	10,043,919.11		7.78%

B-5

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	24,381,214.12	*	38.41%

All Asset Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	3,294,586.53		5.19%

All Asset Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	25,485,927.43	*	40.15%

All Asset Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,054,820.80		7.96%

All Asset Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	216,246,642.30		9.76%

All Asset Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	418,627,394.70		18.89%

All Asset Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	14,022,009.84		12.64%

All Asset Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	15,347,624.37		13.83%

All Asset Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	7,927,133.02		7.14%

B-6

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
All Asset Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	25,291,894.88		22.79%

All Asset Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	30,968,477.89	*	27.91%

All Asset Fund	R**	Voya Institutional Trust Company, 1 Orange Way, Windsor CT 06095-4773	3,976,440.00	*	38.40%

All Asset Fund	R**	UMB Bank N/A, Fiduciary For Tax Deferred A/C’s, 1 Security Benefit Place, Topeka KS 66636-1000	834,238.98		8.06%

All Asset Fund	R**	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford CT 06156-0001	802,368.34		7.75%

All Asset Fund	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	532,187.64		5.14%

Global Multi-Asset Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,361,272.50		8.55%

Global Multi-Asset Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,591,010.21		9.99%

Global Multi-Asset Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,748,589.10		10.98%

Global Multi-Asset Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,173,975.38		19.93%

Global Multi-Asset Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	842,956.39		5.29%

B-7

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Multi-Asset Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,468,958.62		9.23%

Global Multi-Asset Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	896,138.00		5.63%

Global Multi-Asset Fund	Administrative**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	2,981.05	*	76.38%

Global Multi-Asset Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	921.934		23.62%

Global Multi-Asset Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,735,350.48		10.82%

Global Multi-Asset Fund	C **	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,226,396.45		13.89%

Global Multi-Asset Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	987,417.70		6.16%

Global Multi-Asset Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,006,769.32		6.28%

B-8

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Multi-Asset Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	2,316,089.54		14.45%

Global Multi-Asset Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#Xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	3,070,954.34		19.16%

Global Multi-Asset Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	956,771.81		5.97%

Global Multi-Asset Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	835,418.62		5.21%

Global Multi-Asset Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	209,023.16		6.82%

Global Multi-Asset Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	522,448.35		17.04%

Global Multi-Asset Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	885,973.25	*	28.90%

Global Multi-Asset Fund	D **	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,063,944.93	*	34.71%

Global Multi-Asset Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	13,732,271.82	*	26.49%

B-9

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Multi-Asset Fund	Institutional	UOB Holdings USA Inc, 592 5th Ave Fl 10, New York NY 10036-4707	2,832,978.78	5.47%

Global Multi-Asset Fund	Institutional	Colgate Palmolive Retirement Trust, 300 Park Ave Fl 14, New York NY 10022-7412	6,717,313.10	12.96%

Global Multi-Asset Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,450,163.16	10.51%

Global Multi-Asset Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,793,740.40	5.39%

Global Multi-Asset Fund	Institutional**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole, benefit of its customers, ATTN: Service Team, 4800 Deer Lake Drive East 3rd Fl, Jacksonville FL 32246-6484	4,090,901.48	7.89%

Global Multi-Asset Fund	Institutional	The Rotary Foundation of Rotary International, 1560 Sherman Ave, Evanston IL 60201-4818	3,411,922.28	6.58%

Global Multi-Asset Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	721,468.14	9.02%

Global Multi-Asset Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,232,775.37	15.41%

Global Multi-Asset Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,176,050.03	14.70%

Global Multi-Asset Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,363,043.26	17.04%

B-10

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Multi-Asset Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,439,132.03	*	30.49%

Global Multi-Asset Fund	P**	Stifel Nicolaus & Co Inc, 501 North Broadway, Saint Louis MO 63102-2188	481,593.18		6.02%

Global Multi-Asset Fund	R**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	63,393.74		6.31%

Global Multi-Asset Fund	R**	Voya Institutional Trust Company, 1 Orange Way, Windsor CT 06095-4773	791,971.42	*	78.88%

Multi-Strategy Alternative Fund	A**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

Multi-Strategy Alternative Fund	C**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

Multi-Strategy Alternative Fund	D**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

Multi-Strategy Alternative Fund	Institutional**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	300,000.00	*	99.74%

Multi-Strategy Alternative Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

RealPath™ 2020 Fund	A **	Edward D Jones & Co, for the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	58,914.16		5.95%

RealPath™ 2020 Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	111,777.66		11.28%

B-11

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2020 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	291,492.54	*	29.42%

RealPath™ 2020 Fund	A**	Reliance Trust Company TTEE, FBO ADP Access Large Market, xxx(K) Plan, 1100 Abernathy Rd, Atlanta GA 30328-5620	53,384.48		5.39%

RealPath™ 2020 Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	126,531.56		12.77%

RealPath™ 2020 Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	65,727.00		6.63%

RealPath™ 2020 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,333,390.84	*	32.32%

RealPath™ 2020 Fund	Administrative**	PIMS/Prudential Retirement as, nominee for the TTEE/CUST, PL xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	1,763,484.07		24.43%

RealPath™ 2020 Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,853,974.31	*	39.53%

B-12

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2020 Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	32,077.66		7.06%

RealPath™ 2020 Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	23,698.43		5.22%

RealPath™ 2020 Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	171,198.00	*	37.71%

RealPath™ 2020 Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	40,106.18		8.83%

RealPath™ 2020 Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	33,119.44		8.24%

RealPath™ 2020 Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	180,391.02	*	44.87%

RealPath™ 2020 Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	80,125.99		19.93%

RealPath™ 2020 Fund	D	Mid Atlantic Trust Company FBO, Script To Screen Productions, xxx(K) Profit Sharing Plan & Trust, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	81,729.69		20.33%

RealPath™ 2020 Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	980,447.01		19.35%

B-13

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2020 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,616,724.56	*	51.64%

RealPath™ 2020 Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	5,029.95	*	84.55%

RealPath™ 2020 Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	919		15.45%

RealPath™ 2020 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	67,086.48		24.77%

RealPath™ 2020 Fund	R**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	49,352.99		18.22%

RealPath™ 2020 Fund	R	Phil Estrada FBO, Quimex Inc xxx(K) Profit Sharing Pl, 14702 Hamlin Ave, Midlothian IL 60445-3427	17,864.16		6.60%

RealPath™ 2020 Fund	R	Yuval Yaniv FBO, Advanced Technical Solutions I xxxk, PSP & TR, 2986 Navajo Street, Yorktown Hts NY 10598-1834	81,975.87	*	30.27%

RealPath™ 2025 Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	16,797.45		7.31%

RealPath™ 2025 Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	46,751.24		20.34%

RealPath™ 2025 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	78,602.45	*	34.19%

B-14

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2025 Fund	A**	Edward D Jones & Co, for the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	30,978.40		13.48%

RealPath™ 2025 Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	16,496.07		7.18%

RealPath™ 2025 Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,606,673.42	*	27.94%

RealPath™ 2025 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,449,479.79	*	42.60%

RealPath™ 2025 Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, PL xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	1,546,638.02	*	26.90%

RealPath™ 2025 Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	12,849.28		14.80%

RealPath™ 2025 Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	25,146.95	*	28.97%

B-15

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2025 Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	9,897.47		11.40%

RealPath™ 2025 Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	11,084.23		12.77%

RealPath™ 2025 Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	198,004.94	*	78.73%

RealPath™ 2025 Fund	D	Capital One Investing, LLC, — Omnibus Account —, 83 S King St Ste 700, Seattle WA 98104-2851	12,812.40		5.09%

RealPath™ 2025 Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	14,994.07		5.96%

RealPath™ 2025 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,962,607.92	*	60.63%

RealPath™ 2025 Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	290,399.47		8.97%

RealPath™ 2025 Fund	Institutional**	Wells Fargo Bank FBO, Various Retirement Plans, xxxxx NC-xx, 1525 West Wt Harris Blvd, Charlotte NC 28288-1076	207,537.49		6.41%

RealPath™ 2025 Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,178.27	*	100.00%

B-16

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2025 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or CUST, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	101,443.05	*	61.82%

RealPath™ 2025 Fund	R	Great-West Trust Company LLC TTEE F, Employee Benefits Clients xxxk, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	52,721.68	*	32.13%

RealPath™ 2030 Fund	A**	Reliance Trust Company TTEE, FBO ADP Access Large Market, xxx(K) Plan, 1100 Abernathy Rd, Atlanta GA 30328-5620	89,370.25		12.41%

RealPath™ 2030 Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	67,814.20		9.41%

RealPath™ 2030 Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	130,622.48		18.13%

RealPath™ 2030 Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	37,385.89		5.19%

RealPath™ 2030 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	215,601.20	*	29.93%

RealPath™ 2030 Fund	A**	Edward D Jones & Co, for the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	40,798.05		5.66%

B-17

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2030 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4[t]h Floor, Jersey City NJ 07310-2010	3,393,058.88	*	35.10%

RealPath™ 2030 Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, PL xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	2,588,344.68	*	26.78%

RealPath™ 2030 Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	3,199,002.61	*	33.10%

RealPath™ 2030 Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	27,224.64		8.86%

RealPath™ 2030 Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	32,314.84		10.52%

RealPath™ 2030 Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	35,977.16		11.71%

RealPath™ 2030 Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	82,957.33	*	27.01%

B-18

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2030 Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	17,951.36		5.85%

RealPath™ 2030 Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	67,614.85		17.38%

RealPath™ 2030 Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	96,402.47		24.78%

RealPath™ 2030 Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	191,529.79	*	49.23%

RealPath™ 2030 Fund	Institutional**	WTRISC as cust FBO Heat and Frost, Insulators and Allied Wrks Local, NOX Annuity Savings Fund, PO Box 52129, Phoenix AZ 85072-2129	361,303.73		6.22%

RealPath™ 2030 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,685,190.41	*	46.21%

RealPath™ 2030 Fund	Institutional**	Great West Trust Company LLC TTEE, FBO City and County of Broomfield, MPP For Peace Officers, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	546,446.10		9.40%

B-19

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2030 Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,270,718.73		21.87%

RealPath™ 2030 Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,503.87	*	100.00%

RealPath™ 2030 Fund	R	Great-West Trust Company LLC TTEE F, Employee Benefits Clients xxxk, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	23,988.87		8.06%

RealPath™ 2030 Fund	R	Mid Atlantic TR Co FBO, IDC Industries Inc xxxk PSP, & TR, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	41,444.54		13.92%

RealPath™ 2030 Fund	R**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	81,952.66	*	27.52%

RealPath™ 2030 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	95,787.52	*	32.16%

RealPath™ 2035 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	46,354.14	*	34.60%

RealPath™ 2035 Fund	A	Reliance Trust Company FBO, Parker Mccay, P.O. Box 48529, Atlanta GA 30362-1529	17,151.71		12.80%

B-20

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2035 Fund	A**	Edward D Jones & Co, for the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	14,732.47		11.00%

RealPath™ 2035 Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	13,159.23		9.82%

RealPath™ 2035 Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, PL xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	1,597,701.58	*	28.80%

RealPath™ 2035 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,592,502.43	*	46.73%

RealPath™ 2035 Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,104,677.76		19.91%

RealPath 2035 Fund	C	SSB&T CUST IRA, FBO Carl Mikkelsen, 180 Miles Ct, Turlock CA 95382-1772	2,554.29		8.77%

RealPath™ 2035 Fund	C	SSB&T CUST IRA, FBO Evangeline O Fawson, 6295 El Palomino Dr, Riverside CA 92509-6154	1,624.35		5.58%

RealPath™ 2035 Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,457.32		5.01%

B-21

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2035 Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	9,078.39	*	31.18%

RealPath™ 2035 Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	4,898.02		16.82%

RealPath™ 2035 Fund	D	Capital One Investing, LLC, — Omnibus Account —, 83 S King St Ste 700, Seattle WA 98104-2851	7,751.65		5.72%

RealPath™ 2035 Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	13,279.77		9.79%

RealPath™ 2035 Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	74,351.89	*	54.83%

RealPath™ 2035 Fund	D	Mid Atlantic Trust Company FBO, Script To Screen Productions, xxx(K) Profit Sharing Plan & Trust, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	19,605.52		14.46%

RealPath™ 2035 Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	369,633.92		10.83%

B-22

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2035 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,332,273.34	*	68.36%

RealPath™ 2035 Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,886.29	*	100.00%

RealPath™ 2035 Fund	R	Ascensus Trust Company FBO, DIDIT xxxk Salary Savings Plan xxx, xx, P.O. Box 10758, Fargo ND 58106-0758	33,096.72	*	36.51%

RealPath™ 2035 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or CUST, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	42,349.29	*	46.72%

RealPath™ 2035 Fund	R	Great-West Trust Company LLC TTEE F, Employee Benefits Clients xxxk, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	12,882.35		14.21%

RealPath™ 2040 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	124,883.19		18.69%

RealPath™ 2040 Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	159,392.97		23.86%

RealPath™ 2040 Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	116,160.03		17.39%

B-23

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2040 Fund	A**	Reliance Trust Company TTEE, FBO ADP Access Large Market, xxx(K) Plan, 1100 Abernathy Rd, Atlanta GA 30328-5620	47,260.80		7.07%

RealPath™ 2040 Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,871,663.34	*	41.82%

RealPath™ 2040 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,081,670.95	*	30.31%

RealPath™ 2040 Fund	Administrative**	PIMS/Prudential Retirement as, nominee for the TTEE/CUST, PL xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	1,502,427.64		21.88%

RealPath™ 2040 Fund	C	SSB&T CUST, SEP IRA, FBO Timothy P Doyle, 1113 Berger St, Austin TX 78721-2533	14,808.85		7.36%

RealPath™ 2040 Fund	C**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	37,020.30		18.39%

RealPath™ 2040 Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	15,322.26		7.61%

B-24

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2040 Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	51,261.25	*	25.47%

RealPath™ 2040 Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	10,949.33		5.44%

RealPath™ 2040 Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	12,183.42		6.05%

RealPath™ 2040 Fund	C	SSB&T Cust Simple IRA, Heritage Club, FBO Lewis M Rosenbloom, 4783 Gemstone Ct, Mason OH 45040-3308	16,708.70		8.30%

RealPath™ 2040 Fund	D	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	70,787.62		24.36%

RealPath™ 2040 Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	67,461.79		23.22%

RealPath™ 2040 Fund	D	Capital One Investing, LLC, — Omnibus Account —, 83 S King St Ste 700, Seattle WA 98104-2851	21,086.49		7.26%

RealPath™ 2040 Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	86,382.47	*	29.73%

RealPath™ 2040 Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,052,270.80		16.52%

B-25

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2040 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	3,937,328.64	*	61.82%

RealPath™ 2040 Fund	Institutional**	Great West Trust Company LLC TTEE, FBO City And County Of Broomfield, MPP For Peace Officers, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	644,516.85		10.12%

RealPath™ 2040 Fund	P **	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	849.49	*	99.24%

RealPath™ 2040 Fund	R**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	24,744.47		12.28%

RealPath™ 2040 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or CUST, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	52,362.66	*	25.98%

RealPath™ 2040 Fund	R	Ascensus Trust Company FBO, DIDIT xxxk Salary Savings Plan xxx, xx, P.O. Box 10758, Fargo ND 58106-0758	20,423.27		10.13%

RealPath™ 2040 Fund	R	Mid Atlantic TR Co FBO, Dolphin Swim School Inc xxxk PSP, & TR, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	10,679.42		5.30%

RealPath™ 2040 Fund	R	Great-West Trust Company LLC TTEE F, Employee Benefits Clients xxxk, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	66,745.18	*	33.12%

B-26

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2045 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	23,325.13	*	41.96%

RealPath™ 2045 Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	8,219.00		14.79%

RealPath™ 2045 Fund	A**	Reliance Trust Company TTEE, FBO ADP Access Large Market, xxx(K) Plan, 1100 Abernathy Rd, Atlanta GA 30328-5620	3,920.99		7.05%

RealPath™ 2045 Fund	A	Reliance Trust Company FBO, Parker Mccay, P.O. Box 48529, Atlanta GA 30362-1529	3,041.17		5.47%

RealPath™ 2045 Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,739.83		10.33%

RealPath™ 2045 Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, PL xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	730,523.34	*	41.02%

RealPath™ 2045 Fund	Administrative**	Wells Fargo Bank FBO, Various Retirement Plans, Funds Group FRB-X NC-xxxx, 1525 West Wt Harris Blvd, Charlotte NC 28288-1076	135,448.02		7.60%

RealPath™ 2045 Fund	Administrative**	New York Life Trust Company, 169 Lackawanna Ave, Parsippany NJ 07054-1007	103,852.80		5.83%

B-27

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2045 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	718,583.12	*	40.34%

RealPath™ 2045 Fund	C	SSB&T CUST IRA, FBO Bradford Mulkey, 102 N Belvedere Ave, Gastonia NC 28054-4212	790.17		6.11%

RealPath™ 2045 Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,043.26	*	31.27%

RealPath™ 2045 Fund	C	SSB&T CUST IRA, FBO Christina Bethurem, 396 Bellevue Ave #302, Oakland CA 94610-3411	1,002.63		7.75%

RealPath™ 2045 Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,855.65		22.08%

RealPath™ 2045 Fund	C	SSB&T CUST ROTH IRA, FBO Julie Desai, 225 Fisalia Ct, Fremont CA 94539-3028	1,081.89		8.37%

RealPath™ 2045 Fund	C	SSB&T CUST ROTH IRA, FBO Breanna M Flanagan, 8253 Mayo Dr Unit 306, Madison WI 53719-3907	1,106.52		8.56%

RealPath™ 2045 Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	36,719.48	*	48.93%

B-28

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2045 Fund	D	Mid Atlantic Trust Company FBO, Script To Screen Productions, xxx(K) Profit Sharing Plan & Trust, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	17,319.71		23.08%

RealPath™ 2045 Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	16,567.53		22.08%

RealPath™ 2045 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	3,514,558.27	*	88.63%

RealPath™ 2045 Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,135.43	*	100.00%

RealPath™ 2045 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	37,591.48	*	84.44%

RealPath™ 2045 Fund	R	Great-West Trust Company LLC TTEE F, Employee Benefits Clients xxxk, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	5,954.20		13.37%

RealPath™ 2050 Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	21,230.94		5.00%

RealPath™ 2050 Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	26,458.36		6.23%

B-29

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2050 Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	51,570.77		12.15%

RealPath™ 2050 Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	138,250.33	*	32.57%

RealPath™ 2050 Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	57,738.79		13.60%

RealPath™ 2050 Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, PL Xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	746,616.15		15.48%

RealPath™ 2050 Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,787,227.11	*	57.79%

RealPath™ 2050 Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	895,084.95		18.56%

RealPath™ 2050 Fund	Administrative**	Wells Fargo Bank FBO, Various Retirement Plans, Funds Group FRB-X NC-xxxx, 1525 West Wt Harris Blvd, Charlotte NC 28288-1076	261,384.35		5.42%

B-30

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2050 Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	11,923.95		13.93%

RealPath™ 2050 Fund	C	SSB&T CUST ROTH IRA FBO, Amber L H Cypers, 1917 Dan Dr, Layton UT 84040-2331	9,807.89		11.46%

RealPath™ 2050 Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,802.61		5.61%

RealPath™ 2050 Fund	C	SSB&T CUST ROTH IRA FBO, Mitchell M Cypers, 1917 Dan Dr, Layton UT 84040-2331	9,288.29		10.85%

RealPath™ 2050 Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	13,447.45		15.71%

RealPath™ 2050 Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	59,370.95	*	32.98%

RealPath™ 2050 Fund	D	Capital One Investing, LLC, — Omnibus Account —, 83 S King St Ste 700, Seattle WA 98104-2851	9,324.07		5.18%

RealPath™ 2050 Fund	D	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	48,257.52	*	26.81%

RealPath™ 2050 Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	37,916.25		21.06%

B-31

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2050 Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	4,658,891.38	*	79.70%

RealPath™ 2050 Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	851,914.29		14.57%

RealPath™ 2050 Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,551.53	*	100.00%

RealPath™ 2050 Fund	R	Ascensus Trust Company FBO, GC Com Construction Co Inc Retir, xxxxxx, P O Box 10758, Fargo ND 58106-0758	12,559.54		11.49%

RealPath™ 2050 Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	55,389.62	*	50.66%

RealPath™ 2050 Fund	R	Mid Atlantic Tr Co FBO, Micromidas Inc xxxk PSP, & Tr, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	5,873.43		5.37%

RealPath™ 2050 Fund	R	Ascensus Trust Company FBO, DIDIT xxxk Salary Savings Plan xxx, xx, P.O. Box 10758, Fargo ND 58106-0758	19,640.87		17.96%

RealPath™ 2055 Fund	A**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

RealPath™ 2055 Fund	Administrative**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

B-32

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ 2055 Fund	C**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

RealPath™ 2055 Fund	D**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

RealPath™ 2055 Fund	Institutional**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	300,000.00	*	100.00%

RealPath™ 2055 Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

RealPath™ 2055 Fund	R**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,000.00	*	100.00%

RealPath™ Income Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	50,706.07		24.28%

RealPath™ Income Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	20,108.17		9.63%

RealPath™ Income Fund	A**	DWS Trust Company TTEE, DWS Trust Company, FBO Diamond Products xxxk & Profit, Sharing Plan, PO Box 1757, Salem NH 03079-1143	19,685.53		9.43%

RealPath™ Income Fund	A**	Reliance Trust Company TTEE, FBO ADP Access Large Market, xxx(K) Plan, 1100 Abernathy Rd, Atlanta GA 30328-5620	16,025.11		7.67%

RealPath™ Income Fund	A	Reliance Trust Company FBO, Parker Mccay, P.O. Box 48529, Atlanta GA 30362-1529	47,990.67		22.98%

B-33

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ Income Fund	A**	Edward D Jones & Co, For The Benefit Of Customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	40,953.99		19.61%

RealPath™ Income Fund	A	Mid Atlantic Tr Co FBO, Popple Construction Inc xxxk Psp, & Tr, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	154,005.91		19.15%

RealPath™ Income Fund	A**	Edward D Jones & Co, For The Benefit Of Customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	53,410.78		6.64%

RealPath™ Income Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	266,194.81	*	33.09%

RealPath™ Income Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	101,065.05		12.56%

RealPath™ Income Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,520,700.87	*	50.18%

RealPath™ Income Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	670,137.06		22.11%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ Income Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, Pl xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	717,253.81		23.67%

RealPath™ Income Fund	Administrative**	New York Life Trust Company, 169 Lackawanna Ave, Parsippany NJ 07054-1007	637,271.80		18.25%

RealPath™ Income Fund	Administrative**	PIMS/Prudential Retirement as nominee for the TTEE/CUST, Pl xxxxxx Plastipak Packaging Inc, PO Box 2500c, 41605 Ann Arbor Rd, Plymouth MI 48170-4304	482,082.69		13.81%

RealPath™ Income Fund	Administrative**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,120,684.14	*	32.10%

RealPath™ Income Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,239,921.52	*	35.52%

RealPath™ Income Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	17,378.98		18.81%

RealPath™ Income Fund	C	SSB&T Cust Simple IRA, City Glass Co Inc, FBO Virginia A Eckhardt, 322 Olivarri Dr, Anderson SC 29621-3045	5,196.31		5.63%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ Income Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	27,188.46	*	29.43%

RealPath™ Income Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	19,056.44		20.63%

RealPath™ Income Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	14,607.95		5.64%

RealPath™ Income Fund	C	SSB&T Cust IRA, FBO Marilyn W Diener, 1240 James Cir, Lafayette CO 80026-2809	14,155.09		5.47%

RealPath™ Income Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	24,662.13		9.52%

RealPath™ Income Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	99,905.44	*	38.58%

RealPath™ Income Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	17,854.10		6.89%

RealPath™ Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	83,612.37	*	26.85%

RealPath™ Income Fund	D	E*Trade Clearing LLC, xxx-xxxxx-Xx, PO Box 484, Jersey City NJ 07303-0484	20,519.61		6.59%

RealPath™ Income Fund	D	Ameritrade Inc FBO xxxxxxxxxx, PO Box 2226, Omaha NE 68103-2226	117,029.13	*	37.58%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ Income Fund	D**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	30,557.94		9.81%

RealPath™ Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	7,894.35		7.54%

RealPath™ Income Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	90,230.46	*	86.13%

RealPath™ Income Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	947,492.95	*	48.62%

RealPath™ Income Fund	Institutional**	Wells Fargo Bank FBO,Various Retirement Plans, xxxx NC-xxx, 1525 West Wt Harris Blvd, Charlotte NC 28288-1076	128,755.20		6.61%

RealPath™ Income Fund	Institutional**	Reliance Trust Company Cust, FBO Catholic Memorial xxxb Deferred, Salary Savings Plan, PO Box 48529, Atlanta GA 30362-1529	99,666.12		5.11%

RealPath™ Income Fund	Institutional**	Fiioc FBO, Bolton & Company xxxk Salary, Deferral Plan xxxxx, 100 Magellan Way KW1C, Covington KY 41015-1987	100,753.04		5.17%

RealPath™ Income Fund	Institutional**	Mid Atlantic Trust Company, FBO St Barnabas Health System, Retirement Savings Plan, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	116,729.02		5.99%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ Income Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	289,204.18		14.84%

RealPath™ Income Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,291,495.45	*	54.15%

RealPath™ Income Fund	Institutional**	PAI Trust Company Inc, Tactel US Inc xxxk P/S Plan, 1300 Enterprise Dr, De Pere WI 54115-4934	131,887.24		5.53%

RealPath™ Income Fund	Institutional**	TD Ameritrade Trust Company, PO Box 17748, Denver CO 80217-0748	194,087.29		8.14%

RealPath™ Income Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept,211 Main St, San Francisco CA 94105-1905	239,632.86		10.05%

RealPath™ Income Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	810.5	*	60.93%

RealPath™ Income Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	519.82	*	39.07%

RealPath™ Income Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	10,439.84	*	75.91%

RealPath™ Income Fund	P**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	705.37		5.13%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealPath™ Income Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,607.35		18.96%

RealPath™ Income Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO Plic Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	18,210.57	*	94.13%

RealPath™ Income Fund	R**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,062.78		16.97%

RealPath™ Income Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO Plic Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	9,519.93	*	31.91%

RealPath™ Income Fund	R	Mid Atlantic Tr Co FBO, Salem Creek Inc xxxk psp, & Tr, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	2,684.55		9.00%

RealPath™ Income Fund	R	Great-West Trust Company LLC TTEE F, Employee Benefits Clients xxxk, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	2,313.05		7.75%

RealPath™ Income Fund	R	TD Ameritrade Tr Co, Co# xxtbx, PO Box 17748, Denver CO 80217-0748	4,611.49		15.46%

RealPath™ Income Fund	R	Ascensus Trust Company FBO, DIDIT xxxk Salary Savings Plan xxx, xx, P.O. Box 10758, Fargo ND 58106-0758	2,889.48		9.68%

TRENDS Managed Futures Strategy Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	38,840.64		9.66%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TRENDS Managed Futures Strategy Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	58,335.58		14.50%

TRENDS Managed Futures Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	63,681.98		15.83%

TRENDS Managed Futures Strategy Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	89,130.33		22.16%

TRENDS Managed Futures Strategy Fund	Administrative**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	2,613.29	*	70.32%

TRENDS Managed Futures Strategy Fund	Administrative**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,102.85	*	29.68%

TRENDS Managed Futures Strategy Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	47,013.47		10.63%

TRENDS Managed Futures Strategy Fund	C	Rosemary Reed, subject to BFDS TOD Rules, 1108 Boulder Ct, Lansing MI 48917-4033	30,071.01		6.80%

TRENDS Managed Futures Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	99,596.28		22.52%

TRENDS Managed Futures Strategy Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	28,792.32		6.51%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TRENDS Managed Futures Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	3,563,310.17	*	53.34%

TRENDS Managed Futures Strategy Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	1,289,733.13		19.31%

TRENDS Managed Futures Strategy Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,671,387.17	*	25.02%

TRENDS Managed Futures Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	5,432,620.15		17.46%

TRENDS Managed Futures Strategy Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,989,746.24		6.40%

TRENDS Managed Futures Strategy Fund	Institutional	State Street Bank FBO, PVIT Global Multi Asset Port, 801 Pennsylvania Ave, ATTN Chuck Nixon, Kansas City MO 64105-1307	5,691,916.15		18.30%

TRENDS Managed Futures Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	4,930,269.00		15.85%

TRENDS Managed Futures Strategy Fund	Institutional	State Street Kansas City FBO, PIMCO Global Multi-Asset Fnd, ATTN: Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	5,346,625.79		17.19%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TRENDS Managed Futures Strategy Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	64,123.60	*	37.19%

TRENDS Managed Futures Strategy Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	72,031.60	*	41.78%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

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EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

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Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

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3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee,

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whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

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3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

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APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B. Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C. Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee

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candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

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EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1]	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President — Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

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EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

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The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PFA_012015

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PIMCO FUNDS

650 Newport Center Drive Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris
Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds.

On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
January 29, 2015

FUNDS PARTICIPATING* IN THE MEETING

ON APRIL 20, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar- Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPathTM 2025 Fund

PIMCO RealPathTM 2030 Fund

PIMCO RealPathTM 2035 Fund

PIMCO RealPathTM 2040 Fund

PIMCO RealPathTM 2045 Fund

PIMCO RealPathTM 2050 Fund

PIMCO RealPathTM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

*	Certain series of the Trust, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO FUNDS

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage Opportunities Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Unconstrained Bond Fund

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport

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Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund and for each class of each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund, and PIMCO Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Fund shares. The PIMCO Funds of Funds will vote any shares of an Underlying PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to

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the extent the Funds own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

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PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a

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majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

[1]	Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

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†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the

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chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000
	PIMCO Global Multi-Asset Fund	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO Short Asset Investment Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
Independent Nominees
George E. Borst	PIMCO Total Return Fund	Over $100,000	Over $100,000
	PIMCO Low Duration Fund	Over $100,000
	PIMCO Short Duration Municipal Income Fund	Over $100,000
Jennifer Holden Dunbar	None	None	None
Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000
Peter B. McCarthy	None	None	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Ronald C. Parker	PIMCO Total Return Fund	$10,001 - $50,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO CommodityRealReturn Strategy® Fund	$10,001 - $50,000
	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$50,001 - $100,000
	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	$50,001 - $100,000
	PIMCO Fundamental Advantage Absolute Return Strategy Fund	Over $100,000
	PIMCO Money Market Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
	PIMCO Mortgage Opportunities Fund	Over $100,000
	PIMCO Real Return Asset Fund	Over $100,000
	PIMCO Real Return Fund	$1 - $10,000
	PIMCO RealEstateRealReturn Strategy Fund	Over $100,000
	PIMCO RealPathTM 2040 Fund	Over $100,000
	PIMCO Senior Floating Rate Fund	Over $100,000
	PIMCO Short Asset Investment Fund	$1 - $10,000
	PIMCO StocksPLUS® AR Short Strategy Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Over $100,000
Independent Trustees
E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO Income Fund	$10,001 - $50,000
J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO EM Fundamental IndexPLUS® AR Fund	$10,001 - $50,000

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Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Name of Fund	Dollar Range
PIMCO High Yield Fund	Over $100,000
PIMCO Fundamental IndexPLUS® AR Fund	Over $100,000
PIMCO Income Fund	Over $100,000
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Over $100,000
PIMCO Small-Cap StocksPLUS® AR Fund	$10,001 - $50,000
PIMCO StocksPLUS® Absolute Return Fund	$50,001 - $100,000
PIMCO Total Return Fund	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Funds, with the exception of the following Funds:

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.16%
PIMCO Mortgage Opportunities Fund	Institutional	1.06%

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Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

[1]

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
[3]

During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in

13

person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

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The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in

15

the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors

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and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each

17

nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the

18

Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

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ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

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Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

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Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

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EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Extended Duration Fund	Institutional	44,204,842.813	47,482,001.987
	P	3,277,159.174

GNMA Fund	A	24,732,785.938	78,633,265.275
	B	46,882.039
	C	10,133,246.002
	D	9,577,255.208
	Institutional	27,273,452.157
	P	6,869,643.931

Investment Grade Corporate Bond Fund	A	90,591,553.266	593,886,638.030
	Administrative	13,805,272.116
	C	51,416,485.472
	D	42,563,458.369
	Institutional	356,574,201.833
	P	38,935,666.974

Long Duration Total Return Fund	D	67,811.129	397,429,765.530
	Institutional	396,017,710.076
	P	1,344,244.325

Long-Term U.S. Government Fund	A	18,014,164.121	197,730,402.313
	Administrative	4,467,450.208
	B	20,971.546
	C	2,392,798.083
	D	10,303.761
	Institutional	165,880,590.178
	P	6,944,124.416

Moderate Duration Fund	Institutional	175,885,352.335	176,246,302.554
	P	360,950.219

Mortgage Opportunities Fund	A	1,377,169.300	119,973,867.753
	C	790,580.576
	D	3,287,975.534
	Institutional	106,929,693.085
	P	7,588,449.258

A-1

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Mortgage-Backed Securities Fund	A	2,818,292.871	19,840,612.574
	Administrative	1,316,821.803
	B	3,556.083
	C	1,095,671.320
	D	4,608,443.847
	Institutional	9,222,903.661
	P	774,922.989

Total Return Fund	A	1,324,222,198.581	13,442,744,960.605
	Administrative	1,972,536,210.350
	B	2,599,911.553
	C	514,375,284.062
	D	736,682,623.784
	Institutional	8,054,660,450.910
	P	603,793,611.458
	R	233,874,669.907

Total Return Fund II	Administrative	4,195,317.100	126,809,615.989
	Institutional	121,554,837.350
	P	1,059,461.539

Total Return Fund III	Administrative	9,675,571.073	162,265,672.238
	Institutional	145,441,022.037
	P	7,149,079.128

Total Return Fund IV	A	1,612,884.028	150,991,472.419
	C	284,880.301
	Institutional	149,078,810.567
	P	14,897.523

Unconstrained Bond Fund	A	62,454,133.645	1,026,385,283.824
	Administrative	180,478.832
	C	55,981,720.871
	D	30,776,226.118
	Institutional	726,761,225.630
	P	149,069,344.396
	R	1,162,154.332

A-2

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Extended Duration Fund	Institutional	Mac & Co a/c cytfxxxxxxx, ATTN Mutual Fund Ops, PO Box 3198, Pittsburgh PA 15230-3198	6,410,220.95		14.48%

Extended Duration Fund	Institutional**	Principal Life Insurance Company, FBO Principal Financial Group, Omnibus Wrapped, 711 High St, Des Moines IA 50392-0001	9,362,363.27		21.15%

Extended Duration Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	7,932,337.61		17.92%

Extended Duration Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,163,249.90		11.66%

Extended Duration Fund	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct Reinv/Reinv, 733 Marquette Ave South, Minneapolis MN 55479-0001	4,015,079.74		9.07%

Extended Duration Fund	Institutional**	Dingle & Co, C/O Comerica Bank, ATTN mcxxxx/Mutual Funds, PO Box 75000, Detroit MI 48275-0001	7,401,820.79		16.72%

Extended Duration Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,478,005.97	*	45.00%

B-1

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Extended Duration Fund	P**	Massachusetts Mutual Insurance, Company, ATTN RS Funds Operations MIP C255, 1295 State St, Springfield MA 01111-0001	1,670,820.43	*	50.87%

GNMA Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,342,490.68		9.44%

GNMA Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,826,543.79		7.36%

GNMA Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,085,090.50		8.41%

GNMA Fund	A	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	3,305,736.04		13.33%

GNMA Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,545,509.77		6.23%

GNMA Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	1,364,081.99		5.50%

GNMA Fund	B**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	40,328.67	*	85.99%

B-2

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GNMA Fund	B**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	4,046.57		8.63%

GNMA Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,321,256.44		13.01%

GNMA Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	895,552.09		8.82%

GNMA Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,165,837.47		11.48%

GNMA Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,588,079.10		15.63%

GNMA Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,049,069.12		10.33%

GNMA Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	551,314.68		5.43%

GNMA Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	4,323,263.28	*	45.12%

GNMA Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	970,876.51		10.13%

B-3

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GNMA Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,162,403.92		22.57%

GNMA Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,415,787.51		14.78%

GNMA Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,908,842.48		6.98%

GNMA Fund	Institutional**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,463,155.90		5.35%

GNMA Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	3,295,036.52		12.05%

GNMA Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	10,817,411.72	*	39.56%

GNMA Fund	Institutional**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	2,177,550.12		7.96%

GNMA Fund	Institutional**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,780,604.61		6.51%

GNMA Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,988,997.65	*	28.89%

B-4

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GNMA Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,594,922.86	23.17%

GNMA Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,273,400.74	18.50%

GNMA Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,172,648.20	17.03%

Investment Grade Corporate Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	13,790,115.05	15.17%

Investment Grade Corporate Bond Fund	A**	State Street Bank Trustee, and/or Custodian, FBO ADP Access, 1 Lincoln St, Boston MA 02111-2901	5,764,404.59	6.34%

Investment Grade Corporate Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	8,423,129.24	9.27%

Investment Grade Corporate Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	9,942,138.98	10.94%

Investment Grade Corporate Bond Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	9,201,848.80	10.12%

B-5

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Investment Grade Corporate Bond Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	5,758,653.62		6.34%

Investment Grade Corporate Bond Fund	Administrative**	Charles Schwab & Co Special Custody, Acct For Exclusive Benefit Of Our, Customers, ATTN: Carol WU/Mutual Fund Ops, 211 Main St, San Francisco CA 94105-1905	9,661,291.09	*	69.85%

Investment Grade Corporate Bond Fund	Administrative**	Fifth Third Bank FBO Cintas PIMCO, Inv Grd Corp Bd Fd xx-x-xxxxxxx, 5001 Kingsley Dr, Cincinnati OH 45227-1114	924,172.70		6.68%

Investment Grade Corporate Bond Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	8,490,712.99		16.47%

Investment Grade Corporate Bond Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	4,135,548.39		8.02%

Investment Grade Corporate Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	8,196,110.77		15.90%

Investment Grade Corporate Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	4,968,141.32		9.64%

B-6

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Investment Grade Corporate Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	9,814,243.96		19.04%

Investment Grade Corporate Bond Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,629,558.31		8.52%

Investment Grade Corporate Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	8,561,367.85		20.09%

Investment Grade Corporate Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	25,606,712.06	*	60.10%

Investment Grade Corporate Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	63,418,627.85		17.76%

Investment Grade Corporate Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	69,275,741.32		19.40%

Investment Grade Corporate Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	39,170,101.72		10.97%

B-7

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Investment Grade Corporate Bond Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	45,393,273.12		12.71%

Investment Grade Corporate Bond Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	6,309,871.73		16.19%

Investment Grade Corporate Bond Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	6,866,058.38		17.62%

Investment Grade Corporate Bond Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,183,196.60		5.60%

Investment Grade Corporate Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	11,794,812.65	*	30.26%

Investment Grade Corporate Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	7,255,771.59		18.62%

Long Duration Total Return Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	66,142.74	*	97.26%

Long Duration Total Return Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	27,313,583.87		6.85%

B-8

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long Duration Total Return Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	103,965,062.00	*	26.07%

Long Duration Total Return Fund	Institutional	JPM a/c xxxxx as directed TTEE For, The Ernst & Young Def Bene Ret Pl, Tr Fund Acct, ATTN Total Rewards-Benefits, 200 Plaza Dr Ste 2, Secaucus NJ 07094-3607	28,357,497.21		7.11%

Long Duration Total Return Fund	Institutional	Russell Trust Company trustee for, PACCAR Inc Retirement Plan, ATTN Bob Holleman, Russell Investments, 1301 2nd Ave Fl 18, Seattle WA 98101-3814	21,256,421.77		5.33%

Long Duration Total Return Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	48,377,202.45		12.13%

Long Duration Total Return Fund	P**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	119,665.08		8.87%

Long Duration Total Return Fund	P**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	294,734.02		21.86%

Long Duration Total Return Fund	P	TD Ameritrade Trust Company, Co#xxftj, PO Box 17748, Denver CO 80217-0748	89,053.39		6.60%

B-9

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long Duration Total Return Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	117,893.25		8.74%

Long Duration Total Return Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	553,428.34	*	41.04%

Long-Term U.S. Government Fund	A**	Taynik & Co, c/o Investors Bank & Trust, ATTN Mutual Fund Processing,1200 Crown Colony Dr, Quincy MA 02169-0938	983,365.40		6.08%

Long-Term U.S. Government Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,080,008.33		6.67%

Long-Term U.S. Government Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	3,390,326.66		20.95%

Long-Term U.S. Government Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	827,777.82		5.11%

Long-Term U.S. Government Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center,Plaza 2, 3rd Floor, Jersey City NJ 07311	1,015,411.58		6.27%

Long-Term U.S. Government Fund	A**	Massachusettes Mutual, Life Insurance Co, 1295 State Street MIP N255, Springfield MA 01111-0001	1,417,971.32		8.76%

B-10

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long-Term U.S. Government Fund	Administrative**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	628,771.26		14.05%

Long-Term U.S. Government Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,628,143.14	*	58.72%

Long-Term U.S. Government Fund	B**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	19,118.96	*	91.16%

Long-Term U.S. Government Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	291,294.74		12.16%

Long-Term U.S. Government Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	143,537.55		5.99%

Long-Term U.S. Government Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	320,518.72		13.37%

Long-Term U.S. Government Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	461,748.24		19.27%

Long-Term U.S. Government Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	282,367.82		11.78%

B-11

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long-Term U.S. Government Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	7,798.20	*	75.63%

Long-Term U.S. Government Fund	D	Vanguard Brokerage Services, a/c xxxx-xxxx, PO Box 1170, Valley Forge PA 19482-1170	1,480.85		14.36%

Long-Term U.S. Government Fund	D**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	945.88		9.17%

Long-Term U.S. Government Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	19,028,682.67		11.58%

Long-Term U.S. Government Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	16,512,849.38		10.05%

Long-Term U.S. Government Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	109,892,428.10	*	66.87%

Long-Term U.S. Government Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,148,661.25		16.53%

Long-Term U.S. Government Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	4,723,118.67	*	67.99%

B-12

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Moderate Duration Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	32,340,747.35		18.53%

Moderate Duration Fund	Institutional	Midmichigan Health Pooled Income, Fund, ATTN Robert Gillis, 4000 Wellness Dr, Midland MI 48670-2000	10,424,595.43		5.97%

Moderate Duration Fund	Institutional**	Mitra & Co, FBO xx, c/o Marshall & Ilsley Trust Company, 11270 W Park Pl Ste 400-Ppw-08-Wm, ATTN Mutual Funds, Milwaukee WI 53224-3638	12,338,428.50		7.07%

Moderate Duration Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	27,626.45		7.63%

Moderate Duration Fund	P	TD Ameritrade Trust Company, Co#xxtxa, PO Box 17748, Denver CO 80217-0748	119,739.93	*	33.09%

Moderate Duration Fund	P**	TD Ameritrade Trust Company, PO Box 17748, Denver CO 80217-0748	18,559.97		5.13%

Moderate Duration Fund	P**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	26,315.13		7.27%

Moderate Duration Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	152,684.45	*	42.20%

B-13

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Mortgage Opportunities Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	500,051.74	*	36.27%

Mortgage Opportunities Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	206,354.42		14.97%

Mortgage Opportunities Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	71,004.32		5.15%

Mortgage Opportunities Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	422,388.78	*	30.64%

Mortgage Opportunities Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	89,050.47		11.26%

Mortgage Opportunities Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	162,175.12		20.51%

Mortgage Opportunities Fund	C**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	54,789.82		6.93%

Mortgage Opportunities Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	204,860.01	*	25.90%

Mortgage Opportunities Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003,	194,578.03		24.60%

B-14

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Mortgage Opportunities Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,679,164.67	*	81.51%

Mortgage Opportunities Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	405,735.49		12.34%

Mortgage Opportunities Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	15,840,812.38		14.80%

Mortgage Opportunities Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	17,290,628.54		16.16%

Mortgage Opportunities Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	36,327,653.34	*	33.95%

Mortgage Opportunities Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	14,880,485.73		13.91%

Mortgage Opportunities Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	522,442.79		6.88%

Mortgage Opportunities Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	2,307,606.82	*	30.39%

B-15

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Mortgage Opportunities Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	4,148,662.33	*	54.63%

Mortgage-Backed Securities Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	269,997.67		9.56%

Mortgage-Backed Securities Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	295,670.72		10.47%

Mortgage-Backed Securities Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	145,733.05		5.16%

Mortgage-Backed Securities Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	272,333.65		9.64%

Mortgage-Backed Securities Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	331,544.57		11.74%

Mortgage-Backed Securities Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	532,282.49		18.85%

Mortgage-Backed Securities Fund	Administrative**	Charles Schwab & Co special custody acct for exclusive benefit of our customers, attn: Carol Wu/Mutual Fund Ops, 211 Main St, San Francisco CA 94105-1905	75,522.42		5.72%

B-16

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

Mortgage-Backed Securities Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,120,673.88	*	84.90%

Mortgage-Backed Securities Fund	B**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,218.79	*	46.57%

Mortgage-Backed Securities Fund	B	SSB&T Cust IRA FBO, Anne M Basle, 1 Skyview Dr, Cohoes NY 12047-3832	385.39		8.09%

Mortgage-Backed Securities Fund	B**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	2,159.22	*	45.32%

Mortgage-Backed Securities Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	250,884.32		22.87%

Mortgage-Backed Securities Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	130,759.55		11.92%

Mortgage-Backed Securities Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	190,942.71		17.40%

Mortgage-Backed Securities Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	114,336.70		10.42%

B-17

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Mortgage-Backed Securities Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	83,658.99		7.63%

Mortgage-Backed Securities Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	70,747.64		6.45%

Mortgage-Backed Securities Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	505,681.67		10.95%

Mortgage-Backed Securities Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,289,630.35	*	27.93%

Mortgage-Backed Securities Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,370,445.32	*	51.33%

Mortgage-Backed Securities Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,332,851.63	*	25.23%

Mortgage-Backed Securities Fund	Institutional**	Sompo Japan Insurance Company Of, America, ATTN Tammy Van Dunk, 777 3rd Ave Fl 28, New York NY 10017-1401	2,842,433.91	*	30.74%

B-18

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Mortgage-Backed Securities Fund	Institutional**	Great-West Trust Company LLC TTEE F, FBO: Cox Savings Incentive Plan, c/o Fascore LLC, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	1,077,361.83		11.65%

Mortgage-Backed Securities Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,403,418.84		15.18%

Mortgage-Backed Securities Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	175,133.93		22.56%

Mortgage-Backed Securities Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	49,872.32		6.42%

Mortgage-Backed Securities Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	62,645.06		8.07%

Mortgage-Backed Securities Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	176,832.36		22.78%

Mortgage-Backed Securities Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	209,689.93	*	27.01%

Total Return Fund	A**	National Financial Services LLC,for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	121,564,751.30		9.17%

B-19

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	86,725,305.69		6.54%

Total Return Fund	A**	John Hancock Life Ins Co (USA), ATTN Liz Seeley, Rps-Trading Ops St-4, 601 Congress St, Boston MA 02210-2805	93,039,059.45		7.02%

Total Return Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,113,059,181.00	*	56.35%

Total Return Fund	B**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,411,819.29	*	92.76%

Total Return Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	60,481,790.97		11.74%

Total Return Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	27,996,373.81		5.43%

Total Return Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	66,258,603.24		12.86%

Total Return Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	124,766,971.00		24.22%

B-20

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	38,514,773.39		7.48%

Total Return Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	55,533,184.81		10.78%

Total Return Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	26,468,608.16		5.14%

Total Return Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	263,324,929.20	*	36.01%

Total Return Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	46,959,452.89		6.42%

Total Return Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	311,963,714.10	*	42.66%

Total Return Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,725,006,275.00	*	33.82%

Total Return Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	810,997,841.30		10.06%

B-21

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	50,107,524.71		8.30%

Total Return Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	75,767,951.36		12.55%

Total Return Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	129,350,102.30		21.43%

Total Return Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	49,934,148.94		8.27%

Total Return Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	162,236,392.80	*	26.87%

Total Return Fund	R**	Hartford Life Insurance Co, xxxk Separate Account, PO Box 2999, Hartford CT 06104-2999	42,267,809.66		18.05%

Total Return Fund	R**	State Street Bank Trustee, and/or Custodian, FBO ADP Access, 1 Lincoln St, Boston MA 02111-2901	16,259,610.66		6.94%

Total Return Fund	R**	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford CT 06156-0001	21,176,038.39		9.04%

Total Return Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	28,653,400.45		12.23%

B-22

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund II	Administrative**	Charles Schwab & Co special custody, acct for exclusive benefit of our customers, attn: Carol Wu/Mutual Fund OPS, 211 Main St, San Francisco CA 94105-1905	950,647.21		22.63%

Total Return Fund II	Administrative**	New York Life Trust Company, 169 Lackawanna Ave, Parsippany NJ 07054-1007	685,591.25		16.32%

Total Return Fund II	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,079,175.53	*	25.69%

Total Return Fund II	Administrative**	PIMS/Prudential Retirement, as nominee for the TTEE/CUST Pl xxx, Neighborworks America Retirement, 999 North Capitol Street, NE, Suite 900, Washington DC 20002-4684	606,719.86		14.44%

Total Return Fund II	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	15,919,500.98		13.09%

Total Return Fund II	Institutional**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	6,783,573.02		5.58%

Total Return Fund II	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	26,236,358.31		21.57%

B-23

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund II	Institutional	The Sherwin Williams Company, Master Trust, 101 Prospect Ave 1225 R, Cleveland OH 44115-1075	11,079,521.77		9.11%

Total Return Fund II	Institutional	Mac & Co a/c BOEFxxxxx, ATTN Mutual Fund Ops, PO Box 3198, Pittsburgh PA 15230-3198	11,780,673.89		9.68%

Total Return Fund II	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	66,025.78		6.23%

Total Return Fund II	P	JPMorgan Chase as trustee FBO, AWG Restated xxx(K) Plan, 11500 Outlook St, Overland Park KS 66211-1804	471,475.93	*	44.46%

Total Return Fund II	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	183,399.45		17.30%

Total Return Fund III	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	4,307,770.29	*	44.57%

Total Return Fund III	Administrative**	JP Morgan Chase Bank TTEE/CUST, FBO TIAA CREF Retirement Plan, Program, 1 Chase Manhattan Plaza, New York NY 10005-1401	1,059,842.98		10.97%

Total Return Fund III	Administrative**	Lincoln Retirement Services Company, FBO Environmental Def Fund Inc, Ret Sv Pln, PO Box 7876, Fort Wayne IN 46801-7876	816,517.57		8.45%

B-24

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund III	Institutional	Mac & Co a/c wxxfxxxxxxx, ATTN Mutual Fund Ops, PO Box 3198, Pittsburgh PA 15230-3198	7,542,399.57		5.28%

Total Return Fund III	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	37,362,142.02	*	26.14%

Total Return Fund III	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	13,127,264.83		9.18%

Total Return Fund III	P	Nabank & Co, PO Box 2180, Tulsa OK 74101-2180	1,031,706.19		14.40%

Total Return Fund III	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	671,370.34		9.37%

Total Return Fund III	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,680,393.75		23.46%

Total Return Fund III	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	2,319,786.39	*	32.39%

Total Return Fund III	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	374,114.17		5.22%

B-25

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Total Return Fund IV	A**	Edward D Jones & Co, for the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	1,096,591.58	*	67.82%

Total Return Fund IV	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	83,527.42		5.17%

Total Return Fund IV	C**	Edward D Jones & Co, For the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	242,276.00	*	84.93%

Total Return Fund IV	Institutional**	Edward D Jones & Co, ATTN Mutual Fund, Shareholder Accounting, 201 Progress Pkwy, Maryland Heights MO 63043-3042	140,641,142.10	*	94.15%

Total Return Fund IV	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	11,635.33	*	77.93%

Total Return Fund IV	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,361.80		9.12%

Total Return Fund IV	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,922.87		12.88%

Unconstrained Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	5,187,049.69		8.29%

B-26

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Bond Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	5,404,596.20		8.64%

Unconstrained Bond Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	4,468,679.44		7.14%

Unconstrained Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	9,131,086.45		14.60%

Unconstrained Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	7,063,492.72		11.29%

Unconstrained Bond Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	6,171,921.85		9.87%

Unconstrained Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	10,825,301.70		17.31%

Unconstrained Bond Fund	Administrative**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	11,746.07		6.61%

Unconstrained Bond Fund	Administrative**	Trust Company Of America FBO Xxx, PO Box 6503, Englewood Co 80155-6503	145,235.82	*	81.71%

Unconstrained Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,472,646.80		9.75%

B-27

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Bond Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	4,314,254.78		7.69%

Unconstrained Bond Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	5,496,922.76		9.80%

Unconstrained Bond Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	5,136,384.96		9.15%

Unconstrained Bond Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	4,107,030.02		7.32%

Unconstrained Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	9,651,534.36		17.20%

Unconstrained Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	11,439,863.32		20.39%

Unconstrained Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds,211 Main St, San Francisco CA 94105-1905	10,826,280.67	*	35.22%

B-28

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	9,914,974.09	*	32.25%

Unconstrained Bond Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,915,592.68		19.24%

Unconstrained Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	50,124,411.72		7.05%

Unconstrained Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	76,158,181.40		10.71%

Unconstrained Bond Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	134,384,072.00		18.90%

Unconstrained Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO all asset all authority fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	53,935,112.94		7.59%

Unconstrained Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	27,154,956.38		18.24%

Unconstrained Bond Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	15,145,673.96		10.17%

B-29

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	15,894,420.05		10.67%

Unconstrained Bond Fund	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	139,939.18		12.02%

Unconstrained Bond Fund	R**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	422,155.78	*	36.26%

Unconstrained Bond Fund	R**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	105,528.75		9.06%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

B-30

EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

C-1

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

C-2

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

C-3

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term

C-4

may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

C-5

APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any

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information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

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EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1]	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President — Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

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EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

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The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PFB_012015

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PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris Brent R. Harris Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds. On this website, you will be able to access the Notice of Special Meeting of

Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
January 29, 2015

FUNDS PARTICIPATING* IN THE MEETING

ON APRIL 20, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar- Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPath TM 2025 Fund

PIMCO RealPath TM 2030 Fund

PIMCO RealPath TM 2035 Fund

PIMCO RealPathTM 2040 Fund

PIMCO RealPath TM 2045 Fund

PIMCO RealPath TM 2050 Fund

PIMCO RealPath TM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

*	Certain series of the Trust, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO FUNDS

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO Long-Term Credit Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Senior Floating Rate Fund

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the

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“Funds”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund and for each class of each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund, and PIMCO Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment

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Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Fund shares. The PIMCO Funds of Funds will vote any shares of an Underlying PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

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Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of

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no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
[1] Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

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The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

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Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000
	PIMCO Global Multi-Asset Fund	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO Short Asset Investment Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
Independent Nominees
George E. Borst	PIMCO Total Return Fund	Over $100,000	Over $100,000
	PIMCO Low Duration Fund	Over $100,000
	PIMCO Short Duration Municipal Income Fund	Over $100,000
Jennifer Holden Dunbar	None	None	None
Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000
Peter B. McCarthy	None	None	Over $100,000
Ronald C. Parker	PIMCO Total Return Fund	$10,001 - $50,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

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The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO CommodityRealReturn Strategy® Fund	$10,001 - $50,000
	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$50,001 - $100,000
	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$50,001 - $100,000
	PIMCO Fundamental Advantage Absolute Return Strategy Fund	Over $100,000
	PIMCO Money Market Fund	Over $100,000
	PIMCO Mortgage Opportunities Fund	Over $100,000
	PIMCO Real Return Asset Fund	Over $100,000
	PIMCO Real Return Fund	$1 - $10,000
	PIMCO RealEstateRealReturn Strategy Fund	Over $100,000
	PIMCO RealPathTM 2040 Fund	Over $100,000
	PIMCO Senior Floating Rate Fund	Over $100,000
	PIMCO Short Asset Investment Fund	$1 - $10,000
	PIMCO StocksPLUS® AR Short Strategy Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Independent Trustees
E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO Income Fund	$10,001 - $50,000
J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO EM Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Over $100,000
	PIMCO Small-Cap StocksPLUS® AR Fund	$10,001 - $50,000
	PIMCO StocksPLUS® Absolute Return Fund	$50,001 - $100,000
	PIMCO Total Return Fund	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Funds, with the exception of the following Funds:

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.16%
PIMCO Mortgage Opportunities Fund	Institutional	1.06%

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Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

[1]

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
[3]

During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in

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person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

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The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in

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the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full

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Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each

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nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the

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Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

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ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

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Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

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Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

January 29, 2015	Joshua D. Ratner, Secretary

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

21

EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
CommoditiesPLUS® Strategy Fund	A	7,502,662.072	620,804,544.037
	Administrative	343,775.349
	C	2,247,202.529
	D	28,198,087.895
	Institutional	378,756,468.750
	P	203,545,264.021
	R	211,083.421

CommodityRealReturn Strategy Fund®	A	115,318,909.638	2,367,078,777.656
	Administrative	52,183,601.403
	B	1,093,170.123
	C	56,897,219.692
	D	98,894,606.648
	Institutional	1,809,465,799.754
	P	222,280,044.325
	R	10,945,426.073

Convertible Fund	A	5,420,879.440	20,474,779.074
	Administrative	133,469.972
	C	4,134,939.473
	D	2,650,892.960
	Institutional	5,644,938.270
	P	2,489,658.959

Credit Absolute Return Fund	A	2,343,778.675	120,714,270.088
	C	1,144,132.507
	D	2,206,010.507
	Institutional	110,460,773.285
	P	4,489,789.716
	R	69,785.398

Diversified Income Fund	A	14,839,475.402	250,210,448.761
	Administrative	1,016,572.184
	B	85,458.948
	C	11,559,653.776
	D	5,168,423.391
	Institutional	212,802,774.731
	P	4,738,090.329

A-1

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Floating Income Fund	A	22,670,124.373	96,263,408.388
	Administrative	48,216.168
	C	15,647,055.492
	D	2,620,971.556
	Institutional	36,541,700.066
	P	18,735,340.733

High Yield Fund	A	82,899,289.635	1,133,494,715.648
	Administrative	48,884,152.064
	B	192,406.510
	C	50,470,184.000
	D	43,276,007.033
	Institutional	853,205,269.255
	P	50,013,919.792
	R	4,553,487.359

High Yield Spectrum Fund	A	2,075,516.226	196,993,173.582
	C	979,221.846
	D	6,442,712.919
	Institutional	181,869,185.997
	P	5,626,536.594

Income Fund	A	420,064,560.493	3,251,996,192.067
	Administrative	17,171,766.413
	C	385,473,280.149
	D	564,332,243.330
	Institutional	1,260,201,050.748
	P	597,519,650.330
	R	7,233,640.604

Inflation Response Multi-Asset Fund	A	1,446,435.054	77,554,322.459
	C	322,943.211
	D	1,854,305.383
	Institutional	73,667,302.614
	P	217,569.858
	R	45,766.339

Long-Term Credit Fund	D	39,171.927	355,198,806.894
	Institutional	344,091,640.868
	P	11,067,994.099

Real Return Asset Fund	D	1,818.778	98,930,475.182
	Institutional	98,150,832.707
	P	777,823.697

A-2

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Real Return Fund	A	212,283,189.441	1,290,180,209.548
	Administrative	83,950,414.971
	B	701,661.344
	C	104,787,338.835
	D	107,786,202.287
	Institutional	664,032,195.528
	P	80,502,634.407
	R	36,136,572.735

RealEstateRealReturn Strategy Fund	A	80,329,141.724	705,946,712.946
	B	192,270.920
	C	51,771,841.997
	D	69,278,293.429
	Institutional	476,202,286.556
	P	28,172,878.320

Senior Floating Rate Fund	A	10,257,174.424	252,749,965.155
	C	8,149,020.492
	D	2,189,635.041
	Institutional	229,017,274.483
	P	2,617,901.613
	R	518,959.102

A-3

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommoditiesPLUS® Strategy Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN: Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	743,439.40		9.94%

CommoditiesPLUS® Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	975,011.08		13.04%

CommoditiesPLUS® Strategy Fund	A**	MLPF&S for the sole benefit, of its customers, ATTN: Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,548,780.99	*	47.46%

CommoditiesPLUS® Strategy Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	456,079.05		6.10%

CommoditiesPLUS® Strategy Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	340,590.31	*	99.07%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommoditiesPLUS® Strategy Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN: Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	206,139.34	9.20%

CommoditiesPLUS® Strategy Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	184,127.93	8.22%

CommoditiesPLUS® Strategy Fund	C**	MLPF&S for the sole benefit, of its customers, ATTN: Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	364,438.39	16.27%

CommoditiesPLUS® Strategy Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	150,710.05	6.73%

CommoditiesPLUS® Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	322,154.12	14.38%

CommoditiesPLUS® Strategy Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	147,584.66	6.59%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommoditiesPLUS® Strategy Fund	C**	LPL Financial, a/c XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	188,089.69		8.40%

CommoditiesPLUS® Strategy Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th FL, Jersey City NJ 07310-2055	323,622.51		14.45%

CommoditiesPLUS® Strategy Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	8,340,262.91	*	30.20%

CommoditiesPLUS® Strategy Fund	D**	Charles Schwab & Co Inc, special custody acct FBO customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	16,596,813.41	*	60.09%

CommoditiesPLUS® Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO all asset all authority fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	117,871,637.00	*	31.60%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommoditiesPLUS® Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO all asset fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	124,882,375.80	*	33.48%

CommoditiesPLUS® Strategy Fund	Institutional**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole, benefit of its customers, ATTN: Service Team, 4800 Deer Lake Drive East 3rd FL, Jacksonville FL 32246-6484	19,302,135.41		5.18%

CommoditiesPLUS® Strategy Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	20,568,589.75		5.51%

CommoditiesPLUS® Strategy Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	27,655,008.05		7.41%

CommoditiesPLUS® Strategy Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	73,189,954.84	*	36.46%

CommoditiesPLUS® Strategy Fund	R**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	30,980.16		14.68%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommoditiesPLUS® Strategy Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or cust, FBO PLIC various retirement plans, Omnibus, 711 High St, Des Moines IA 50392-0001	54,370.01	*	25.76%

CommoditiesPLUS® Strategy Fund	R**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	30,382.82		14.39%

CommodityRealReturn Strategy Fund®	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	6,135,086.86		5.32%

CommodityRealReturn Strategy Fund®	A**	American Enterprise Investment SVC, FBO #xxxxxxxx, 707 2nd Ave South Minneapolis MN 55402-2405	7,020,457.12		6.09%

CommodityRealReturn Strategy Fund®	A**	First Clearing LLC, Special Custody Acct for the, exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	7,193,240.85		6.24%

CommodityRealReturn Strategy Fund®	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	14,276,031.70		12.38%

CommodityRealReturn Strategy Fund®	A**	MLPF&S for the sole benefit, of its customers, ATTN Fund ADMN/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	14,508,664.50		12.59%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept xth floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	11,740,366.59		10.18%

CommodityRealReturn Strategy Fund®	Administrative**	Unified Trust Company NA, ATTN Christina Wise-Redmon, 2353 Alexandria Dr Ste 100, Lexington KY 40504-3208	5,890,321.76		11.36%

CommodityRealReturn Strategy Fund®	Administrative**	Charles Schwab & Co Special Custody, Acct For Exclusive Benefit of our, Customers, ATTN: Carol Wu/Mutual Fund Ops, 211 Main St, San Francisco CA 94105-1905	3,760,106.29		7.25%

CommodityRealReturn Strategy Fund®	Administrative**	Bnym Is Trust CO FBO Wrap Clients, 760 Moore Rd, Ms 19k-1a08, Kng Of Prussa PA 19406-1212	21,732,911.47	*	41.90%

CommodityRealReturn Strategy Fund®	Administrative**	John Hancock Life Ins Co (USA), ATTN Liz Seeley, Rps-Trading Ops St-4, 601 Congress St, Boston MA 02210-2805	2,836,706.30		5.47%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	6,720,682.09	12.96%

CommodityRealReturn Strategy Fund®	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	122,444.10	11.21%

CommodityRealReturn Strategy Fund®	B**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	64,207.12	5.88%

CommodityRealReturn Strategy Fund®	B**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	231,820.37	21.22%

CommodityRealReturn Strategy Fund®	B**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	55,856.42	5.11%

CommodityRealReturn Strategy Fund®	B**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	160,668.68	14.71%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	B**	MLPF&S For The Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	124427.471	11.39%

CommodityRealReturn Strategy Fund®	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	3,595,414.54	6.31%

CommodityRealReturn Strategy Fund®	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,101,098.47	8.95%

CommodityRealReturn Strategy Fund®	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	9,711,992.68	17.04%

CommodityRealReturn Strategy Fund®	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	7,320,688.74	12.84%

CommodityRealReturn Strategy Fund®	C**	MLPF&S For the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	12,247,530.40	21.49%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055,	3,702,886.28		6.50%

CommodityRealReturn Strategy Fund®	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	4,167,148.58		7.31%

CommodityRealReturn Strategy Fund®	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	37,459,339.81	*	38.10%

CommodityRealReturn Strategy Fund®	D**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	5,476,115.89		5.57%

CommodityRealReturn Strategy Fund®	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	35,305,319.89	*	35.91%

CommodityRealReturn Strategy Fund®	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	8,100,912.13		8.24%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	145,522,649.80	8.09%

CommodityRealReturn Strategy Fund®	Institutional**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	268,780,630.40	14.94%

CommodityRealReturn Strategy Fund®	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	269,880,300.10	15.00%

CommodityRealReturn Strategy Fund®	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	267,551,310.90	14.88%

CommodityRealReturn Strategy Fund®	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	277,924,349.20	15.45%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	50,837,951.61		22.95%

CommodityRealReturn Strategy Fund®	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	78,752,733.81	*	35.55%

CommodityRealReturn Strategy Fund®	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	21,230,118.45		9.58%

CommodityRealReturn Strategy Fund®	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	30,103,241.53		13.59%

CommodityRealReturn Strategy Fund®	P**	Lpl Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	12,638,986.72		5.70%

CommodityRealReturn Strategy Fund®	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	3,335,657.67	*	30.48%

CommodityRealReturn Strategy Fund®	R**	Voya Institutional Trust Company, 1 Orange Way, Windsor CT 06095-4773	868,697.26		7.94%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CommodityRealReturn Strategy Fund®	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	821,477.25		7.51%

CommodityRealReturn Strategy Fund®	R**	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford CT 06156-0001	2,839,910.98	*	25.95%

CommodityRealReturn Strategy Fund®	R	PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL XXX, City Of Jersey City, 1 Journal Square Plz Ste 3 Fl 3, Jersey City NJ 07306-4004	592,846.50		5.42%

Convertible Fund	A**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	689,727.46		12.75%

Convertible Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	768,613.54		14.21%

Convertible Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,183,279.10		21.87%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Convertible Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	601,585.90		11.12%

Convertible Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	434,197.92		8.02%

Convertible Fund	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	489,456.16		9.05%

Convertible Fund	Administrative**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	19,770.99		14.87%

Convertible Fund	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	91,048.14	*	68.49%

Convertible Fund	Administrative**	Great West Trust CO LLC, FBO Recordkeeping for Various, Benefit PL Omniputnam, c/o Mutual Fund Trading, 8525 E Orchard Rd, Greenwood Vlg CO 80111-5002	18,669.46		14.04%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Convertible Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	691,144.26		16.67%

Convertible Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	436,077.97		10.52%

Convertible Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	441,245.42		10.64%

Convertible Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	233,887.60		5.64%

Convertible Fund	C**	LPL FINANCIAL, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,587,228.38	*	38.28%

Convertible Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	974,929.38	*	36.80%

Convertible Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	905,815.72	*	34.19%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Convertible Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	558,791.83		21.09%

Convertible Fund	D**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	163,828.76		6.18%

Convertible Fund	Institutional**	Charles Schwab & Co Inc, Sepcial Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,065,126.34		18.89%

Convertible Fund	Institutional**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,522,537.46	*	27.01%

Convertible Fund	Institutional**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	848,160.33		15.04%

Convertible Fund	Institutional**	Foliofn Investments Inc, 8180 Greensboro Dr Ste 800 Fl 8, Mclean VA 22102-3865	854,399.37		15.16%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Convertible Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	486,371.63		8.63%

Convertible Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	398,235.31		7.06%

Convertible Fund	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	796,727.39	*	32.22%

Convertible Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	177,345.40		7.17%

Convertible Fund	P**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	512,333.84		20.72%

Convertible Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	835,780.17	*	33.80%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Credit Absolute Return Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	264,575.07	11.30%

Credit Absolute Return Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	134,493.45	5.75%

Credit Absolute Return Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	206,122.91	8.81%

Credit Absolute Return Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	256,807.64	10.97%

Credit Absolute Return Fund	A**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	241,657.48	10.32%

Credit Absolute Return Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	388,427.09	16.59%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Credit Absolute Return Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	419,469.71		17.92%

Credit Absolute Return Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	214,117.11		18.76%

Credit Absolute Return Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	132,175.24		11.58%

Credit Absolute Return Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	253,582.70		22.22%

Credit Absolute Return Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	94,824.94		8.31%

Credit Absolute Return Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	156,781.69		13.74%

Credit Absolute Return Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,520,337.87	*	69.40%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Credit Absolute Return Fund	D**	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	314,082.85	14.34%

Credit Absolute Return Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit Of Our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	7,110,214.99	6.54%

Credit Absolute Return Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	23,969,153.40	22.06%

Credit Absolute Return Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	21,473,272.55	19.76%

Credit Absolute Return Fund	Institutional	Northern Trust As Cust FBO, St Joseph Health System A/C XXXXXXX, PO BOX 92956, Chicago IL 60675-2956	5,742,720.84	5.28%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Credit Absolute Return Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	22,287,042.72		20.51%

Credit Absolute Return Fund	Institutional	OP&F-PIMCO Fixed Income, 140 East Town St, Columbus OH 43215-5125	5,735,799.79		5.28%

Credit Absolute Return Fund	Institutional	TTSTC-TWDB, 208 E 10th St Fourth Fl, Austin TX 78701-2407	15,118,504.15		13.91%

Credit Absolute Return Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	819,876.33		18.45%

Credit Absolute Return Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	474,605.26		10.68%

Credit Absolute Return Fund	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	265,008.81		5.96%

Credit Absolute Return Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,841,666.57	*	41.45%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Credit Absolute Return Fund	P**	Stifel Nicolaus & Co Inc, 501 North Broadway, Saint Louis MO 63102-2188	305,334.36		6.87%

Credit Absolute Return Fund	R**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	12,072.01		17.30%

Credit Absolute Return Fund	R	Camtru LLC, 525 Water Street, 2nd Floor, Port Huron MI 48060-5434	54,047.02	*	77.45%

Diversified Income Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	979,303.89		6.58%

Diversified Income Fund	A**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,178,945.56		7.92%

Diversified Income Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,612,840.46		10.84%

Diversified Income Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,123,612.12		20.99%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Diversified Income Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,775,840.81		11.94%

Diversified Income Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,366,286.32		9.18%

Diversified Income Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	181,565.43		17.78%

Diversified Income Fund	Administrative**	Vanguard Fiduciary Trust Co, 100 Vanguard Blvd Vm-613, Outside Funds, Malvern PA 19355-2331	307,345.22	*	30.10%

Diversified Income Fund	Administrative**	FIIOC FBO, Marco Inc Xxxxx, 100 Magellan Way # KW1C, Covington KY 41015-1987	52,595.04		5.15%

Diversified Income Fund	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	110,023.94		10.78%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Diversified Income Fund	Administrative**	Great West Trust Co LLC, FBO Recordkeeping For Various, Benefit PL Omniputnam, C/O Mutual Fund Trading, 8525 E Orchard Rd, Greenwood Vlg CO 80111-5002	104,723.43		10.26%

Diversified Income Fund	Administrative**	T Rowe Price Trust Co TTEE FBO, Retirement Plan Clients, ATTN Asset Reconciliation, PO Box 17215, Baltimore MD 21297-1215	107,157.03		10.49%

Diversified Income Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	36,492.67	*	42.60%

Diversified Income Fund	B**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	29,005.95	*	33.86%

Diversified Income Fund	B	Steven L Gibbone &, Veronica R Gibbone JTWROS, 1214 South 11th St Suite 300, Philadelphia PA 19147-5017	5,747.28		6.71%

Diversified Income Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	698,278.76		6.01%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Diversified Income Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,634,575.00	14.07%

Diversified Income Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	760,133.42	6.54%

Diversified Income Fund	C**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	625,424.54	5.38%

Diversified Income Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,184,668.37	18.81%

Diversified Income Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	755,980.54	6.51%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Diversified Income Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,200,392.97		10.33%

Diversified Income Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	624,791.99		5.38%

Diversified Income Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,352,509.99		11.64%

Diversified Income Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,490,951.80	*	28.81%

Diversified Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, Attn: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,435,027.36	*	47.05%

Diversified Income Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	539,028.80		10.41%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Diversified Income Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	31,284,833.37		14.65%

Diversified Income Fund	Institutional	Mac & Co A/C CYBFDFXXXXX, ATTN Mutual Fund Ops, PO Box 3198, Pittsburgh PA 15230-3198	18,080,861.54		8.47%

Diversified Income Fund	Institutional**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	53,647,105.12	*	25.12%

Diversified Income Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	11,486,426.14		5.38%

Diversified Income Fund	P**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	542,889.88		11.45%

Diversified Income Fund	P**	Lpl Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,019,133.95		21.49%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Diversified Income Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,044,671.53	22.03%

Diversified Income Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,074,527.23	22.66%

Diversified Income Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	665,823.46	14.04%

Floating Income Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	2,097,291.23	9.21%

Floating Income Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,636,235.15	7.18%

Floating Income Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,723,861.69	11.96%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Floating Income Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,712,975.41		7.52%

Floating Income Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,461,145.94		19.58%

Floating Income Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	3,484,229.30		15.29%

Floating Income Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,871,502.49		8.22%

Floating Income Fund	Administrative**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,940.04		8.13%

Floating Income Fund	Administrative**	Vanguard Marketing Corporation, 100 Vanguard Blvd, Malvern PA 19355-2331	13,837.31	*	28.54%

Floating Income Fund	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	5,459.97		11.26%

Floating Income Fund	Administrative**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	5,275.19		10.88%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Floating Income Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	19,499.39	*	40.22%

Floating Income Fund	C**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	844,356.13		5.38%

Floating Income Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,968,950.66		12.55%

Floating Income Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,719,512.04		17.34%

Floating Income Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,208,302.24		7.70%

Floating Income Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,035,160.63		12.98%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Floating Income Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,046,840.44		6.67%

Floating Income Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,786,785.57		11.39%

Floating Income Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,327,568.91		8.46%

Floating Income Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	209,363.77		8.08%

Floating Income Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	269,604.36		10.40%

Floating Income Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,154,040.56	*	44.53%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Floating Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	532,457.46	20.55%

Floating Income Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	3,140,911.06	8.58%

Floating Income Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	2,277,470.67	6.22%

Floating Income Fund	Institutional	University Of Maine System, ATTN Mary Allen, 16 Central St, Bangor ME 04401-5106	2,489,413.50	6.80%

Floating Income Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account For The, Exclusive Benefit Of Our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	8,838,683.34	24.14%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Floating Income Fund	Institutional	SG Americas Securities LLC, SG NY Branch FBO SGAIH Inc, ATTN: Marissa Tai, 245 Park Ave, New York NY 10167-0002	2,091,531.40		5.71%

Floating Income Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	14,210,051.56	*	75.94%

Floating Income Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,300,000.03		6.95%

Floating Income Fund	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,053,330.10		5.63%

High Yield Fund	A **	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	6,350,411.82		7.63%

High Yield Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	8,969,903.83		10.77%

High Yield Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	10,493,448.77		12.60%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	4,480,815.67		5.38%

High Yield Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	7,323,686.96		8.79%

High Yield Fund	A**	MLPF&S for the sole benefit, of its customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	7,636,711.60		9.17%

High Yield Fund	Administrative**	Vantage Trust-Nav, ATTN: Outside Mutual Funds Group, 777 N Capitol St Ne Ste 600, Washington DC 20002-4290	13,076,022.09	*	26.61%

High Yield Fund	Administrative**	Vantage Trust-Unitized, ATTN: Outside Mutual Funds Group, 777 N Capitol St NE Ste 600, Washington DC 20002-4290	9,845,117.83		20.04%

High Yield Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	13,772,856.61	*	28.03%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	15,847.39		8.13%

High Yield Fund	B**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	117,716.91	*	60.36%

High Yield Fund	B**	First Clearing LLC, SPECIAL Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	22,935.35		11.76%

High Yield Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	3,848,193.97		7.60%

High Yield Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	10,043,650.59		19.83%

High Yield Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,817,318.63		9.51%

High Yield Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	6,166,297.55		12.17%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Fund	C**	Raymond James, Omnibus fFor Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,766,452.10		5.46%

High Yield Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	7,443,816.23		14.70%

High Yield Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	3,793,141.21		7.49%

High Yield Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	20,686,938.70	*	47.73%

High Yield Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,326,388.40		7.67%

High Yield Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	12,534,483.04	*	28.92%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	244,269,716.60	*	28.65%

High Yield Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	90,399,746.14		10.60%

High Yield Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	100,598,558.30		11.80%

High Yield Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	51,175,908.34		6.00%

High Yield Fund	Institutional**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole, Benefit of its Customers, ATTN: Service Team, 4800 Deer Lake Drive East 3rd Fl, Jacksonville FL 32246-6484	75,826,335.23		8.89%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Fund	P**	Stifel Nicolaus & Co Inc, 501 North Broadway, Saint Louis MO 63102-2188	4,736,734.97	9.46%

High Yield Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	3,578,797.33	7.15%

High Yield Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	10,359,565.59	20.68%

High Yield Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	11,003,291.82	21.97%

High Yield Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	10,049,803.74	20.06%

High Yield Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,192,335.19	6.37%

High Yield Fund	R**	Massachusettes Mutual, Life Insurance Co, 1295 State Street MIP N255, Springfield MA 01111-0001	281,698.53	6.17%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Fund	R	American United Insurance Co TTEE, Unit Investment Trust, PO Box 368, Indianapolis IN 46206-0368	327,625.85	7.17%

High Yield Fund	R	American United Insurance Co TTEE, Group Retirement Annuity, PO Box 368, Indianapolis IN 46206-0368	1,060,467.04	23.21%

High Yield Fund	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	855,385.50	18.72%

High Yield Fund	R	ATTN NPIO Trade Desk, Dcgt as TTEE And/Or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	238,529.42	5.22%

High Yield Spectrum Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	282,218.30	13.55%

High Yield Spectrum Fund	A**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	136,633.71	6.56%

High Yield Spectrum Fund	A**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	110,806.97	5.32%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Spectrum Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	259,158.60	12.44%

High Yield Spectrum Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	479,854.95	23.03%

High Yield Spectrum Fund	A**	Trust Company Of America, FBO #XXX, PO Box 6503, Englewood CO 80155-6503	260,573.04	12.51%

High Yield Spectrum Fund	C**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, ATTN Mutual Fund OPS Manager, 510 Marquette Ave S, Minneapolis MN 55402-1110	52,749.66	5.35%

High Yield Spectrum Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	100,355.10	10.18%

High Yield Spectrum Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	174,194.84	17.67%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Spectrum Fund	C**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	104,361.16	10.59%

High Yield Spectrum Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	96,029.05	9.74%

High Yield Spectrum Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	202,723.08	20.57%

High Yield Spectrum Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	51,799.75	5.25%

High Yield Spectrum Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	763,377.87	11.86%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Spectrum Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,115,178.09	*	79.48%

High Yield Spectrum Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	83,834,547.14	*	45.85%

High Yield Spectrum Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	90,194,618.83	*	49.33%

High Yield Spectrum Fund	P**	LPL Financial, a/c XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	446,542.31		7.93%

High Yield Spectrum Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,121,827.69	*	90.98%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Income Fund	P**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 DEER Lake Dr E Fl 3, Jacksonville FL 32246-6484	30,979,184.63	7.35%

Income Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	66,401,609.17	15.75%

Income Fund	P**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	85,521,032.76	20.29%

Income Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	24,564,476.06	5.83%

Income Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	35,671,525.55	8.46%

Income Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	54,227,596.21	12.87%

Income Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	22,850,062.89	5.42%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Income Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	3,056,817.91		17.78%

Income Fund	Administrative**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	872,796.54		5.08%

Income Fund	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	1,505,712.61		8.76%

Income Fund	Administrative**	Assetmark Trust Company FBO, Assetmark Inc & Mutual Clients &, FBO other Custodial Clients, 3200 N Central Ave Fl 7, Phoenix AZ 85012-2468	8,518,618.92	*	49.54%

Income Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	30,027,984.79		7.77%

Income Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	20,934,214.96		5.42%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Income Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	29,108,042.88	7.53%

Income Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	41,999,423.18	10.87%

Income Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	19,756,128.41	5.11%

Income Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	48,882,528.28	12.65%

Income Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	49,135,242.66	12.72%

Income Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	66,388,532.59	17.18%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	222,076,295.70	*	39.26%

Income Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	254,968,669.00	*	45.07%

Income Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	31,557,353.23		5.58%

Income Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account For The, Exclusive Benefit Of Our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	256,321,934.50		20.28%

Income Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, Attn: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	195,102,331.90		15.44%

Income Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	85,113,056.05		6.73%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Income Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	157,328,363.10	12.45%

Income Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	119,050,814.90	9.42%

Income Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City Nj 07399-0002	86,673,301.30	14.46%

Income Fund	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	112,183,172.10	18.72%

Income Fund	P**	Raymond James, Omnibus for Mutual Funds, House Acct Firm Xxxxx, Attn Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	31,949,699.47	5.33%

Income Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	108,289,572.10	18.07%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Income Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	82,716,625.74		13.80%

Income Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	65,262,835.50		10.89%

Income Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	74,286,566.12		12.40%

Income Fund	R	ATTN NPIO Trade Desk, Dcgt As Ttee And/Or Cust, Fbo Plic Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	2,471,983.51	*	34.05%

Income Fund	R**	SAMMONS Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	2,164,261.49	*	29.81%

Inflation Response Multi-Asset Fund	A**	Edward D Jones & Co, for the Benefit of Customers, Xxxxx Manchester Rd, Saint Louis MO 63131-3729	92,270.30		6.39%

Inflation Response Multi-Asset Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	208,670.20		14.46%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Inflation Response Multi-Asset Fund	A**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	211,312.04		14.65%

Inflation Response Multi-Asset Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	535,318.00	*	37.10%

Inflation Response Multi-Asset Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	122,175.29		8.47%

Inflation Response Multi-Asset Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	95,151.91	*	29.46%

Inflation Response Multi-Asset Fund	C**	LPL Financial, A/C Xxxx-Xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	34,239.66		10.60%

Inflation Response Multi-Asset Fund	C**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	25,611.71		7.93%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Inflation Response Multi-Asset Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	61,392.16		19.01%

Inflation Response Multi-Asset Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	335,019.69		18.37%

Inflation Response Multi-Asset Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO CUSTOMERS, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,354,130.16	*	74.23%

Inflation Response Multi-Asset Fund	Institutional	Western Metal Industry Pension Fund, PO Box 12068, Seattle WA 98102-0068	5,223,193.91		7.10%

Inflation Response Multi-Asset Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	16,169,435.75		21.97%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Inflation Response Multi-Asset Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,160,428.92		7.01%

Inflation Response Multi-Asset Fund	Institutional	Mac & Co A/C Semfxxxxxxx, ATTN Mutual Fund Ops, PO Box 3198, 525 William Penn Place, Pittsburgh PA 15230-3198	18,084,346.31		24.57%

Inflation Response Multi-Asset Fund	Institutional	Wells Fargo Bank NA FBO, CIC—Forest Products—Real Return, PO Box 1533, Minneapolis MN 55480-1533	3,741,486.33		5.08%

Inflation Response Multi-Asset Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1102	47,344.62		22.89%

Inflation Response Multi-Asset Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	141,069.91	*	68.21%

Inflation Response Multi-Asset Fund	R**	Sammons Financial Network, 5801 Sw 6th Ave, Topeka KS 66636-1001	44,063.18	*	96.28%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long-term Credit Fund	D	Matrix Trust Company Cust FBO, Kades-Margolis Ira MBD, 717 17th Street Suite 1300, Denver CO 80202-3304	6,852.01		17.42%

Long-term Credit Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,604.92		14.25%

Long-term Credit Fund	D	Matrix Trust Company As Agent For, County Bank FBO, GWN, 717 17th Street Suite 1300, Denver Co 80202-3304	8,443.30		21.47%

Long-term Credit Fund	D	Matrix Trust Company Cust FBO, Kades-Margolis XXXB MBD, 717 17th Street Suite 1300, Denver CO 80202-3304	6,303.96		16.03%

Long-term Credit Fund	D	Matrix Trust Company As Agent For, County Bank FBO, GWN, 717 17th Street Suite 1300, Denver CO 80202-3304	10,906.31	*	27.73%

Long-term Credit Fund	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct Reinv/Reinv, 733 Marquette Ave South, Minneapolis MN 55479-0001	25,309,124.71		7.33%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long-term Credit Fund	Institutional	JPM A/C XXXXX As Directed Ttee For, The Ernst & Young Def Bene Ret Pl, Tr Fund Acct, Attn Total Rewards-Benefits, 200 Plaza Dr Ste 2, Secaucus NJ 07094-3607	18,797,616.12	5.44%

Long-term Credit Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	23,853,459.36	6.91%

Long-term Credit Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	46,755,702.66	13.54%

Long-term Credit Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	102,758,931.50*	29.76%

Long-term Credit Fund	Institutional**	Massachusetts Mutual Insurance, Company, ATTN RS Funds Operations MIP XXXX, 1295 State St, Springfield MA 01111-0001	18,025,170.32	5.22%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Long-term Credit Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	11,008,204.48	*	99.46%

Real Return Fund	A**	Mlpf&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	25,751,922.94		12.13%

Real Return Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	17,467,869.30		8.23%

Real Return Fund	A**	John Hancock Life Ins Co (USA), ATTN Liz Seeley, RPS-Trading OPS St-4, 601 Congress St, Boston MA 02210-2805	18,017,924.78		8.49%

Real Return Fund	A**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	10,908,063.74		5.14%

Real Return Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	17,869,367.93		8.42%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	20,065,926.14		23.89%

Real Return Fund	Administrative**	Great West Fund Inc, 8515 E Orchard 2T2, Greenwood Village CO 80111-5002	21,762,144.79	*	25.91%

Real Return Fund	Administrative**	Great-West Trust Company LLC TTEE F, Employee Benefits Clients XXXK, 8515 E Orchard Rd 2t2, Greenwood Village CO 80111-5002	4,758,382.09		5.66%

Real Return Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	91,643.89		13.06%

Real Return Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	43,373.28		6.18%

Real Return Fund	B**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	363,434.62	*	51.80%

Real Return Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	11,412,358.54		10.89%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	8,317,003.67		7.94%

Real Return Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	27,648,051.25	*	26.38%

Real Return Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	7,451,922.31		7.11%

Real Return Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	9,776,026.95		9.33%

Real Return Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, Attn Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	5,935,931.33		5.66%

Real Return Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	15,303,163.04		14.60%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	44,644,654.23	*	41.42%

Real Return Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	47,038,583.98	*	43.64%

Real Return Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	39,663,965.06		5.99%

Real Return Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account For The, Exclusive Benefit Of Our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	78,181,377.36		11.81%

Real Return Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	195,455,280.40	*	29.52%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	6,956,074.47	8.66%

Real Return Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	6,421,999.64	7.99%

Real Return Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	14,098,555.57	17.55%

Real Return Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For The Sole Benefit Of, Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	15,622,849.36	19.45%

Real Return Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	22,766,787.02*	28.34%

Real Return Fund	R**	Hartford Life Insurance Co, XXXK Separate Account, PO Box 2999, Hartford CT 06104-2999	8,080,162.33	22.36%

Real Return Fund	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	2,065,124.08	5.72%

Real Return Fund	R**	UMB Bank N/A, Fiduciary For Tax Deferred A/C’S, 1 SW Security Benefit PL, Topeka KS 66636-1000	3,039,392.99	8.41%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Fund	R**	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford CT 06156-0001	3,559,758.54		9.85%

Real Return Fund	R	ATTN NPIO Trade Desk, DCGT As TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	4,155,209.93		11.50%

Real Return Fund	R**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,811,986.81		5.02%

Real Return Asset Fund	D**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,188.88	*	65.37%

Real Return Asset Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	629.94	*	34.63%

Real Return Asset Fund	Institutional**	New York Life Trust Co Client Acct, 169 Lackawanna Ave, Parsippany NJ 07054-1007	5,413,683.05		5.35%

Real Return Asset Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon,801 Pennsylvania Ave, Kansas City MO 64105-1307	47,497,329.49	*	46.90%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Asset Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	6,366,247.95		6.29%

Real Return Asset Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	33,115,455.79	*	32.70%

Real Return Asset Fund	P**	Charles Schwab & Co Inc, Special Custody A/C FBO Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	75,787.46		9.74%

Real Return Asset Fund	P**	LPL FBO LPL Customers, ATTN Mutual Fund Operations, 1 Beacon St Fl 22, Boston MA 02108-3106	483,585.77	*	62.15%

Real Return Asset Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	68,747.66		8.84%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Real Return Asset Fund	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund OPS Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	40,143.38	5.16%

RealEstateRealReturn Strategy Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	4,871,009.14	6.07%

RealEstateRealReturn Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	14,324,131.16	17.85%

RealEstateRealReturn Strategy Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	6,276,306.38	7.82%

RealEstateRealReturn Strategy Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	5,825,274.59	7.26%

RealEstateRealReturn Strategy Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	10,237,360.42	12.76%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealEstateRealReturn Strategy Fund	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	6,761,355.76		8.43%

RealEstateRealReturn Strategy Fund	B**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	35,694.03		18.54%

RealEstateRealReturn Strategy Fund	B	Srinivas P Kadiyala &, Hima B Ravi Jtwros, 3904 76th St, Lubbock TX 79423-1118	11,113.66		5.77%

RealEstateRealReturn Strategy Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	41,663.26		21.64%

RealEstateRealReturn Strategy Fund	B**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	28,320.84		14.71%

RealEstateRealReturn Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	18,884,673.39	*	36.51%

RealEstateRealReturn Strategy Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	4,905,808.83		9.48%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealEstateRealReturn Strategy Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	4,091,428.51		7.91%

RealEstateRealReturn Strategy Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	3,255,302.54		6.29%

RealEstateRealReturn Strategy Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	4,845,161.40		9.37%

RealEstateRealReturn Strategy Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	40,482,231.21	*	58.63%

RealEstateRealReturn Strategy Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,032,634.63		7.29%

RealEstateRealReturn Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	14,117,900.37		20.45%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealEstateRealReturn Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	229,367,158.80	*	48.72%

RealEstateRealReturn Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	138,538,282.70	*	29.43%

RealEstateRealReturn Strategy Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	43,514,678.71		9.24%

RealEstateRealReturn Strategy Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,767,278.01		10.07%

RealEstateRealReturn Strategy Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	3,629,459.64		13.21%

RealEstateRealReturn Strategy Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	5,300,271.78		19.29%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
RealEstateRealReturn Strategy Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	5,127,946.18	18.66%

RealEstateRealReturn Strategy Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	4,762,944.76	17.34%

RealEstateRealReturn Strategy Fund	P**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,453,854.52	5.29%

RealEstateRealReturn Strategy Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,828,823.25	6.66%

Senior Floating Rate Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,780,753.89	17.38%

Senior Floating Rate Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	801,490.65	7.82%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Senior Floating Rate Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	687,493.23	6.71%

Senior Floating Rate Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,503,676.70	24.43%

Senior Floating Rate Fund	A**	Edward D Jones & Co, for The Benefit Of Customers, XXXXX Manchester Rd, Saint Louis MO 63131-3729	628,219.53	6.13%

Senior Floating Rate Fund	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	567,811.61	5.54%

Senior Floating Rate Fund	A**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg Fl 33716-1100	593,841.39	5.79%

Senior Floating Rate Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,150,342.13	14.06%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Senior Floating Rate Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,006,613.30		12.30%

Senior Floating Rate Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	595,353.57		7.28%

Senior Floating Rate Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,492,368.63	*	30.46%

Senior Floating Rate Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	435,684.91		5.32%

Senior Floating Rate Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	645,919.44	*	29.46%

Senior Floating Rate Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	689,657.57	*	31.45%

Senior Floating Rate Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	162,475.34		7.41%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Senior Floating Rate Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	398,734.36		18.18%

Senior Floating Rate Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	119,905,877.60	*	52.16%

Senior Floating Rate Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	71,977,292.94	*	31.31%

Senior Floating Rate Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	149,558.18		5.73%

Senior Floating Rate Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm Xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	349,156.44		13.38%

Senior Floating Rate Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,012,580.54	*	38.81%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Senior Floating Rate Fund	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	401,017.22		15.37%

Senior Floating Rate Fund	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund OPS Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	153,555.00		5.88%

Senior Floating Rate Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	328,353.78		12.58%

Senior Floating Rate Fund	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	496,654.25	*	95.34%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

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discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

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4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the

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foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

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4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

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APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee

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candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

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EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1]	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President —Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

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EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

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The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PFC_012015

E-2

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds.

On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary January 29, 2015

FUNDS PARTICIPATING* IN THE MEETING

ON APRIL 20, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPathTM 2025 Fund

PIMCO RealPathTM 2030 Fund

PIMCO RealPathTM 2035 Fund

PIMCO RealPathTM 2040 Fund

PIMCO RealPathTM 2045 Fund

PIMCO RealPathTM 2050 Fund

PIMCO RealPathTM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

*	Certain series of the Trust, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO FUNDS

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment

1

Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund and for each class of each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund,

2

and PIMCO Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Fund shares. The PIMCO Funds of Funds will vote any shares of an Underlying PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

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Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any

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nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

[1] Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

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The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

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Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000
	PIMCO Global Multi-Asset Fund	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO Short Asset Investment Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
Independent Nominees
George E. Borst	PIMCO Total Return Fund	Over $100,000	Over $100,000
	PIMCO Low Duration Fund	Over $100,000
	PIMCO Short Duration Municipal Income Fund	Over $100,000

Jennifer Holden Dunbar	None	None	None

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000

Peter B. McCarthy	None	None	Over $100,000

Ronald C. Parker	PIMCO Total Return Fund	$10,001 - $50,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO CommodityRealReturn Strategy® Fund	$10,001 - $50,000
	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$50,001 - $100,000
	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$50,001 - $100,000
	PIMCO Fundamental Advantage Absolute Return Strategy Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
	PIMCO Money Market Fund	Over $100,000
	PIMCO Mortgage Opportunities Fund	Over $100,000
	PIMCO Real Return Asset Fund	Over $100,000
	PIMCO Real Return Fund	$1 - $10,000
	PIMCO RealEstateRealReturn Strategy Fund	Over $100,000
	PIMCO RealPathTM 2040 Fund	Over $100,000
	PIMCO Senior Floating Rate Fund	Over $100,000
	PIMCO Short Asset Investment Fund	$1 - $10,000
	PIMCO StocksPLUS® AR Short Strategy Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Over $100,000
Independent Trustees

E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO Income Fund	$10,001 - $50,000

J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO EM Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO High Yield Fund	Over $100,000

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Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Name of Fund	Dollar Range
PIMCO Fundamental IndexPLUS® AR Fund	Over $100,000
PIMCO Income Fund	Over $100,000
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Over $100,000
PIMCO Small-Cap StocksPLUS® AR Fund	$10,001 - $50,000
PIMCO StocksPLUS® Absolute Return Fund	$50,001 - $100,000
PIMCO Total Return Fund	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Funds, with the exception of the following Funds:

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.16%
PIMCO Mortgage Opportunities Fund	Institutional	1.06%

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

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[1]

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
[3]

During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting

13

attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s

14

representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s

15

activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for

16

the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.
The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the

17

nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and

18

institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

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The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against

20

any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

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Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

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EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
EM Fundamental IndexPLUS® AR Strategy Fund	A	1,011,446.662	334,477,611.356
	Administrative	22,357.493
	C	187,294.029
	D	489,635.228
	Institutional	331,851,442.516
	P	915,435.428

EMG Intl Low Volatility RAFI®-PLUS AR Fund	A	220,170.329	477,158,458.369
	C	23,869.930
	D	89,206.992
	Institutional	476,822,278.028
	P	2,933.090

Fundamental Advantage Absolute Return Strategy Fund	A	10,929,632.515	669,444,369.291
	C	7,473,796.359
	D	16,207,861.422
	Institutional	624,714,041.486
	P	10,119,037.509

Fundamental IndexPLUS® AR Fund	A	130,375,364.788	639,531,260.000
	Administrative	7,166,225.531
	C	90,087,407.734
	D	113,824,079.283
	Institutional	201,682,175.994
	P	96,396,006.670

International Fundamental IndexPLUS® AR Strategy Fund	A	256,170.860	194,175,945.654
	C	167,405.946
	D	1,190,531.065
	Institutional	192,385,656.501
	P	176,181.282

International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged)	A	27,070,641.800	105,528,965.142
	B	30,313.100
	C	11,607,183.581
	D	27,946,276.475
	Institutional	31,211,471.272
	P	7,663,078.914

A-1

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
International StocksPLUS® AR Strategy Fund (Unhedged)	A	3,991,672.911	179,134,256.274
	Administrative	401,513.410
	C	1,291,018.727
	D	5,444,492.324
	Institutional	166,077,210.635
	P	1,928,348.267

Intl Low Volatility RAFI®-PLUS AR Fund	A	134,862.710	268,594,969.867
	C	19,040.219
	D	272,517.797
	Institutional	268,127,772.470
	P	40,776.671

Low Volatility RAFI®-PLUS AR Fund	A	1,199,010.784	137,400,602.888
	C	840,636.651
	D	396,771.533
	Institutional	134,878,241.695
	P	85,942.225

Small Cap StocksPLUS® AR Strategy Fund	A	39,943,632.115	146,640,567.336
	Administrative	71,315.167
	C	18,458,372.184
	D	39,075,701.552
	Institutional	29,317,251.423
	P	19,774,294.895

Small Company Fundamental IndexPLUS® AR Strategy Fund	A	229,864.323	37,211,281.555
	C	270,039.968
	D	647,192.311
	Institutional	35,898,713.814
	P	165,471.139

StocksPLUS® Fund	A	25,275,537.232	117,699,836.367
	Administrative	664,399.198
	B	143,021.771
	C	16,330,730.186
	D	4,118,263.705
	Institutional	65,043,923.595
	P	4,576,167.643
	R	1,547,793.037

A-2

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
StocksPLUS® Absolute Return Fund	A	35,726,474.655	136,952,599.624
	B	69,251.882
	C	23,292,061.287
	D	33,042,319.875
	Institutional	30,925,167.570
	P	13,897,324.355

StocksPLUS® AR Short Strategy Fund	A	13,376,141.473	1,596,736,570.348
	C	8,687,790.287
	D	17,071,347.516
	Institutional	1,535,816,472.225
	P	21,784,818.847

StocksPLUS® Long Duration Fund	Institutional	86,678,979.986	86,678,979.986

Worldwide Fundamental Advantage AR Strategy Fund	A	40,523.823	316,311,453.433
	C	14,334.182
	D	17,323.431
	Institutional	316,237,114.680
	P	2,157.317

Worldwide Long/Short Fundamental Strategy Fund	A	1,006.689	170,363,236.605
	C	1,006.260
	D	1,006.689
	Institutional	170,359,210.096
	P	1,006.871

A-3

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EM Fundamental IndexPLUS® AR Strategy Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	266,293.97	*	26.43%

EM Fundamental IndexPLUS® AR Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	225,878.52		22.42%

EM Fundamental IndexPLUS® AR Strategy Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	102,478.48		10.17%

EM Fundamental IndexPLUS® AR Strategy Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	276,472.64	*	27.44%

EM Fundamental IndexPLUS® AR Strategy Fund	Administrative	Saxon & Co, FBO XXXXXX, PO Box 7780, Philadelphia PA 19182-0001	22,357.49	*	100.00%

EM Fundamental IndexPLUS® AR Strategy Fund	C**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, ATTN Mutual Fund Ops Manager, 510 Marquette Ave S, Minneapolis MN 55402-1110	15,881.55		7.37%

EM Fundamental IndexPLUS® AR Strategy Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	37,094.80		17.21%

B-1

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EM Fundamental IndexPLUS® AR Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	79,828.75	*	37.03%

EM Fundamental IndexPLUS® AR Strategy Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	25,616.75		11.88%

EM Fundamental IndexPLUS® AR Strategy Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	27,675.85		12.84%

EM Fundamental IndexPLUS® AR Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	74,500.64		15.22%

EM Fundamental IndexPLUS® AR Strategy Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	380,702.65	*	77.75%

EM Fundamental IndexPLUS® AR Strategy Fund	Institutional	State of Michigan, Retirement Systems, 2501 Coolidge Rd Ste 400, East Lansing MI 48823-6352	51,771,860.71		15.61%

EM Fundamental IndexPLUS® AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	128,251,393.90	*	38.67%

EM Fundamental IndexPLUS® AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	135,608,962.90	*	40.89%

B-2

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EM Fundamental IndexPLUS® AR Strategy Fund	P**	LPL FBO LPL Customers, ATTN Mutual Fund Operations, 1 Beacon St Fl 22, Boston MA 02108-3106	437,587.55	*	47.88%

EM Fundamental IndexPLUS® AR Strategy Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	169,423.65		18.54%

EM Fundamental IndexPLUS® AR Strategy Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	178,444.56		19.53%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	A**	National Financial Services LLC, FOR The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	214,515.82	*	97.30%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	15,704.58	*	65.79%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	C	Diantha Severance Irrev Trust, DTD XX/XX/XXXX, Diantha B Severance TTEE, 1111 US 29 Business, Reidsville NC 27320	2,939.53		12.31%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	70,785.17	*	79.35%

B-3

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMG Intl Low Volatility RAFI®-PLUS AR Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	15,094.29		16.92%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	248,332,907.80	*	52.27%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	216,300,606.80	*	45.53%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	P	Brian T Evans, Marta Evans XXXX Tod, 3403 N Rockingham Rd, Greensboro NC 27407-7247	984.1	*	33.55%

EMG Intl Low Volatility RAFI®-PLUS AR Fund	P**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,948.99	*	66.45%

Fundamental Advantage Absolute Return Strategy Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,043,752.60		9.61%

Fundamental Advantage Absolute Return Strategy Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	3,091,009.74	*	28.45%

B-4

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental Advantage Absolute Return Strategy Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,234,160.06	11.36%

Fundamental Advantage Absolute Return Strategy Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	636,934.12	5.86%

Fundamental Advantage Absolute Return Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,570,861.24	14.46%

Fundamental Advantage Absolute Return Strategy Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	903,869.90	12.04%

Fundamental Advantage Absolute Return Strategy Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	397,637.59	5.30%

Fundamental Advantage Absolute Return Strategy Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	579,354.50	7.72%

Fundamental Advantage Absolute Return Strategy Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	534,944.61	7.12%

Fundamental Advantage Absolute Return Strategy Fund	C**	Charles Schwab & Co Inc, Special Custody Acct Fbo Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	506,770.42	6.75%

B-5

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental Advantage Absolute Return Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,802,824.49		24.01%

Fundamental Advantage Absolute Return Strategy Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	997,753.73		13.29%

Fundamental Advantage Absolute Return Strategy Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	1,613,685.74		10.04%

Fundamental Advantage Absolute Return Strategy Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,665,043.48		10.35%

Fundamental Advantage Absolute Return Strategy Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	9,282,085.63	*	57.72%

Fundamental Advantage Absolute Return Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	2,094,815.57		13.03%

Fundamental Advantage Absolute Return Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	413,642,576.80	*	66.23%

Fundamental Advantage Absolute Return Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	153,599,546.10		24.59%

B-6

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental Advantage Absolute Return Strategy Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	897,246.31		9.16%

Fundamental Advantage Absolute Return Strategy Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,009,351.47		10.30%

Fundamental Advantage Absolute Return Strategy Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	726,250.36		7.41%

Fundamental Advantage Absolute Return Strategy Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	906,066.94		9.25%

Fundamental Advantage Absolute Return Strategy Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,011,138.21		10.32%

Fundamental Advantage Absolute Return Strategy Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	4,204,942.91	*	42.92%

Fundamental IndexPlus® AR Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	27,830,593.43		21.35%

Fundamental IndexPLUS® AR Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	20,395,149.67		15.64%

B-7

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental IndexPLUS® AR Fund	A**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	7,116,779.34		5.46%

Fundamental IndexPLUS® AR Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	11,378,538.54		8.73%

Fundamental IndexPLUS® AR Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	15,947,379.40		12.23%

Fundamental IndexPLUS® AR Fund	Administrative**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,372,319.10	*	75.19%

Fundamental IndexPLUS® AR Fund	Administrative**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	703,033.69		9.84%

Fundamental IndexPLUS® AR Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	7,037,759.86		7.83%

Fundamental IndexPLUS® AR Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	9,940,704.62		11.07%

Fundamental IndexPLUS® AR Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	5,780,905.90		6.44%

B-8

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental IndexPLUS® AR Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	10,186,309.02		11.34%

Fundamental IndexPLUS® AR Fund	C**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	4,620,589.19		5.14%

Fundamental IndexPLUS® AR Fund	C**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	6,265,035.95		6.97%

Fundamental IndexPLUS® AR Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	13,035,743.07		14.51%

Fundamental IndexPLUS® AR Fund	C**	MLPF&S for the sole benefit, of its customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	9,971,343.72		11.10%

Fundamental IndexPLUS® AR Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	6,835,696.04		7.61%

Fundamental IndexPLUS® AR Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	67,889,151.62	*	59.85%

B-9

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental IndexPLUS® AR Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	24,223,318.26	21.36%

Fundamental IndexPLUS® AR Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	8,422,377.01	7.43%

Fundamental IndexPLUS® AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	26,284,103.42	13.20%

Fundamental IndexPLUS® AR Fund	Institutional**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	19,072,221.29	9.58%

Fundamental IndexPLUS® AR Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	10,706,631.93	5.38%

Fundamental IndexPLUS® AR Fund	Institutional	The Ucla Foundation, C/O Ucla Investment Company, 12400 Wilshire Blvd Ste 1000, Los Angeles CA 90025-1058	26,283,471.36	13.20%

Fundamental IndexPLUS® AR Fund	Institutional**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	10,567,365.64	5.31%

Fundamental IndexPLUS® AR Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account For The, Exclusive Benefit Of Our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	34,884,091.24	17.52%

B-10

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Fundamental IndexPLUS® AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	19,761,850.01		9.93%

Fundamental IndexPLUS® AR Fund	Institutional**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	26,537,456.09		13.33%

Fundamental IndexPLUS® AR Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	16,536,731.94		17.23%

Fundamental IndexPLUS® AR Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	19,457,846.00		20.27%

Fundamental IndexPLUS® AR Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	11,785,264.09		12.28%

Fundamental IndexPLUS® AR Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	12,286,883.37		12.80%

Fundamental IndexPLUS® AR Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	17,842,410.84		18.59%

International Fundamental IndexPLUS® AR Strategy Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	102,517.05	*	38.96%

B-11

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International Fundamental IndexPLUS® AR Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	52,342.11		19.89%

International Fundamental IndexPLUS® AR Strategy Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	13,781.91		5.24%

International Fundamental IndexPLUS® AR Strategy Fund	A	Matrix Trust Company Cust FBO, Family Care Associates Of Effingham, 717 17th Street Suite 1300, Denver CO 80202-3304	25,623.68		9.74%

International Fundamental IndexPLUS® AR Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	96,170.23	*	58.47%

International Fundamental IndexPLUS® AR Strategy Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	16,733.40		10.17%

International Fundamental IndexPLUS® AR Strategy Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	29,035.55		17.65%

International Fundamental IndexPLUS® AR Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,115,218.69	*	93.69%

International Fundamental IndexPLUS® AR Strategy Fund	P**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	143,666.89	*	81.14%

International Fundamental IndexPLUS® AR Strategy Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	23,774.39		13.43%

B-12

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International Fundamental IndexPLUS® AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	107,507,085.70	*	55.85%

International Fundamental IndexPLUS® AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	71,139,733.16	*	36.96%

Intl Low Volatility RAFI®-PLUS AR Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	7,988.46		5.91%

Intl Low Volatility RAFI®-PLUS AR Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	114,330.97	*	84.65%

Intl Low Volatility RAFI®-PLUS AR Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	8,421.95		6.24%

Intl Low Volatility RAFI®-PLUS AR Fund	C	Charles R Mankins, Direct PIMCO Mutual Fund, Outside Investments, 21 Mound Mnr, Saint Marys WV 26170-9621	1,154.23		6.06%

Intl Low Volatility RAFI®-PLUS AR Fund	C	Diantha Severance Irrev Trust, DTD XX/XX/XXXX, Diantha B Severance TTEE, 1111 Us 29 Business, Reidsville NC 27320	3,444.41		18.09%

Intl Low Volatility RAFI®-PLUS AR Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	7,717.37	*	40.53%

B-13

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Intl Low Volatility RAFI®-PLUS AR Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	3,821.58		20.07%

Intl Low Volatility RAFI®-PLUS AR Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	226,288.64	*	91.62%

Intl Low Volatility RAFI®-PLUS AR Fund	D**	Charles Schwab & Co Inc, Special Custody Acct Fbo Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	16,457.11		6.66%

Intl Low Volatility RAFI®-PLUS AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	122,295,209.20	*	45.90%

Intl Low Volatility RAFI®-PLUS AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	138,925,469.70	*	52.15%

Intl Low Volatility RAFI®-PLUS AR Fund	P**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	16,196.41	*	39.72%

Intl Low Volatility RAFI®-PLUS AR Fund	P	Richard B Mackall &, Nancy S Mackall Rev Trust, UAD XX/XX/XX Richard B Mackall, & Nancy S Mackall Ttees, 13231 Queensgate Rd, Midlothian VA 23114-4494	11,184.64	*	27.43%

B-14

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Intl Low Volatility RAFI®-PLUS AR Fund	P	Robert Earl Krumroy, 8002 Willow Glen Trl, Greensboro NC 27455-9296	8,007.28	19.64%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	National Financial Services Llc, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	328,594.50	8.19%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	454,276.02	11.33%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	213,880.96	5.33%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	248,793.16	6.20%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	440,012.47	10.97%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	Reliance Trust Company Ttee, FBO ADP Access Large Market, XXX(K) Plan, 1100 Abernathy Rd, Atlanta GA 30328-5620	288,955.72	7.21%

International StockPLUS® AR Strategy Fund (Unhedged)	A**	State Street Bank Trustee, And/Or Custodian, FBO Adp Access, 1 Lincoln St, Boston MA 02111-2901	470,402.30	11.73%

B-15

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (Unhedged)	Administrative**	FIIOC FBO Spellman High Voltage, Electronics Corp Xxxxx, 100 Magellan Way KW1C, Covington KY 41015-1987	169,133.41	*	42.12%

International StockPLUS® AR Strategy Fund (Unhedged)	Administrative**	FIIOC, FBO Ryeson Corporation, Profit Sharing Plan-Xxxxx, 100 Magellan Way KW1C, Covington KY 41015-1987	59,042.24		14.70%

International StockPLUS® AR Strategy Fund (Unhedged)	Administrative**	FIIOC FBO Aristeia Capital LLC, Retirement Plan-XXXXX, 100 Magellan Way KW1C, Covington KY 41015-1987	31,657.64		7.88%

International StockPLUS® AR Strategy Fund (Unhedged)	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	113,437.24		8.79%

International StockPLUS® AR Strategy Fund (Unhedged)	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	231,236.75		17.91%

International StockPLUS® AR Strategy Fund (Unhedged)	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	115,323.99		8.93%

International StockPLUS® AR Strategy Fund (Unhedged)	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	100,281.47		7.77%

International StockPLUS® AR Strategy Fund (Unhedged)	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	115,519.51		8.95%

B-16

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (Unhedged)	D**	Charles Schwab & Co Inc, Special Custody Acct Fbo Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	2,725,107.80	*	50.17%

International StockPLUS® AR Strategy Fund (Unhedged)	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,212,077.51	*	40.72%

International StockPLUS® AR Strategy Fund (Unhedged)	Institutional	State of Michigan, Retirement Systems, 2501 Coolidge Rd Ste 400, East Lansing MI 48823-6352	158,160,274.80	*	95.24%

International StockPLUS® AR Strategy Fund (Unhedged)	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	191,573.50		9.99%

International StockPLUS® AR Strategy Fund (Unhedged)	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	216,171.90		11.27%

International StockPLUS® AR Strategy Fund (Unhedged)	P**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	480,044.85	*	25.03%

International StockPLUS® AR Strategy Fund (Unhedged)	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	588,008.91	*	30.66%

International StockPLUS® AR Strategy Fund (Unhedged)	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	146,916.40		7.66%

B-17

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	3,230,411.06	11.92%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,640,385.41	9.74%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	4,923,051.66	18.17%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,646,884.47	17.15%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	B**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,424.97	8.00%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	B	Steven L Gibbone &, Veronica R Gibbone JTWROS, 1214 South 11th St Suite 300, Philadelphia PA 19147-5017	3,161.99	10.43%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	B**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	6,382.64	21.06%

B-18

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	B**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	10,061.61	*	33.19%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	B**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,964.03		6.48%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	B**	Lpl Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,803.41		5.95%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,807,523.92		15.62%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,072,485.62		9.27%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	874,278.06		7.55%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,143,519.97		9.88%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,291,796.72		11.16%

B-19

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,200,094.71		10.37%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	803,209.29		6.94%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	C**	JP Morgan Clearing Corp Omnibus, Account For The Exclusive Benefit, Of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	1,095,329.60		9.46%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	14,761,012.11	*	53.02%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	9,487,908.12	*	34.08%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,502,033.86		7.99%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,519,313.02		8.05%

B-20

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	Institutional	State Street Kansas City FBO, PVIT Global Diversified Allocation, Portfolio, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	2,920,714.17	9.33%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	Institutional**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	4,086,874.08	13.06%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	Institutional**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	3,340,126.05	10.67%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	877,621.83	11.56%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	730,297.48	9.62%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,270,847.99	16.74%

International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,381,969.08	18.21%

B-21

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
International StockPLUS® AR Strategy Fund (U.S. Dollar Hedged)	P**	Merrill Lynch Pierce Fenner, & Smith Inc For The Sole Benefit Of, Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,272,856.12		16.77%

Low Volatility RAFI®-PLUS AR Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	364,251.46	*	30.50%

Low Volatility RAFI®-PLUS AR Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	85,518.15		7.16%

Low Volatility RAFI®-PLUS AR Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	174,558.68		14.62%

Low Volatility RAFI®-PLUS AR Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	181,141.68		15.17%

Low Volatility RAFI®-PLUS AR Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	73,518.53		8.71%

Low Volatility RAFI®-PLUS AR Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	635,877.13	*	75.35%

Low Volatility RAFI®-PLUS AR Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	112,509.31	*	26.57%

Low Volatility RAFI®-PLUS AR Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	39,837.31		9.41%

B-22

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Volatility RAFI®-PLUS AR Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	266,337.63	*	62.89%

Low Volatility RAFI®-PLUS AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	50,471,798.69	*	37.71%

Low Volatility RAFI®-PLUS AR Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	77,932,846.15	*	58.22%

Low Volatility RAFI®-PLUS AR Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	32,994.24	*	38.39%

Low Volatility RAFI®-PLUS AR Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1102	45,774.05	*	53.26%

Low Volatility RAFI®-PLUS AR Fund	P**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	4,934.29		5.74%

Small Cap StockPLUS® AR Strategy Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	3,208,009.22		8.04%

B-23

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Small Cap StockPLUS® AR Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,254,099.18		13.17%

Small Cap StockPLUS® AR Strategy Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	4,696,547.32		11.77%

Small Cap StockPLUS® AR Strategy Fund	A**	UMB Bank N/A, SFR, FBO Fiduciary For Tax Deferred, Accts, 1 SW Security Benefit Pl, Topeka KS 66636-1000	2,963,246.08		7.43%

Small Cap StockPLUS® AR Strategy Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	3,545,876.44		8.89%

Small Cap StockPLUS® AR Strategy Fund	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	37,478.19	*	52.55%

Small Cap StockPLUS® AR Strategy Fund	Administrative**	State Street Bank Ttee And/Or, Cust FBO ADP Access XXX (K) Plan, 1 Lincoln St, Boston MA 02111-2901	31,433.89	*	44.08%

Small Cap StockPLUS® AR Strategy Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,693,518.66		9.20%

Small Cap StockPLUS® AR Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,423,922.93		13.17%

Small Cap StockPLUS® AR Strategy Fund	C**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	1,211,219.31		6.58%

B-24

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Small Cap StockPLUS® AR Strategy Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,717,331.64		14.77%

Small Cap StockPLUS® AR Strategy Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,257,287.39		6.83%

Small Cap StockPLUS® AR Strategy Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,429,381.25		7.77%

Small Cap StockPLUS® AR Strategy Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,028,298.67		5.59%

Small Cap StockPLUS® AR Strategy Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,189,295.65		11.90%

Small Cap StockPLUS® AR Strategy Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	23,275,872.50	*	59.66%

Small Cap StockPLUS® AR Strategy Fund	D**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	2,271,071.42		5.82%

Small Cap StockPLUS® AR Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	9,892,064.31	*	25.36%

B-25

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Small Cap StockPLUS® AR Strategy Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,392,825.06		8.16%

Small Cap StockPLUS® AR Strategy Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,168,590.25		7.39%

Small Cap StockPLUS® AR Strategy Fund	Institutional**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	6,235,353.84		21.25%

Small Cap StockPLUS® AR Strategy Fund	Institutional**	Nationwide Trust Company FSB, C/O Ipo Portfolio Accounting, PO Box 182029, Columbus OH 43218-2029	1,710,250.05		5.83%

Small Cap StockPLUS® AR Strategy Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	5,919,566.24	*	29.82%

Small Cap StockPLUS® AR Strategy Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,704,092.58		8.59%

Small Cap StockPLUS® AR Strategy Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,698,053.84		8.56%

Small Cap StockPLUS® AR Strategy Fund	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	4,304,539.05		21.69%

B-26

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Small Cap StockPLUS® AR Strategy Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,540,588.93		12.80%

Small Company Fundamental IndexPLUS® AR Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	31,164.21		10.83%

Small Company Fundamental IndexPLUS® AR Strategy Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	230,503.51	*	80.10%

Small Company Fundamental IndexPLUS® AR Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	25,686.13		9.72%

Small Company Fundamental IndexPLUS® AR Strategy Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	22,008.85		8.32%

Small Company Fundamental IndexPLUS® AR Strategy Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	209,208.97	*	79.13%

Small Company Fundamental IndexPLUS® AR Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	351,435.03	*	54.83%

Small Company Fundamental IndexPLUS® AR Strategy Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	249,876.84	*	38.99%

B-27

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Small Company Fundamental IndexPLUS® AR Strategy Fund	Institutional	State Street Kansas City FBO, PVIT Global Diversified Allocation, Portfolio, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	1,810,171.36		5.04%

Small Company Fundamental IndexPLUS® AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	19,087,159.31	*	53.10%

Small Company Fundamental IndexPLUS® AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 65105-1307	12,985,326.54	*	36.12%

Small Company Fundamental IndexPLUS® AR Strategy Fund	P**	Rbc Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund OPS Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	24,467.73		14.63%

Small Company Fundamental IndexPLUS® AR Strategy Fund	P**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	98,232.69	*	58.75%

Small Company Fundamental IndexPLUS® AR Strategy Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	44,300.36	*	26.49%

StockPLUS® Fund	A**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	3,117,604.89		12.33%

B-28

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,809,065.27		7.15%

StockPLUS® Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,327,785.68		13.16%

StockPLUS® Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,978,834.84		7.83%

StockPLUS® Fund	Administrative**	MG Trust Co As The Agent For NTC &, CO Custodian FBO Qualified Plans, PO Box 5508, Denver CO 80217-5508	58,326.77		8.78%

StockPLUS® Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	152,842.75		23.00%

StockPLUS® Fund	Administrative**	State Street Bank Ttee And/Or, Cust FBO ADP Access XXX (K) Plan, 1 Lincoln St, Boston MA 02111-2901	189,850.88	*	28.57%

StockPLUS® Fund	Administrative**	Great West Trust Co LLC, FBO Recordkeeping for Various, Benefit PL Omniputnam, C/O Mutual Fund Trading, 8525 E Orchard Rd, Greenwood Vlg CO 80111-5002	36,257.18		5.46%

StockPLUS® Fund	Administrative**	Wtrisc As Cust FBO Western, Growers Association Group Trust, PO Box 52129, Phoenix AZ 85072-2129	144,810.43		21.80%

B-29

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Fund	B**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	14,434.19	10.09%

StockPLUS® Fund	B**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	15,607.47	10.91%

StockPLUS® Fund	B**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	23,870.57	16.69%

StockPLUS® Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	15,059.35	10.53%

StockPLUS® Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	26,044.89	18.21%

StockPLUS® Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	966,698.48	5.87%

StockPLUS® Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,817,248.99	11.04%

StockPLUS® Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,143,889.59	6.95%

B-30

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,137,177.65		6.91%

StockPLUS® Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, Attn Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,322,129.31		8.03%

StockPLUS® Fund	C**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,197,053.85		13.35%

StockPLUS® Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,932,211.08		11.74%

StockPLUS® Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,889,637.19	*	45.87%

StockPLUS® Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	356,765.86		8.66%

StockPLUS® Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,156,414.80	*	28.07%

StockPLUS® Fund	Institutional	State Street Bank FBO, Iltrs Main Gmas, 2 Avenue De Lafayette Ste 1, Boston MA 02111-1748	3,399,296.34		5.22%

B-31

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Fund	Institutional	State Street Bank FBO, PVIT Global Multi Asset Port, 801 Pennsylvania Ave, ATTN Chuck Nixon, Kansas City MO 64105-1307	13,291,582.67		20.41%

StockPLUS® Fund	Institutional	State Street Kansas City FBO, PIMCO Global Multi-Asset Fnd, ATTN: Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	10,375,179.10		15.94%

StockPLUS® Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	9,857,775.16		15.14%

StockPLUS® Fund	Institutional**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	9,647,569.21		14.82%

StockPLUS® Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	573,811.97		15.98%

StockPLUS® Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,762,657.34	*	49.08%

StockPLUS® Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	308,583.09		8.59%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	231,767.20		6.45%

StockPLUS® Fund	P**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	394,418.04		10.98%

StockPLUS® Fund	R**	Massachusettes Mutual, Life Insurance Co, 1295 State Street MIP N255, Springfield MA 01111-0001	481,540.09	*	31.49%

StockPLUS® Fund	R**	WTRISC as TTEE FBO, Harlan Laboratories, Inc XXX(K) Plan, PO Box 52129, Phoenix AZ 85072-2129	161,883.75		10.59%

StockPLUS® Fund	R	Lincoln Retirement Services Company, FBO Ornl Fed Credit Union XXXK, PO Box 7876,Fort Wayne IN 46801-7876	114,928.03		7.52%

StockPLUS® Fund	R**	Taynik & Co, C/O Investors Bank & Trust, ATTN Mutual Fund Processing, 1200 Crown Colony Dr, Quincy MA 02169-0938	114,640.60		7.50%

StockPLUS® Fund	R**	MLPF&S For The Sole Benefit, Of Its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	117,659.00		7.69%

StockPLUS® Fund	R	PIMS/Prudential Retirement, As Nominee For The TTEE/Cust PL XXX, South Coast Water District, 31592 West St, Laguna Beach CA 92651-6907	79,946.68		5.23%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Absolute Return Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	2,126,171.19	5.98%

StockPLUS® Absolute Return Fund	A**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	5,799,446.15	16.30%

StockPLUS® Absolute Return Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,061,481.26	5.79%

StockPLUS® Absolute Return Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	3,035,541.74	8.53%

StockPLUS® Absolute Return Fund	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	4,581,668.21	12.88%

StockPLUS® Absolute Return Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,815,812.15	13.54%

StockPLUS® Absolute Return Fund	B**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	5,373.20	7.76%

StockPLUS® Absolute Return Fund	B**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	5,133.63	7.41%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Absolute Return Fund	B**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	8,305.84		11.99%

StockPLUS® Absolute Return Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	29,836.93	*	43.08%

StockPLUS® Absolute Return Fund	B**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	5,631.74		8.13%

StockPLUS® Absolute Return Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,537.41		5.11%

StockPLUS® Absolute Return Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,642,100.05		7.04%

StockPLUS® Absolute Return Fund	C**	JP Morgan Clearing Corp Omnibus, Account For The Exclusive Benefit, Of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	1,333,967.43		5.72%

StockPLUS® Absolute Return Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	2,464,784.14		10.57%

StockPLUS® Absolute Return Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,887,727.37		12.39%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Absolute Return Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,251,256.71		9.66%

StockPLUS® Absolute Return Fund	C**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,300,813.24		5.58%

StockPLUS® Absolute Return Fund	C**	American Enterprise Investment Svc, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	1,380,202.93		5.92%

StockPLUS® Absolute Return Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,497,966.06		15.00%

StockPLUS® Absolute Return Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,535,636.72		6.59%

StockPLUS® Absolute Return Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F,ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,758,474.29		7.54%

StockPLUS® Absolute Return Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	6,212,638.80		18.86%

StockPLUS® Absolute Return Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,454,443.14		7.45%

StockPLUS® Absolute Return Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	21,159,013.50	*	64.24%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Absolute Return Fund	Institutional**	State Street As Cust FBO South, Dakota Higher Education Tr Select, PIMCO Stocksplus TR FD Inv Port, 801 Pennsylvania Ave, Kansas City MO 64105-1307	3,468,040.93		11.25%

StockPLUS® Absolute Return Fund	Institutional**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	18,249,663.98	*	59.18%

StockPLUS® Absolute Return Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2292223.12		7.43%

StockPLUS® Absolute Return Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	807,761.62		5.61%

StockPLUS® Absolute Return Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	3,138,081.08		21.80%

StockPLUS® Absolute Return Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,773,990.15		12.33%

StockPLUS® Absolute Return Fund	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,617,270.54		18.19%

StockPLUS® Absolute Return Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,973,543.50		13.71%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Absolute Return Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	2,327,051.19		16.17%

StockPLUS® AR Short Strategy Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,348,160.80		10.15%

StockPLUS® AR Short Strategy Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,393,982.98		10.49%

StockPLUS® AR Short Strategy Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,426,890.69		10.74%

StockPLUS® AR Short Strategy Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,398,127.84	*	25.58%

StockPLUS® AR Short Strategy Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,230,755.34		9.26%

StockPLUS® AR Short Strategy Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	663,300.17		7.63%

StockPLUS® AR Short Strategy Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	726,858.75		8.36%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® AR Short Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,321,531.06	*	38.22%

StockPLUS® AR Short Strategy Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,503,611.01		17.30%

StockPLUS® AR Short Strategy Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York Ny 10281-1003	441,009.63		5.07%

StockPLUS® AR Short Strategy Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	730,913.96		8.41%

StockPLUS® AR Short Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	8,957,833.58	*	52.60%

StockPLUS® AR Short Strategy Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	4,963,789.65	*	29.15%

StockPLUS® AR Short Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 65105-1307	147,661,026.00	*	96.82%

StockPLUS® AR Short Strategy Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	3,427,302.07		15.71%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® AR Short Strategy Fund	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	3,327,275.62		15.25%

StockPLUS® AR Short Strategy Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	8,263,994.95	*	37.87%

StockPLUS® AR Short Strategy Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	4,369,265.18		20.02%

StockPLUS® Long Duration Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	14,194,849.97		16.40%

StockPLUS® Long Duration Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco Ca 94105-1905	5,160,014.25		5.96%

StockPLUS® Long Duration Fund	Institutional	MAC & CO A/C EECFXXXXXXX, ATTN Mutual Fund OPS, PO Box 3198, 525 William Penn Place, Pittsburgh PA 15230-3198	15,895,246.75		18.36%

StockPLUS® Long Duration Fund	Institutional	The Johns Hopkins Health System, Corporation Retirement Master Trust, 3910 Keswick Road Suite S-4300d, Baltimore MD 21211-2226	17,461,619.73		20.17%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
StockPLUS® Long Duration Fund	Institutional	Wells Fargo Bank NA FBO, SD Warren Mutual Commingled Funds, XXXXXXXX, PO Box 1533, Minneapolis MN 55480-1533	15,162,601.42		17.52%

Worldwide Fundamental Advantage AR Strategy Fund	A	TD Ameritrade FBO, Dennis D Mcgee TR, D Mcgee Inc XXXK PLAN, FBO Dennis D Mcgee, PO Box 390487, Omaha NE 68139-0487	5,136.53		12.80%

Worldwide Fundamental Advantage AR Strategy Fund	A	TD Ameritrade FBO, Peggy L Stevens, PO Box 324, Rogue River OR 97537-0324	5,940.28		14.80%

Worldwide Fundamental Advantage AR Strategy Fund	A**	RBC Capital Markets LLC Mutual, Fund Omnibus Processing, ATTN: Mutual Fund Ops Manager, 60 S 6th St Ste 700 # -P08, Minneapolis MN 55402-4413	4,935.83		12.30%

Worldwide Fundamental Advantage AR Strategy Fund	C	SSB&T Cust IRA, FBO Donna G Przybylinski, 385 Pickett CT, Burlington WI 53105-3904	3,771.57	*	26.31%

Worldwide Fundamental Advantage AR Strategy Fund	C**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,047.55		14.28%

Worldwide Fundamental Advantage AR Strategy Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	7,401.26	*	51.63%

Worldwide Fundamental Advantage AR Strategy Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Attn Mutual Funds, 211 Main St, San Francisco CA 94105-1905	13,333.63	*	76.97%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Worldwide Fundamental Advantage AR Strategy Fund	D**	National Financial Services LLC, For The Benefit Of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	3,426.51		19.78%

Worldwide Fundamental Advantage AR Strategy Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,027.58	*	47.63%

Worldwide Fundamental Advantage AR Strategy Fund	P**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	1,129.74	*	52.37%

Worldwide Fundamental Advantage AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	150,474,729.70	*	47.59%

Worldwide Fundamental Advantage AR Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 65105-1307	157,343,092.30	*	49.76%

Worldwide Long/Short Fundamental Strategy Fund	A**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,006.69	*	100.00%

Worldwide Long/Short Fundamental Strategy Fund	C**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,006.26	*	100.00%

Worldwide Long/Short Fundamental Strategy Fund	D**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,006.69	*	100.00%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Worldwide Long/Short Fundamental Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	99,410,264.08	*	58.35%

Worldwide Long/Short Fundamental Strategy Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 65105-1307	66,985,317.58	*	39.32%

Worldwide Long/Short Fundamental Strategy Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,006.87	*	100.00%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

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EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

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Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

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3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee,

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whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

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3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

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APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any

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information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

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EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1] Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President – Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

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EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

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The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PFE_012015

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PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris

Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds. On this website, you will be able to access the Notice of Special Meeting of

Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

FUNDS PARTICIPATING* IN THE MEETING ON APRIL 20, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPathTM 2025 Fund

PIMCO RealPathTM 2030 Fund

PIMCO RealPathTM 2035 Fund

PIMCO RealPathTM 2040 Fund

PIMCO RealPathTM 2045 Fund

PIMCO RealPathTM 2050 Fund

PIMCO RealPathTM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

*	Certain series of the Trust, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO FUNDS

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Bond Fund (Unhedged)

PIMCO Government Money Market Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Money Market Fund

PIMCO Short Asset Investment Fund

PIMCO Short-Term Fund

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment

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Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund and for each class of each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund,

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and PIMCO Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Fund shares. The PIMCO Funds of Funds will vote any shares of an Underlying PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

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Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any

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nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

[1] Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

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The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

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Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000
	PIMCO Global Multi-Asset Fund	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO Short Asset Investment Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
Independent Nominees
George E. Borst	PIMCO Total Return Fund	Over $100,000	Over $100,000
	PIMCO Low Duration Fund	Over $100,000
	PIMCO Short Duration Municipal Income Fund	Over $100,000

Jennifer Holden Dunbar	None	None	None

Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Peter B. McCarthy	None	None	Over $100,000

Ronald C. Parker	PIMCO Total Return Fund	$10,001 - $50,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO CommodityRealReturn Strategy® Fund	$10,001 - $50,000
	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$50,001 - $100,000
	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$50,001 - $100,000
	PIMCO Fundamental Advantage Absolute Return Strategy Fund	Over $100,000
	PIMCO Money Market Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
	PIMCO Mortgage Opportunities Fund	Over $100,000
	PIMCO Real Return Asset Fund	Over $100,000
	PIMCO Real Return Fund	$1 - $10,000
	PIMCO RealEstateRealReturn Strategy Fund	Over $100,000
	PIMCO RealPathTM 2040 Fund	Over $100,000
	PIMCO Senior Floating Rate Fund	Over $100,000
	PIMCO Short Asset Investment Fund	$1 - $10,000
	PIMCO StocksPLUS® AR Short Strategy Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Over $100,000

Independent Trustees
E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO Income Fund	$10,001 - $50,000

J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO EM Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	Over $100,000
	PIMCO Income Fund	Over $100,000

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Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Name of Fund	Dollar Range
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Over $100,000
PIMCO Small-Cap StocksPLUS® AR Fund	$10,001 - $50,000
PIMCO StocksPLUS® Absolute Return Fund	$50,001 - $100,000
PIMCO Total Return Fund	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Funds, with the exception of the following Funds:

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.16%
PIMCO Mortgage Opportunities Fund	Institutional	1.06%

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

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[1]

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
[3]

During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting

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attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative

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to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s

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activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

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Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee

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candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of

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the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

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The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against

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any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

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Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

22

EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Emerging Local Bond Fund	A	12,133,209.180	1,031,603,538.990
	Administrative	3,938,437.953
	C	5,959,243.430
	D	8,769,980.239
	Institutional	970,995,644.119
	P	29,807,024.069

Emerging Markets Bond Fund	A	22,298,900.793	263,611,992.655
	Administrative	670,140.219
	B	23,996.263
	C	10,264,034.505
	D	19,776,485.930
	Institutional	186,183,157.199
	P	24,395,277.746

Emerging Markets Corporate Bond Fund	A	181,843.890	41,260,262.768
	C	71,098.442
	D	30,086.687
	Institutional	40,885,885.496
	P	91,348.253

Emerging Markets Currency Fund	A	3,338,698.308	602,136,366.838
	Administrative	1,022,714.737
	C	1,885,674.663
	D	4,883,450.483
	Institutional	588,541,790.635
	P	2,464,038.012

Emerging Markets Full Spectrum Bond Fund	A	387,516.382	44,254,526.511
	C	57,833.618
	D	456,016.955
	Institutional	42,237,744.234
	P	1,115,415.322

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Foreign Bond Fund (U.S. Dollar-Hedged)	A	33,289,902.271	723,779,948.315
	Administrative	3,342,270.514
	B	4,429.372
	C	5,646,897.618
	D	68,132,417.057
	Institutional	534,434,234.087
	P	75,504,732.449
	R	3,425,064.947

Foreign Bond Fund (Unhedged)	A	12,855,026.022	222,039,032.103
	Administrative	1,805,477.452
	C	4,342,580.826
	D	53,414,488.615
	Institutional	137,765,126.130
	P	11,856,333.058

Global Advantage® Strategy Bond Fund	A	2,654,374.343	206,103,171.581
	C	1,454,270.138
	D	2,221,618.187
	Institutional	197,385,218.266
	P	1,875,424.083
	R	512,266.564

Global Bond Fund (U.S. Dollar Hedged)	A	6,184,952.134	46,004,810.437
	Administrative	432,147.256
	B	10,079.339
	C	2,376,396.837
	Institutional	33,508,470.106
	P	3,492,764.765

Global Bond Fund (Unhedged)	Administrative	16,988,322.207	78,617,922.262
	D	2,941,614.947
	Institutional	58,569,961.294
	P	118,023.814

Government Money Market Fund	A	12,850,818.089	717,537,849.334
	C	3,666,722.633
	M	699,153,010.400
	P	1,867,298.212

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
Low Duration Fund	A	172,394,557.627	1,531,819,606.273
	Administrative	34,662,070.585
	B	176,370.297
	C	74,589,330.429
	D	121,533,116.895
	Institutional	987,157,097.220
	P	128,595,145.937
	R	12,711,917.283

Low Duration Fund II	Administrative	1,646,131.140	43,652,578.350
	Institutional	41,815,741.299
	P	190,705.911

Low Duration Fund III	Administrative	717,033.827	24,054,822.620
	Institutional	20,257,789.956
	P	3,079,998.837

Money Market Fund	A	205,149,072.105	756,245,560.530
	Administrative	99,270,264.160
	B	1,127,873.233
	C	93,438,621.956
	Institutional	357,259,729.076

Short Asset Investment Fund	A	705,022.987	24,036,840.773
	Administrative	59,880.998
	D	362,091.024
	Institutional	22,849,509.348
	P	60,336.416

Short-Term Fund	A	70,210,157.068	1,552,517,129.773
	Administrative	198,607,151.471
	B	33,678.456
	C	21,588,299.442
	D	47,116,228.158
	Institutional	1,159,404,292.126
	P	47,642,353.151
	R	7,914,969.901

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Full Spectrum Bond Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	149,999.26	*	38.47%

Emerging Markets Full Spectrum Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	39,203.39		10.06%

Emerging Markets Full Spectrum Bond Fund	A**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, ATTN Mutual Fund OPS Manager, 510 Marquette Ave S, Minneapolis MN 55402-1110	174,940.71	*	44.87%

Emerging Markets Full Spectrum Bond Fund	C	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	3,982.76		6.85%

Emerging Markets Full Spectrum Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	23,525.02	*	40.47%

Emerging Markets Full Spectrum Bond Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th FL, Jersey City NJ 07310-2055	14,633.44	*	25.17%

Emerging Markets Full Spectrum Bond Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	4,849.38		8.34%

Emerging Markets Full Spectrum Bond Fund	C**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	3,049.11		5.25%

Emerging Markets Full Spectrum Bond Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	263,767.57	*	61.96%

B-1

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Full Spectrum Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	129,405.15	*	30.40%

Emerging Markets Full Spectrum Bond Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	13,631,344.86	*	32.11%

Emerging Markets Full Spectrum Bond Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	18,569,384.81	*	43.74%

Emerging Markets Full Spectrum Bond Fund	Institutional	Anne Arundel County Maryland, Anne Arundel County Retirement &, Pension System, PO Box 2700, Annapolis MD 21404-2700	8,075,882.34		19.02%

Emerging Markets Full Spectrum Bond Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	491,663.70	*	43.96%

Emerging Local Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,188,057.92	*	26.23%

Emerging Local Bond Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN DEPT Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	746,387.33		6.14%

Emerging Local Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	660,873.15		5.44%

Emerging Local Bond Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	732,588.60		6.03%

B-2

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Local Bond Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,495,719.22		12.30%

Emerging Local Bond Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	997,353.71		8.20%

Emerging Local Bond Fund	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	1,998,907.05		16.44%

Emerging Local Bond Fund	Administrative**	Mitra & Co, Fbo Xx, C/O Marshall & Ilsley Trust Company, 11270 W Park Pl Ste 400-PPW-08-WM, ATTN Mutual Funds, Milwaukee WI 53224-3638	1,106,181.83	*	27.97%

Emerging Local Bond Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,393,055.08	*	60.50%

Emerging Local Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	758,525.13		12.68%

Emerging Local Bond Fund	C**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	681,379.98		11.39%

Emerging Local Bond Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,065,544.04		17.81%

B-3

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Local Bond Fund	C **	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	441,651.03		7.38%

Emerging Local Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,175,350.17		19.64%

Emerging Local Bond Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	456,219.97		7.62%

Emerging Local Bond Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	419,400.19		7.01%

Emerging Local Bond Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	814,077.27		9.59%

Emerging Local Bond Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	470,420.76		5.54%

Emerging Local Bond Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,451,297.34	*	28.88%

Emerging Local Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	3,610,249.27	*	42.54%

Emerging Local Bond Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account For The,Exclusive Benefit Of Our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	84,326,957.61		8.67%

B-4

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Local Bond Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	84,884,444.10		8.73%

Emerging Local Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	247,050,279.20	*	25.41%

Emerging Local Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	341,602,999.20	*	35.14%

Emerging Local Bond Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	2,600,410.50		8.63%

Emerging Local Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,093,805.32		6.95%

Emerging Local Bond Fund	P**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,238,843.55		17.38%

Emerging Local Bond Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,727,451.83		5.73%

Emerging Local Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	9,398,882.54	*	31.19%

Emerging Local Bond Fund	P**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,620,524.27		5.38%

B-5

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Bond Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,398,548.34		6.25%

Emerging Markets Bond Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,141,328.63		5.10%

Emerging Markets Bond Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,362,449.77		10.57%

Emerging Markets Bond Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,983,673.97		8.87%

Emerging Markets Bond Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,487,254.31		6.65%

Emerging Markets Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,942,395.15		17.63%

Emerging Markets Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center,Plaza 2, 3rd Floor, Jersey City NJ 07311	1,441,002.76		6.44%

Emerging Markets Bond Fund	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	340,335.02	*	51.18%

Emerging Markets Bond Fund	Administrative**	Wtrisc Co IRA Omnibus Acct, C/O Icma Retirement Corporation, 777 North Capitol Street, NE, Washington DC 20002-4239	33,878.60		5.10%

B-6

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Bond Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	140,480.35		21.13%

Emerging Markets Bond Fund	Administrative**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	40,200.18		6.05%

Emerging Markets Bond Fund	B**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,533.29		6.38%

Emerging Markets Bond Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,744.69		15.59%

Emerging Markets Bond Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	16,640.90	*	69.26%

Emerging Markets Bond Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,425,722.71		13.85%

Emerging Markets Bond Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	858,731.28		8.34%

Emerging Markets Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,019,298.80		9.90%

B-7

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,653,472.44		16.07%

Emerging Markets Bond Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	945,145.35		9.18%

Emerging Markets Bond Fund	C**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	1,794,653.40		17.44%

Emerging Markets Bond Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	771,664.45		7.50%

Emerging Markets Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct Fbo Customers, ATTN Mutual Funds,211 Main St, San Francisco CA 94105-1905	9,555,025.65	*	48.27%

Emerging Markets Bond Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,210,225.57	*	26.32%

Emerging Markets Bond Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	1,072,025.92		5.42%

Emerging Markets Bond Fund	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct XXXX, PO Box 1533, Minneapolis MN 55480-1533	30,762,106.93		16.64%

B-8

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Bond Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	22,385,162.61		12.11%

Emerging Markets Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	15,740,177.71		8.52%

Emerging Markets Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	27,887,709.77		15.09%

Emerging Markets Bond Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	17,209,897.86		9.31%

Emerging Markets Bond Fund	Institutional**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	12,242,537.28		6.62%

Emerging Markets Bond Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	3,148,911.62		12.85%

Emerging Markets Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	6,265,601.65	*	25.58%

Emerging Markets Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	11,113,203.77	*	45.37%

B-9

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Bond Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,325,066.99		5.41%

Emerging Markets Corporate Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	92,321.46	*	50.54%

Emerging Markets Corporate Bond Fund	A**	Jp Morgan Clearing Corp Omnibus, Account For The Exclusive Benefit, Of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	45,420.03		24.87%

Emerging Markets Corporate Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	17,237.03		24.16%

Emerging Markets Corporate Bond Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	19,055.47	*	26.71%

Emerging Markets Corporate Bond Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	15,505.22		21.73%

Emerging Markets Corporate Bond Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	18,516.72	*	61.39%

Emerging Markets Corporate Bond Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	3,969.60		13.16%

Emerging Markets Corporate Bond Fund	D	Vanguard Brokerage Services, A/C XXXX-XXXX, PO Box 1170, Valley Forge PA 19482-1170	3,143.22		10.42%

Emerging Markets Corporate Bond Fund	D	Capital One Investing, LLC, —Omnibus Account—, 83 S King St Ste 700, Seattle WA 98104-2851	1,904.98		6.32%

B-10

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Corporate Bond Fund	D	Vanguard Brokerage Services, A/C XXXX-XXXX, PO Box 1170, Valley Forge PA 19482-1170	1,828.35		6.06%

Emerging Markets Corporate Bond Fund	Institutional	State Street Bank FBO,PIMCO Emerging Markets Full, Spectrum Bond, ATTN Chuck Nixon,801 Pennsylvania Ave, Kansas City MO 64105-1307	9,839,709.42		24.07%

Emerging Markets Corporate Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	6,026,718.54		14.74%

Emerging Markets Corporate Bond Fund	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct XXXX, PO Box 1533, Minneapolis MN 55480-1533	2,683,774.90		6.56%

Emerging Markets Corporate Bond Fund	Institutional	State Street Bank FBO, PVIT Global Multi Asset Port, 801 Pennsylvania Ave, ATTN Chuck Nixon, Kansas City MO 64105-1307	2,402,487.04		5.88%

Emerging Markets Corporate Bond Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	10,877,567.09	*	26.61%

Emerging Markets Corporate Bond Fund	Institutional	State Street Kansas City FBO, PIMCO Global Multi-Asset Fund, ATTN: Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	2,269,967.10		5.55%

Emerging Markets Corporate Bond Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	5,670.03		6.17%

Emerging Markets Corporate Bond Fund	P**	Stifel Nicolaus & Co Inc, 501 North Broadway, Saint Louis MO 63102-2188	22,502.24		24.47%

B-11

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Corporate Bond Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	5,198.81		5.65%

Emerging Markets Corporate Bond Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	50,192.38	*	54.58%

Emerging Markets Currency Fund	A**	Nationwide Trust Company Fsb, c/o IPO Portfolio Accounting, PO Box 182029, Columbus OH 43218-2029	224,853.51		6.71%

Emerging Markets Currency Fund	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	291,008.08		8.69%

Emerging Markets Currency Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	636,813.51		19.01%

Emerging Markets Currency Fund	A**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	235,191.55		7.02%

Emerging Markets Currency Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	200,443.80		5.98%

Emerging Markets Currency Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	180,639.22		5.39%

Emerging Markets Currency Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	431,754.61		12.89%

Emerging Markets Currency Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	175,344.38		5.23%

B-12

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Currency Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	996,283.46	*	97.17%

Emerging Markets Currency Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	159,711.87		8.42%

Emerging Markets Currency Fund	C**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	110,864.91		5.85%

Emerging Markets Currency Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	377,987.53		19.94%

Emerging Markets Currency Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	96,301.19		5.08%

Emerging Markets Currency Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	300,963.56		15.88%

Emerging Markets Currency Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	346,383.59		18.27%

Emerging Markets Currency Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	175,283.73		9.25%

B-13

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Emerging Markets Currency Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,580,734.50	*	52.82%

Emerging Markets Currency Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	501,254.67		10.26%

Emerging Markets Currency Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,367,630.81	*	27.99%

Emerging Markets Currency Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	215,048,019.70	*	36.46%

Emerging Markets Currency Fund	Institutional**	State Street Bank & Trust Co FBO, Pimco All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	305,966,502.50	*	51.88%

Emerging Markets Currency Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	375,373.19		14.78%

Emerging Markets Currency Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc For The Sole Benefit Of, Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	908,336.78	*	35.76%

Emerging Markets Currency Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	955,448.17	*	37.62%

Foreign Bond Fund (Unhedged)	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,095,942.05		8.53%

Foreign Bond Fund (Unhedged)	A**	Ing Life Insurance & Annuity Co, 151 Farmington Ave, Hartford CT 06156-0001	1,404,278.67		10.93%

B-14

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (Unhedged)	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	656,794.37		5.11%

Foreign Bond Fund (Unhedged)	A**	National Financial Services LLC, For The Benefit Of Our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St,New York NY 10281-1003	2,024,279.99		15.75%

Foreign Bond Fund (Unhedged)	A	ATTN NPIO Trade Desk, DCGT As TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	781,234.63		6.08%

Foreign Bond Fund (Unhedged)	A**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	746,594.52		5.81%

Foreign Bond Fund (Unhedged)	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,304,497.54		10.15%

Foreign Bond Fund (Unhedged)	Administrative**	Vanguard Marketing Corporation, 100 Vanguard Blvd, Malvern PA 19355-2331	91,407.58		5.06%

Foreign Bond Fund (Unhedged)	Administrative**	VRSCO FBO AIGFSB Cust TTEE FBO, University Of Texas Saver XXXB, 2929 Allen Pkwy Ste A6-20, Houston TX 77019-7117	115,147.63		6.37%

Foreign Bond Fund (Unhedged)	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	683,492.95	*	37.80%

B-15

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (Unhedged)	Administrative**	VRSCO FBO AIGFSB Cust TTEE FBO, University Of Texas XXXB ORP, 2929 Allen Pkwy Ste A6-20, Houston TX 77019-7117	453,874.57	*	25.10%

Foreign Bond Fund (Unhedged)	Administrative**	WTRISC Co IRA Omnibus Acct, c/o ICMA Retirement Corporation, 777 North Capitol Street, Ne, Washington DC 20002-4239	105,548.22		5.84%

Foreign Bond Fund (Unhedged)	Administrative	DCGT as TTEE and or Cust FBO, PLIC Various Retirement Plans, Omnibus, ATTN NPIO Trade Desk, 711 High St, Des Moines IA 50392-0001	134,715.33		7.45%

Foreign Bond Fund (Unhedged)	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	364,205.49		8.33%

Foreign Bond Fund (Unhedged)	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	432,207.30		9.89%

Foreign Bond Fund (Unhedged)	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	289,578.50		6.62%

Foreign Bond Fund (Unhedged)	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,081,381.03		24.74%

Foreign Bond Fund (Unhedged)	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	994,287.14		22.75%

B-16

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (Unhedged)	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	257,538.66		5.89%

Foreign Bond Fund (Unhedged)	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	258,354.59		5.91%

Foreign Bond Fund (Unhedged)	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	10,019,071.77		18.77%

Foreign Bond Fund (Unhedged)	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	30,754,875.24	*	57.62%

Foreign Bond Fund (Unhedged)	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	18,408,128.58		13.38%

Foreign Bond Fund (Unhedged)	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	34,221,032.56		24.87%

Foreign Bond Fund (Unhedged)	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	8,396,543.17		6.10%

Foreign Bond Fund (Unhedged)	Institutional	Producer-Writers Guild Of America, Pension Plan, 1015 N Hollywood Way, Burbank CA 91505-2526	7,244,061.57		5.26%

B-17

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (Unhedged)	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	9,648,988.34		7.01%

Foreign Bond Fund (Unhedged)	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct XXXX, PO Box 1533, Minneapolis MN 55480-1533	15,807,155.35		11.49%

Foreign Bond Fund (Unhedged)	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	804,922.01		6.79%

Foreign Bond Fund (Unhedged)	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit Of, Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	988,299.45		8.33%

Foreign Bond Fund (Unhedged)	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	7,452,273.73	*	62.82%

Foreign Bond Fund (Unhedged)	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,155,674.44		9.74%

Foreign Bond Fund (Unhedged)	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	2,334,537.17		7.01%

Foreign Bond Fund (U.S. Dollar-Hedged)	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,100,145.58		12.31%

Foreign Bond Fund (U.S. Dollar-Hedged)	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	2,732,905.18		8.21%

Foreign Bond Fund (U.S. Dollar-Hedged)	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	11,185,226.64	*	33.58%

B-18

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (U.S. Dollar-Hedged)	Administrative**	Charles Schwab & Co Special Custody, Acct For Exclusive Benefit Of Our, Customers, ATTN: Carol Wu/Mutual Fund Ops, 211 Main St, San Francisco CA 94105-1905	549,528.65	16.43%

Foreign Bond Fund (U.S. Dollar-Hedged)	Administrative**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	640,176.00	19.15%

Foreign Bond Fund (U.S. Dollar-Hedged)	Administrative**	Lincoln Retirement Services Company, FBO Forrest General Hospital Xxxb, PO Box 7876, Fort Wayne IN 46801-7876	253,143.50	7.57%

Foreign Bond Fund (U.S. Dollar-Hedged)	Administrative	PIMS/Prudential Retirement/as, Nominee for the TTEE/Cust Pl, XXXXXX Exco Resources Inc XXXK Plan, 12377 Merit Dr Ste 1700, Dallas TX 75251-2256	319,150.37	9.54%

Foreign Bond Fund (U.S. Dollar-Hedged)	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	558,697.11	16.71%

Foreign Bond Fund (U.S. Dollar-Hedged)	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	652.93	14.74%

Foreign Bond Fund (U.S. Dollar-Hedged)	B**	First Clearing LLC, Special Custody Acct For The, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	230.79	5.21%

B-19

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (U.S. Dollar-Hedged)	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,543.74	*	79.99%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	635,298.82		11.24%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	667,496.37		11.81%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	322,028.76		5.70%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	584,517.03		10.34%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	707,478.98		12.52%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	335,217.67		5.93%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	969,870.68		17.16%

Foreign Bond Fund (U.S. Dollar-Hedged)	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	322,295.57		5.70%

Foreign Bond Fund (U.S. Dollar-Hedged)	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	34,851,856.34	*	51.28%

B-20

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (U.S. Dollar-Hedged)	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	20,344,977.59	*	29.94%

Foreign Bond Fund (U.S. Dollar-Hedged)	D**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	4,554,141.19		6.70%

Foreign Bond Fund (U.S. Dollar-Hedged)	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct XXXX, PO Box 1533, Minneapolis MN 55480-1533	129,106,308.40		24.17%

Foreign Bond Fund (U.S. Dollar-Hedged)	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	151,153,222.90	*	28.29%

Foreign Bond Fund (U.S. Dollar-Hedged)	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	101,938,934.30		19.08%

Foreign Bond Fund (U.S. Dollar-Hedged)	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	7,107,559.84		9.45%

Foreign Bond Fund (U.S. Dollar-Hedged)	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	8,666,755.97		11.52%

Foreign Bond Fund (U.S. Dollar-Hedged)	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	41,407,504.05	*	55.06%

Foreign Bond Fund (U.S. Dollar-Hedged)	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	4,080,660.83		5.43%

B-21

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Foreign Bond Fund (U.S. Dollar-Hedged)	P**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,378,421.45		7.15%

Foreign Bond Fund (U.S. Dollar-Hedged)	R**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	283,983.96		8.28%

Foreign Bond Fund (U.S. Dollar-Hedged)	R**	Security Benefit Life Ins Co, Sbl Variable Annuity Account XIV, ATTN Finance Department, 1 SW Security Benefit Pl, Topeka KS 66636-1000	231,488.35		6.75%

Foreign Bond Fund (U.S. Dollar-Hedged)	R**	UMB Bank NA, Fiduciary For Various Tax Deferred, Accounts, ATTN Finance Department, 1 SW Security Benefit Pl, Topeka KS 66636-1000	676,763.30		19.74%

Foreign Bond Fund (U.S. Dollar-Hedged)	R**	Security Benefit Life Ins Co, SBL VA Account XIV-X, 1 SW Security Benefit Pl, Topeka KS 66636-1000	171,501.45		5.00%

Foreign Bond Fund (U.S. Dollar-Hedged)	R**	UMB Bank N/A, Fiduciary For Tax Deferred A/C’S, 1 Security Benefit Place, Topeka KS 66636-1000	935,513.59	*	27.29%

Global Advantage Strategy Bond Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	350,258.02		13.18%

Global Advantage Strategy Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	211,361.62		7.96%

Global Advantage Strategy Bond Fund	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	229,677.71		8.65%

Global Advantage Strategy Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	686,633.48	*	25.85%

B-22

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Advantage Strategy Bond Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	207,100.87		7.80%

Global Advantage Strategy Bond Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	145,043.31		9.96%

Global Advantage Strategy Bond Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	79,685.45		5.47%

Global Advantage Strategy Bond Fund	C**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	76,303.19		5.24%

Global Advantage Strategy Bond Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	124,908.27		8.58%

Global Advantage Strategy Bond Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	141,690.99		9.73%

Global Advantage Strategy Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	359,346.23		24.68%

Global Advantage Strategy Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	209,244.45		14.37%

Global Advantage Strategy Bond Fund	D**	TD Ameritrade Inc For The, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	405,562.15		18.23%

Global Advantage Strategy Bond Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	820,955.23	*	36.91%

B-23

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Advantage Strategy Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct Fbo Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	555,644.76	24.98%

Global Advantage Strategy Bond Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	253,528.57	11.40%

Global Advantage Strategy Bond Fund	Institutional	Northern Trust Co FBO, Trinity Health, 801 S Canal St # C1-N, Chicago IL 60607-4715	17,553,795.82	8.88%

Global Advantage Strategy Bond Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	32,321,937.28	16.34%

Global Advantage Strategy Bond Fund	Institutional	Sound Retirement Trust, 201 Queen Anne Ave N Ste 100, Seattle WA 98109-4824	18,799,712.81	9.51%

Global Advantage Strategy Bond Fund	Institutional**	Wells Fargo Bank FBO, Wells Fargo Bank XXXK Retirement, Plan A/C XXXXXXXXXX, 1525 West Wt Harris Blvd, Charlotte NC 28262-8522	13,552,972.13	6.85%

Global Advantage Strategy Bond Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	43,962,279.11	22.23%

Global Advantage Strategy Bond Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	325,563.26	17.41%

Global Advantage Strategy Bond Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	228,065.13	12.20%

B-24

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Advantage Strategy Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	696,924.28	*	37.27%

Global Advantage Strategy Bond Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	151,002.41		8.08%

Global Advantage Strategy Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	276,212.29		14.77%

Global Advantage Strategy Bond Fund	R**	Sammons Financial Network, 5801 Sw 6th Ave, Topeka KS 66636-1001	54,129.30		10.55%

Global Advantage Strategy Bond Fund	R**	Voya Institutional Trust Company, 1 Orange Way, Windsor CT 06095-4773	413,000.70	*	80.48%

Global Bond Fund (Unhedged)	Administrative**	John Hancock Life Ins Co (USA), ATTN Liz Seeley, Rps-Trading Ops St-4, 601 Congress St, Boston MA 02210-2805	13,710,399.05	*	80.59%

Global Bond Fund (Unhedged)	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,239,175.81		7.28%

Global Bond Fund (Unhedged)	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,209,188.12	*	41.25%

B-25

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Bond Fund (Unhedged)	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	1,288,334.92	*	43.95%

Global Bond Fund (Unhedged)	Institutional**	Blue Cross & Blue Shield Of, Massachusetts Hmo Blue Inc, Treasury Department 01-07, Landmark Center,401 Park Dr, Boston MA 02215-3325	8,734,045.67		14.89%

Global Bond Fund (Unhedged)	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,307,323.35		9.05%

Global Bond Fund (Unhedged)	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	21,527,302.70	*	36.71%

Global Bond Fund (Unhedged)	Institutional**	Blue Cross Blue Shield Of, Massachusetts Inc Indemnity, Treasury Department 01-07, Landmark Center Treasury 01/07, 401 Park Dr,Boston MA 02215-3326	6,705,657.00		11.43%

Global Bond Fund (Unhedged)	P**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	7,221.74		6.11%

Global Bond Fund (Unhedged)	P	Leslie C Sugimoto DDS FBO, Leslie C Sugimoto DDS Inc XXX(K), Profit Sharing Plan & Trust, 3151 S White Rd Ste 211, San Jose CA 95148-4045	37,057.81	*	31.35%

B-26

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Bond Fund (Unhedged)	P	Matrix Trust Company Cust FBO, Pen Ryn School XXX(B) Plan, 717 17th Street Suite 1300, Denver CO 80202-3304	9,028.98		7.64%

Global Bond Fund (Unhedged)	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	47,881.97	*	40.50%

Global Bond Fund (U.S. Dollar Hedged)	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	822,765.65		13.43%

Global Bond Fund (U.S. Dollar Hedged)	A**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	639,524.13		10.44%

Global Bond Fund (U.S. Dollar Hedged)	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,000,257.19		16.32%

Global Bond Fund (U.S. Dollar Hedged)	A**	Edward D Jones & Co, for the Benefit Of Customers, XXXXX Manchester Rd, Saint Louis MO 63131-3729	395,563.68		6.46%

Global Bond Fund (U.S. Dollar Hedged)	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	389,974.80		6.36%

Global Bond Fund (U.S. Dollar Hedged)	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	413,097.54		6.74%

Global Bond Fund (U.S. Dollar Hedged)	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	386,654.60		6.31%

Global Bond Fund (U.S. Dollar Hedged)	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	347,277.63		5.67%

B-27

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Bond Fund (U.S. Dollar Hedged)	Administrative**	T Rowe Price Trust Co TTEE FBO, Retirement Plan Clients, ATTN Asset Reconciliation, PO Box 17215, Baltimore MD 21297-1215	83,120.61		19.21%

Global Bond Fund (U.S. Dollar Hedged)	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	256,485.11	*	59.29%

Global Bond Fund (U.S. Dollar Hedged)	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	4,998.07	*	49.57%

Global Bond Fund (U.S. Dollar Hedged)	B**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	3,680.26	*	36.50%

Global Bond Fund (U.S. Dollar Hedged)	B**	BB&T Securities IRA C/F, Joseph M Sheehan, 3516 Wellington Dr, Hurricane WV 25526-9416	942.56		9.35%

Global Bond Fund (U.S. Dollar Hedged)	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	626,761.23	*	26.34%

Global Bond Fund (U.S. Dollar Hedged)	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	231,749.21		9.74%

Global Bond Fund (U.S. Dollar Hedged)	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	190,312.11		8.00%

B-28

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Bond Fund (U.S. Dollar Hedged)	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	214,210.40		9.00%

Global Bond Fund (U.S. Dollar Hedged)	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	203,405.37		8.55%

Global Bond Fund (U.S. Dollar Hedged)	Institutional**	Caribou Insurance Company Inc, AON c/o Adrian Richardson, 199 Water Street, New York NY 10038-3526	3,211,455.73		9.58%

Global Bond Fund (U.S. Dollar Hedged)	Institutional	Wells Fargo Bank NA FBO, HMH – Operational Portfolio, XXXXXXXX, PO Box 1533, Minneapolis MN 55480-1533	1,732,397.47		5.17%

Global Bond Fund (U.S. Dollar Hedged)	Institutional	Ram IIC Inc, 76 St Paul Street Suite 500, Burlington VT 05401-4477	3,882,633.61		11.58%

Global Bond Fund (U.S. Dollar Hedged)	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	9,940,256.30	*	29.64%

Global Bond Fund (U.S. Dollar Hedged)	Institutional**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	5,879,137.46		17.53%

Global Bond Fund (U.S. Dollar Hedged)	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	3,489,011.70		10.40%

Global Bond Fund (U.S. Dollar Hedged)	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	638,452.63		17.98%

Global Bond Fund (U.S. Dollar Hedged)	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	546,125.26		15.38%

B-29

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Global Bond Fund (U.S. Dollar Hedged)	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	566,694.25		15.96%

Global Bond Fund (U.S. Dollar Hedged)	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	903,185.40	*	25.44%

Global Bond Fund (U.S. Dollar Hedged)	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	221,822.34		6.25%

Government Money Market Fund	A**	Voya Institutional Trust Company, 151 Farmington Ave, Hartford CT 06156-0001	1,330,246.49		10.31%

Government Money Market Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,019,056.53		15.65%

Government Money Market Fund	A**	Jp Morgan Clearing Corp Omnibus, Account For The Exclusive Benefit, Of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	1,213,779.44		9.41%

Government Money Market Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,864,542.97	*	29.95%

Government Money Market Fund	A**	Edward D Jones & Co, For The Benefit Of Customers, XXXXX Manchester Rd, Saint Louis MO 63131-3729	1,064,692.62		8.25%

Government Money Market Fund	A	TD Ameritrade Fbo, North Berwick Capital Lp, ATTN: Vincent A Rossi Jr, 1101 Lafayette Rd, Bryn Mawr PA 19010-1947	1,000,723.02		7.75%

Government Money Market Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	659,229.21		18.05%

Government Money Market Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	938,218.53	*	25.68%

B-30

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Government Money Market Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	832,807.04		22.80%

Government Money Market Fund	M**	State Street Bank & Trust Co FBO, PIMCO All Asset Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	250,009,901.20	*	29.41%

Government Money Market Fund	M**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	300,000,587.90	*	35.29%

Government Money Market Fund	M**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	107,317,868.90		12.62%

Government Money Market Fund	M	US Bank NA FBO CFP, for the PIMCO Investment, Po Box 1787, Milwaukee WI 53201-1787	75,037,113.82		8.83%

Government Money Market Fund	M	VIVA Health Inc, 417 20th St N Ste 100, Birmingham AL 35203-3220	62,877,267.16		7.40%

Government Money Market Fund	P	James Miller FBO, Compressed Air Specialists Com XXX, 370 Meadowlands Blvd, Washington PA 15301-8905	318,567.01		17.06%

Government Money Market Fund	P	Mid Atlantic Trust Company FBO, Childhood Leukemia Foundation, XXX(K) Profit Sharing Plan & Trust, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	542,656.43	*	29.06%

Government Money Market Fund	P	Mid Atlantic TR Co FBO, Urban Housing Communities LLC XXXK, PSP & TR, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	194,323.53		10.41%

Government Money Market Fund	p	Mid Atlantic Trust Company FBO, Central Limestone Company XXX(K) PR, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	165,835.05		8.88%

B-31

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Government Money Market Fund	P	Mid Atlantic Trust Company FBO, Yale S Popowich Md PC XXX K, Profit Sharing Plan & Trust, 1251 Waterfront Pl Ste 525, Pittsburgh PA 15222-4228	181,941.64	9.74%

Low Duration Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	18,506,092.97	10.72%

Low Duration Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	15,783,406.92	9.15%

Low Duration Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	21,446,920.45	12.43%

Low Duration Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	15,139,209.92	8.77%

Low Duration Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	11,737,650.01	6.80%

Low Duration Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	15,590,110.89	9.03%

Low Duration Fund	Administrative**	Assetmark Trust Company FBO, Assetmark Inc & Mutual Clients &, FBO Other Custodial Clients, 3200 N Central Ave Fl 7, Phoenix AZ 85012-2468	4,781,740.69	13.80%

B-32

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	20,655,768.49	*	59.60%

Low Duration Fund	B**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	44,543.53	*	25.25%

Low Duration Fund	B**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	9,155.68		5.19%

Low Duration Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	81,100.11	*	45.97%

Low Duration Fund	B**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	9,544.69		5.41%

Low Duration Fund	B	William Hauenstein &, Violet Hauenstein Jt Wros, 3611 Woodhill Pl, Fairfax VA 22031-3331	9,915.96		5.62%

Low Duration Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	10,278,486.97		13.74%

Low Duration Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	5,045,772.23		6.75%

B-33

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	5,091,388.66		6.81%

Low Duration Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	18,486,616.16		24.72%

Low Duration Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	3,971,740.57		5.31%

Low Duration Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	7,924,516.56		10.60%

Low Duration Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	9,231,240.75		12.34%

Low Duration Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	67,009,119.40	*	55.21%

Low Duration Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	37,584,512.64	*	30.97%

Low Duration Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	6,356,256.15		5.24%

Low Duration Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	157,510,866.10		16.58%

B-34

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	160,654,220.50		16.91%

Low Duration Fund	Institutional**	State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, ATTN Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	72,210,746.85		7.60%

Low Duration Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	13,052,719.50		10.11%

Low Duration Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	12,402,924.31		9.60%

Low Duration Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	21,996,904.75		17.03%

Low Duration Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	52,777,698.00	*	40.86%

Low Duration Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	10,408,933.48		8.06%

Low Duration Fund	R**	Umb Bank N/A, Fiduciary For Tax Deferred A/C’S, 1 Sw Security Benefit Pl, Topeka KS 66636-1000	704,447.75		5.54%

Low Duration Fund	R**	State Street Bank Trustee, and/or Custodian, FBO ADP Access, 1 Lincoln St, Boston MA 02111-2901	1,396,422.13		10.98%

B-35

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund	R	ATTN NPIO Trade Desk, DCGT as TTEE and/or Cust, FBO PLIC Various Retirement Plans, Omnibus, 711 High St, Des Moines IA 50392-0001	1,677,318.99		13.18%

Low Duration Fund	R**	New York Life Trust Company, 169 Lackawanna Ave, Parsippany NJ 07054-1007	1,445,479.05		11.36%

Low Duration Fund	R**	Voya Institutional Trust Company, 1 Orange Way, Windsor CT 06095-4773	932,955.19		7.33%

Low Duration Fund	R**	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford CT 06156-0001	2,315,862.32		18.20%

Low Duration Fund	R**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	802,468.59		6.31%

Low Duration Fund II	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	108,079.29		6.56%

Low Duration Fund II	Administrative	Wells Fargo Bank NA FBO, CED Grantor TR-SERP, PO Box 1533, Minneapolis MN 55480-1533	1,520,966.19	*	92.27%

Low Duration Fund II	Institutional**	Wells Fargo Bank NA FBO, Omnibus Acct XXXX, PO Box 1533, Minneapolis MN 55480-1533	2,448,862.48		5.88%

B-36

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund II	Institutional	Comerica Bank FBO Health Quest, Systems Inc, P O Box 75000 M/C #XX, Detroit MI 48275-0001	2,736,728.47		6.57%

Low Duration Fund II	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	9,624,426.24		23.11%

Low Duration Fund II	Institutional**	Xerox Corporation Trust Agreement, to Fund Retirement Plans, 45 Glover Ave, Norwalk CT 06850-1203	3,940,643.25		9.46%

Low Duration Fund II	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	8,134,495.75		19.53%

Low Duration Fund II	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXXX ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	91,983.27	*	48.16%

Low Duration Fund II	P**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	18,514.08		9.69%

Low Duration Fund II	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	61,374.60	*	32.13%

Low Duration Fund II	P**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	19,126.76		10.01%

B-37

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund III	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	423,652.61	*	59.03%

Low Duration Fund III	Administrative**	TD Ameritrade Inc for the, Exclusive Benefit of our Clients, PO Box 2226, Omaha NE 68103-2226	109,304.56		15.23%

Low Duration Fund III	Administrative**	State Street Bank TTEE AND/OR, Cust FBO ADP Access XXX (K) Plan, 1 Lincoln St, Boston MA 02111-2901	96,547.13		13.45%

Low Duration Fund III	Institutional	Daniel J Kutys &, Timothy G Oshaughnessy TTEES, Cemetary Permanent Lot Care Fund, Irrevocable Trust U/A DTD X/X/XXXX, 222 N 17th St, Philadelphia PA 19103-1202	1,332,000.01		6.57%

Low Duration Fund III	Institutional	The Salvation Army, A Georgia Corp, 1424 Northeast Expwy, ATTN Office of Investments, Atlanta GA 30329	3,935,197.48		19.40%

Low Duration Fund III	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	4,068,203.75		20.06%

Low Duration Fund III	Institutional	The Oregon Community Foundation, 1221 Sw Yamhill St Ste 100, Portland OR 97205-2108	1,384,696.14		6.83%

B-38

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Fund III	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	5,496,763.77	*	27.10%

Low Duration Fund III	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,622,369.39	*	52.63%

Low Duration Fund III	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	938,330.41	*	30.44%

Low Duration Fund III	Institutional**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	93,899,544.78		9.89%

Money Market Fund	A**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	15,044,688.74		7.21%

Money Market Fund	A**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	13,278,470.80		6.37%

Money Market Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	34,217,092.68		16.41%

Money Market Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center,Plaza 2, 3rd Floor, Jersey City NJ 07311	24,552,833.09		11.77%

B-39

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Money Market Fund	Administrative**	New York Life Trust Company, 169 Lackawanna Ave, Parsippany NJ 07054-1007	77,502,530.87	*	78.06%

Money Market Fund	Administrative**	Mercer Trust CO TTEE, FBO Structure Tone Organization, XXXK Plan PSP, ATTN DC Plan Admin XXXX, 1 Investors Way, Norwood MA 02062-1599	11,912,965.60		12.00%

Money Market Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	599,553.25	*	53.15%

Money Market Fund	B**	First Clearing Llc, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	154,180.38		13.67%

Money Market Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	136,291.86		12.08%

Money Market Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	10,755,554.46		11.42%

Money Market Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	6,855,737.57		7.28%

Money Market Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	11,183,405.23		11.87%

B-40

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Money Market Fund	C**	JP Morgan Clearing Corp Omnibus, Account for the Exclusive Benefit, of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, BROOKLYN NY 11245-0001	4,943,846.18		5.25%

Money Market Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	5,338,981.82		5.67%

Money Market Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	18,344,305.75		19.47%

Money Market Fund	Institutional**	Mercer Trust Co Cust Fbo, Abbvie Puerto Rico Savings Plan, 1 Investors Way, ATTN: DC Plan Admin XXXX, Norwood MA 02062-1599	27,627,681.54		7.57%

Money Market Fund	Institutional	Xerox Corporation, 45 Glover Ave, Norwalk CT 06850-1203	45,158,348.63		12.38%

Money Market Fund	Institutional	Garney Holding Company, 1333 Nw Vivion Rd, Kansas City MO 64118-4554	20,785,327.18		5.70%

Money Market Fund	Institutional	Park Corporation, ATTN: Joseph J Adams, 6200 Riverside Dr, Cleveland OH 44135-3132	20,515,028.53		5.62%

Money Market Fund	Institutional**	Trust Company Of America, #XX, PO Box 6503, Englewood CO 80155-6503	108,365,985.70	*	29.70%

Money Market Fund	Institutional**	TD Ameritrade Inc for the, Exclusive Benefit Of Our Clients, PO Box 2226, Omaha NE 68103-2226	34,352,337.57		9.42%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Money Market Fund	Institutional	Securities Finance Trust Co as, Agent for Pimco X-X Year High Yield, Corporate Bond Index Fund, 175 Federal St Fl 11, Boston MA 02110-2276	28,385,607.40		7.78%

Short Asset Investment Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	110,531.19		15.66%

Short Asset Investment Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	89,650.32		12.70%

Short Asset Investment Fund	A	Oppenheimer & Co Inc. FBO, Inovio Pharmaceuticals Inc, 660 W Germantown Pike Ste 110, Plymouth Mtng PA 19462-1111	198,462.52	*	28.12%

Short Asset Investment Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	191,437.85	*	27.13%

Short Asset Investment Fund	A**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	65,132.55		9.23%

Short Asset Investment Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	55,781.41	*	93.05%

Short Asset Investment Fund	Administrative**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,148.70		5.25%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short Asset Investment Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	198,314.44	*	54.70%

Short Asset Investment Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	44,514.24		12.28%

Short Asset Investment Fund	D**	National Financial Services LLC, for the Benefit of Our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	103,392.45	*	28.52%

Short Asset Investment Fund	Institutional**	State Street As Custodian for South, Dakota Collegeaccess Xxx Plan, Age-Based Portfolio Xx Plus PXXF, ATTN: Trust Operations, 801 Pennsylvania, Kansas City MO 64105-1307	2,484,498.17		10.87%

Short Asset Investment Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,856,064.99	*	25.62%

Short Asset Investment Fund	Institutional	Wells Fargo Bank NA FBO, Arlington Of Naples XXXX Proj Acct, XXXXXXXX, PO Box 1533, Minneapolis MN 55480-1533	1,600,000.00		7.00%

Short Asset Investment Fund	Institutional**	State Street As Custodian for South, Dakota Collegeaccess Xxx Plan, Age-Based Portfolio Xx Plus PXXF, ATTN: Trust Operations, 801 Pennsylvania, Kansas City MO 64105-1307	2,054,454.92		8.99%

Short Asset Investment Fund	Institutional **	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,701,863.17		7.44%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short Asset Investment Fund	Institutional	Northwestern Memorial Healthcare, 541 N Fairbanks Ct Ste 1600, Chicago IL 60611-3418	2,296,052.67		10.04%

Short Asset Investment Fund	Institutional	Northwestern Memorial Healthcare, 541 N Fairbanks Ct Ste 1600, Chicago IL 60611-3418	4,113,881.30		18.00%

Short Asset Investment Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Francisco CA 92121-1968	57,742.76	*	95.57%

Short-Term Fund	A**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	14,328,316.55		20.21%

Short-Term Fund	A**	First Clearing LLC, SPECIAL Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	6,695,052.86		9.45%

Short-Term Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	7,732,039.30		10.91%

Short-Term Fund	A**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	8,875,848.46		12.52%

Short-Term Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	10,971,856.93		15.48%

Short-Term Fund	A**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	6,878,423.76		9.70%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short-Term Fund	Administrative**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	192,303,279.30	*	96.78%

Short-Term Fund	B	SSB&T Cust Rollover IRA, FBO William J L’orange, 9317 S Homan Ave, Evergreen Pk IL 60805-2209	1,989.63		5.91%

Short-Term Fund	B**	American Enterprise Investment SVC, FBO #XXXXXXXX, 707 2nd Ave South, Minneapolis MN 55402-2405	4,680.55		13.90%

Short-Term Fund	B**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit of Customer, 2801 Market St, Saint Louis MO 63103-2523	7,539.86		22.39%

Short-Term Fund	B	Veronica Gibbone &, Steven L Gibbone JTWROS, 1214 South 11th St Suite 300, Philadelphia PA 19147-5017	10,818.33	*	32.12%

Short-Term Fund	B**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	2,633.01		7.82%

Short-Term Fund	C**	First Clearing LLC, Special Custody Acct for the, Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	2,583,234.70		11.88%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short-Term Fund	C**	MLPF&S for the Sole Benefit, of its Customers, ATTN Fund Admn/#XXM, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,948,349.99		18.15%

Short-Term Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,145,165.99		9.86%

Short-Term Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	2,185,853.10		10.05%

Short-Term Fund	C**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,140,249.65		5.24%

Short-Term Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,123,802.43		14.36%

Short-Term Fund	C**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,332,041.75		6.12%

Short-Term Fund	C**	National Financial Services LLC, for the Benefit of our Customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	2,140,560.29		9.84%

Short-Term Fund	D**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	13,219,408.81	*	28.08%

Short-Term Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St,San Francisco CA 94105-1905	25,487,877.46	*	54.13%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short-Term Fund	Institutional**	National Financial Services LLC, for the Benefit of our Customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	153,331,167.00		13.22%

Short-Term Fund	Institutional**	JP Morgan Clearing Corp Omnibus, Account For The Exclusive Benefit, Of Customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	359,127,784.10	*	30.96%

Short-Term Fund	Institutional**	Charles Schwab & Co Inc, Special Custody Account for the, Exclusive Benefit of our Customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	125,699,359.40		10.83%

Short-Term Fund	Institutional	Cystic Fibrosis Foundation, 6931 Arlington Rd Ste 200, Bethesda MD 20814-5200	156,212,087.60		13.46%

Short-Term Fund	P**	LPL Financial, A/C XXXX-XXXX, 9785 Towne Centre Drive, San Diego CA 92121-1968	2,538,514.84		5.33%

Short-Term Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the Sole Benefit of, its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	6,391,747.25		13.42%

Short-Term Fund	P**	Raymond James, Omnibus for Mutual Funds, House Acct Firm XXXXX, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	2,688,405.35		5.65%

Short-Term Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	4,022,166.56		8.45%

Short-Term Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	21,385,984.88	*	44.91%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short-Term Fund	P**	UBS WM USA, XOX XXXXX XXXX, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	5,907,224.99		12.41%

Short-Term Fund	R**	Sammons Financial Network, 5801 SW 6th Ave, Topeka KS 66636-1001	7,060,706.32	*	89.18%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

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EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

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Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

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3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee,

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whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

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3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

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APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any

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information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

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EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1] Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President – Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

D-4

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

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The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PFI_012015

E-2

PIMCO FUNDS

650 Newport Center Drive Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds. On this website, you will be able to access the Notice of Special Meeting of

Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary January 29, 2015

FUNDS PARTICIPATING* IN THE MEETING

ON APRIL 20, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar- Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPath TM 2025 Fund

PIMCO RealPath TM 2030 Fund

PIMCO RealPath TM 2035 Fund

PIMCO RealPath TM 2040 Fund

PIMCO RealPath TM 2045 Fund

PIMCO RealPath TM 2050 Fund

PIMCO RealPath TM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

*	Certain series of the Trust, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO FUNDS

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Tax Managed Bond Fund

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

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The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund and for each class of each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund, and PIMCO Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Fund shares. The PIMCO Funds of Funds will vote any shares of an Underlying PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Funds will vote such shares in proportion to the votes of all other

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shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

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PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a

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majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 -2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
Independent Trustee Nominees

George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

(1)	Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

(†)	Trustees serve until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of December 31, 2014.
(**)	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

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Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

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Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000
	PIMCO Global Multi-Asset Fund	Over $100,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000
	PIMCO Real Return Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
	PIMCO Short Asset Investment Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
Independent Nominees
George E. Borst	PIMCO Total Return Fund	Over $100,000	Over $100,000
	PIMCO Low Duration Fund	Over $100,000
	PIMCO Short Duration Municipal Income Fund	Over $100,000

Jennifer Holden Dunbar	None	None	None

Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000

Peter B. McCarthy	None	None	Over $100,000

Ronald C. Parker	PIMCO Total Return Fund	$10,001 - $50,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000

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Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Name of Fund	Dollar Range
PIMCO Commodity Real Return Strategy® Fund	$10,001 - $50,000
PIMCO EM Fundamental Index PLUS® AR Strategy Fund	Over $100,000
PIMCO Emerging Markets Bond Fund	$50,001 - $100,000
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$50,001 - $100,000
PIMCO Fundamental Advantage Absolute Return Strategy Fund	Over $100,000
PIMCO Money Market Fund	Over $100,000
PIMCO Mortgage Opportunities Fund	Over $100,000
PIMCO Real Return Asset Fund	Over $100,000
PIMCO Real Return Fund	$1 - $10,000
PIMCO Real EstateRealReturn Strategy Fund	Over $100,000
PIMCO RealPathTM 2040 Fund	Over $100,000
PIMCO Senior Floating Rate Fund	Over $100,000
PIMCO Short Asset Investment Fund	$1 - $10,000
PIMCO StocksPLUS® AR Short Strategy Fund	Over $100,000
PIMCO Total Return Fund	Over $100,000
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Independent Trustees
E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO All Asset All Authority Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO Income Fund	$10,001 - $50,000

J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000
	PIMCO EM Fundamental IndexPLUS® AR Fund	$10,001 - $50,000
	PIMCO High Yield Fund	Over $100,000
	PIMCO Fundamental IndexPLUS® AR Fund	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Over $100,000
	PIMCO Small-Cap StocksPLUS® AR Fund	$10,001 - $50,000
	PIMCO StocksPLUS® Absolute Return Fund	$50,001 - $100,000
	PIMCO Total Return Fund	Over $100,000
As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of shares of the Funds, with the exception of the following Funds:

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.16%
PIMCO Mortgage Opportunities Fund	Institutional	1.06%

11

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

1	For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
3	During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in

12

person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

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The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in

14

the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full

15

Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each

16

nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the

17

Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

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ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

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Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in
Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

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Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

21

EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
California Intermediate Municipal Bond Fund	A	4,071,761.484	12,403,449.767
	C	917,884.958
	D	334,807.921
	Institutional	5,270,925.370
	P	1,808,070.034

California Municipal Bond Fund	A	150,684.945	849,680.052
	C	164,903.325
	D	47,573.219
	Institutional	475,414.980
	P	11,103.583

California Short Duration Municipal Income Fund	A	6,617,955.996	21,421,173.995
	C	292,057.479
	D	395,430.162
	Institutional	6,727,011.015
	P	7,388,719.343

High Yield Municipal Bond Fund	A	15,215,202.869	45,387,280.900
	C	8,230,109.075
	D	3,134,896.247
	Institutional	10,585,228.862
	P	8,221,843.847

Municipal Bond Fund	A	22,869,372.072	59,799,582.195
	Administrative	21,614.191
	B	46,029.966
	C	10,888,233.361
	D	1,969,427.693
	Institutional	12,055,134.114
	P	11,949,770.798

National Intermediate Municipal Bond Fund	A	1,398,734.000	4,025,080.078
	C	447,961.942
	D	111,504.080
	Institutional	729,716.795
	P	1,337,163.261

A-1

FUND NAME	CLASS	Shares Outstanding	Total Shares Outstanding for the Fund
New York Municipal Bond Fund	A	4,316,057.366	12,470,637.691
	C	1,077,109.902
	D	1,167,116.035
	Institutional	5,296,056.272
	P	614,298.116

Short Duration Municipal Income Fund	A	13,138,447.231	27,216,625.338
	C	1,982,424.985
	D	1,185,268.744
	Institutional	7,452,033.710
	Administrative	152.325
	P	3,458,298.343

Tax Managed Real Return Fund	A	447,822.195	6,315,841.419
	C	131,734.733
	D	239,565.142
	Institutional	5,433,037.835
	P	63,681.514

Unconstrained Tax Managed Bond Fund	A	3,467,710.534	29,949,643.660
	C	1,141,956.431
	D	2,248,647.427
	Institutional	15,327,739.812
	P	7,763,589.456

A-2

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Intermediate Municipal Bond Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	210,195.17		5.15%

California Intermediate Municipal Bond Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,291,995.48	*	31.65%

California Intermediate Municipal Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	755,501.24		18.51%

California Intermediate Municipal Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	454,277.20		11.13%

California Intermediate Municipal Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	220,317.89		5.40%

California Intermediate Municipal Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	313,834.29		7.69%

California Intermediate Municipal Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	298,942.15	*	32.29%

B-1

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Intermediate Municipal Bond Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	120,914.69		13.06%

California Intermediate Municipal Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	79,929.15		8.63%

California Intermediate Municipal Bond Fund	C**	JP Morgan Clearing Corp Omnibus account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd FL Mutual Fund Department, Brooklyn NY 11245-0001	121,311.55		13.10%

California Intermediate Municipal Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	118,786.59		12.83%

California Intermediate Municipal Bond Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	86,174.23		9.31%

California Intermediate Municipal Bond Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	21,716.93		6.47%

California Intermediate Municipal Bond Fund	D**	Charles Schwab & Co Inc, special custody acct FBO customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	188,742.44	*	56.27%

California Intermediate Municipal Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	100,186.77	*	29.87%

B-2

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Intermediate Municipal Bond Fund	Institutional	Kristen S Monson TTEE, Kristen S Monson Trust, Trust dated x/xx/xx, 1633 Broadway New York, NY 10019	340,624.00		6.45%

California Intermediate Municipal Bond Fund	Institutional	William Benz TTEE, The Benz Living Trust, DTD x/xx/xx, 1633 Broadway New York, NY 10019	284,818.10		5.39%

California Intermediate Municipal Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	1,646,052.47	*	31.15%

California Intermediate Municipal Bond Fund	Institutional**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,645,345.10	*	31.14%

California Intermediate Municipal Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	219,531.27		12.12%

California Intermediate Municipal Bond Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	754,778.78	*	41.68%

California Intermediate Municipal Bond Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	111,517.17		6.16%

California Intermediate Municipal Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	713,166.42	*	39.38%

B-3

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Municipal Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	39,454.43	*	26.13%

California Municipal Bond Fund	A**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	69,696.86	*	46.15%

California Municipal Bond Fund	A	Td Ameritrade FBO, Rubenson-Selvin Fam Tst, UA xx xx xx Molly Selvin or David S Rubenson Tr, 1850 Sand Hill Rd, Palo Alto CA 94304-2159	11,749.49		7.78%

California Municipal Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	22,967.68		15.21%

California Municipal Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	92,554.92	*	56.05%

California Municipal Bond Fund	C	Eddie Veal, subject to BFDS TOD Rules, PO Box 5173, Richmond CA 94805-0173	9,916.16		6.01%

California Municipal Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	31,633.60		19.16%

California Municipal Bond Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	17,862.24	*	37.47%

B-4

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Municipal Bond Fund	D**	Charles Schwab & Co Inc, special custody acct FBO customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	25,750.56	*	54.01%

California Municipal Bond Fund	Institutional**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	100,444.05		21.07%

California Municipal Bond Fund	Institutional**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	319142.565	*	66.96%

California Municipal Bond Fund	P**	Allianz Fund Investments Inc, 1633 Broadway New York, NY 10019	1,061.10		9.53%

California Municipal Bond Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Francisco CA 92121-1968	10,069.62	*	90.47%

California Short Duration Municipal Income Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	681,061.38		10.28%

California Short Duration Municipal Income Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	754,434.53		11.39%

California Short Duration Municipal Income Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	1,591,060.18		24.03%

California Short Duration Municipal Income Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,967,534.02	*	29.71%

B-5

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Short Duration Municipal Income Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	590,963.37		8.92%

California Short Duration Municipal Income Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	751,296.58		11.35%

California Short Duration Municipal Income Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	95984.1	*	32.86%

California Short Duration Municipal Income Fund	C**	MLPF&S for the sole benefit of its customers ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484,,	90,477.47	*	30.97%

California Short Duration Municipal Income Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	68,970.15		23.61%

California Short Duration Municipal Income Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	79,131.03		20.03%

California Short Duration Municipal Income Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	253,804.67	*	64.23%

California Short Duration Municipal Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	40,763.56		10.32%

B-6

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
California Short Duration Municipal Income Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	3,588,091.99	*	53.30%

California Short Duration Municipal Income Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,528,182.47	*	37.56%

California Short Duration Municipal Income Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	5,232,729.21	*	70.85%

California Short Duration Municipal Income Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,285,949.71		17.41%

California Short Duration Municipal Income Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	452,505.92		6.13%

High Yield Municipal Bond Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	2,042,339.45		13.38%

High Yield Municipal Bond Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,152,968.82		7.55%

High Yield Municipal Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,955,074.81		12.80%

B-7

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Municipal Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	2,842,999.50		18.62%

High Yield Municipal Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,133,166.45		7.42%

High Yield Municipal Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,877,540.12		18.85%

High Yield Municipal Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	761,218.26		9.15%

High Yield Municipal Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,386,778.60		16.67%

High Yield Municipal Bond Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	867,012.91		10.42%

High Yield Municipal Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,716,680.05	*	32.66%

High Yield Municipal Bond Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	850,706.86		10.23%

B-8

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Municipal Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,518,916.17	*	48.27%

High Yield Municipal Bond Fund	D	Interactive Brokers LLC, 2 Pickwick Plz Ste 202, Greenwich CT 06830-5576	199,584.45		6.34%

High Yield Municipal Bond Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	206,709.47		6.57%

High Yield Municipal Bond Fund	D**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	222,947.11		7.09%

High Yield Municipal Bond Fund	D**	Charles Schwab & Co Inc, special custody acct FBO customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	811,433.08	*	25.79%

High Yield Municipal Bond Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,686,919.43		15.87%

High Yield Municipal Bond Fund	Institutional**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	899,988.73		8.46%

High Yield Municipal Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	5,300,365.38	*	49.85%

B-9

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
High Yield Municipal Bond Fund	Institutional**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	1,957,940.37		18.42%

High Yield Municipal Bond Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	2,450,093.56	*	29.74%

High Yield Municipal Bond Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,205,069.91		14.63%

High Yield Municipal Bond Fund	P **	Merrill Lynch Pierce Fenner,& Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	4,262,884.96	*	51.74%

Municipal Bond Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,700,383.21		7.40%

Municipal Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	1,368,972.30		5.96%

Municipal Bond Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,507,499.53		6.56%

B-10

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Municipal Bond Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	1,501,837.02		6.54%

Municipal Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,941,962.02		8.46%

Municipal Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,871,143.74		8.15%

Municipal Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	7,975,660.33	*	34.73%

Municipal Bond Fund	Administrative**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	5,462.40	*	25.20%

Municipal Bond Fund	Administrative**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	2,077.70		9.59%

Municipal Bond Fund	Administrative**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	1,433.85		6.62%

Municipal Bond Fund	Administrative**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	11,863.82	*	54.74%

B-11

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Municipal Bond Fund	B**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	16,317.13	*	35.39%

Municipal Bond Fund	B**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	9,242.68		20.05%

Municipal Bond Fund	B**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	5,093.03		11.05%

Municipal Bond Fund	B**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,668.04		7.96%

Municipal Bond Fund	B**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	9,506.05		20.62%

Municipal Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	839,589.76		7.69%

Municipal Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	2,071,419.91		18.96%

Municipal Bond Fund	C**	UBS WM USA, XOX xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,157,993.07		10.60%

B-12

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Municipal Bond Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,067,751.25		9.77%

Municipal Bond Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	652,555.41		5.97%

Municipal Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	3,166,981.86	*	28.99%

Municipal Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	557,874.40	*	28.25%

Municipal Bond Fund	D	Interactive Brokers LLC special custody account for the exclusive benefit of customers, 2 Pickwick Plaza, Greenwich CT 06830-5576	551,868.64	*	27.94%

Municipal Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	550,057.21	*	27.85%

Municipal Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	3,763,957.94	*	31.11%

B-13

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Municipal Bond Fund	Institutional**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	877,462.28		7.25%

Municipal Bond Fund	Institutional**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	952,538.37		7.87%

Municipal Bond Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,202,180.41		18.20%

Municipal Bond Fund	Institutional	Dean Health Systems Inc, ATTN Kevin Stevens, 1808 W Beltline Hwy, Madison WI 53713-2334	1,513,284.39		12.51%

Municipal Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	5,879,040.04	*	49.68%

Municipal Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,994,762.04		16.86%

Municipal Bond Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	714,359.20		6.04%

Municipal Bond Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	1,687,311.77		14.26%

B-14

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
National Intermediate Municipal Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	152,352.18		10.45%

National Intermediate Municipal Bond Fund	A**	Edward D Jones & Co, for the benefit of customers, xxxxx Manchester Rd, Saint Louis MO 63131-3729	93,420.67		6.41%

National Intermediate Municipal Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	853,350.72	*	58.56%

National Intermediate Municipal Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	181,536.96		12.46%

National Intermediate Municipal Bond Fund	A**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	106,493.90		7.31%

National Intermediate Municipal Bond Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	30,032.20		6.69%

National Intermediate Municipal Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	294,629.89	*	65.67%

National Intermediate Municipal Bond Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	60,715.20		13.53%

B-15

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
National Intermediate Municipal Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	33,719.70	*	30.18%

National Intermediate Municipal Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	73,489.03	*	65.78%

National Intermediate Municipal Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	629,744.06	*	85.82%

National Intermediate Municipal Bond Fund	Institutional**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	66,549.19		9.07%

National Intermediate Municipal Bond Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,314,628.78	*	98.09%

New York Municipal Bond Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	356,261.31		8.22%

New York Municipal Bond Fund	A**	UBS Wm USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	222,168.44		5.13%

New York Municipal Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	226,413.06		5.22%

B-16

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
New York Municipal Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	354,806.47		8.19%

New York Municipal Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	908,272.07		20.96%

New York Municipal Bond Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	1,188,933.80	*	27.43%

New York Municipal Bond Fund	A**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	363,500.72		8.39%

New York Municipal Bond Fund	C**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	70,746.98		6.56%

New York Municipal Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	297,722.71	*	27.59%

New York Municipal Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	233,974.32		21.68%

New York Municipal Bond Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	93,710.55		8.68%

B-17

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
New York Municipal Bond Fund	C**	JP Morgan Clearing Corp Omnibus, account for the exclusive benefit of customers, 3 Chase Metrotech Center, 3rd Fl Mutual Fund Department, Brooklyn NY 11245-0001	58,512.47		5.42%

New York Municipal Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	111,326.47		10.32%

New York Municipal Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	378,783.46	*	32.43%

New York Municipal Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	538,838.99	*	46.13%

New York Municipal Bond Fund	D**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	77,275.83		6.62%

New York Municipal Bond Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	572,278.27		10.77%

New York Municipal Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	3,974,797.33	*	74.82%

B-18

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
New York Municipal Bond Fund	P**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	59,300.97		9.63%

New York Municipal Bond Fund	P**	Raymond James, Omnibus for Mutual Funds, house acct firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	96,180.31		15.62%

New York Municipal Bond Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	68,577.81		11.13%

New York Municipal Bond Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	276,725.11	*	44.93%

New York Municipal Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	85,236.17		13.84%

Short Duration Municipal Income Fund	A**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	1,916,683.68		14.59%

Short Duration Municipal Income Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	1,160,558.54		8.84%

Short Duration Municipal Income Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	3,096,364.28		23.57%

B-19

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short Duration Municipal Income Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni A/C M/F, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	4,229,472.05	*	32.20%

Short Duration Municipal Income Fund	Administrative**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	152.45	*	99.98%

Short Duration Municipal Income Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	174,251.53		8.80%

Short Duration Municipal Income Fund	C**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	239,994.87		12.12%

Short Duration Municipal Income Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	457,428.10		23.10%

Short Duration Municipal Income Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	272,806.33		13.77%

Short Duration Municipal Income Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	219,889.51		11.10%

Short Duration Municipal Income Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	116,412.67		5.88%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short Duration Municipal Income Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	136,207.56		11.49%

Short Duration Municipal Income Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	918,933.82	*	77.49%

Short Duration Municipal Income Fund	Institutional**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 0731	430,866.73		5.78%

Short Duration Municipal Income Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,927,322.14	*	39.25%

Short Duration Municipal Income Fund	Institutional**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole, benefit of its customers, ATTN: Service Team, 4800 Deer Lake Drive East 3rd Fl, Jacksonville FL 32246-6484	599,759.33		8.04%

Short Duration Municipal Income Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,549,878.03	*	34.19%

Short Duration Municipal Income Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,188,244.88	*	33.13%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short Duration Municipal Income Fund	P**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	206,485.67		5.76%

Short Duration Municipal Income Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	1,767,943.08	*	49.30%

Tax Managed Real Return Fund	A**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	318,221.49	*	70.97%

Tax Managed Real Return Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	42,364.88		9.45%

Tax Managed Real Return Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	30,248.19		6.75%

Tax Managed Real Return Fund	C	Lisa J Barnhardt, 24 Mallard Ct, Mechanicsburg PA 17055-4365	7,179.22		5.45%

Tax Managed Real Return Fund	C**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	12,734.89		9.66%

Tax Managed Real Return Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	10,373.43		7.87%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Tax Managed Real Return Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	46,471.93	*	35.25%

Tax Managed Real Return Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	15,746.69		11.94%

Tax Managed Real Return Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	8,180.17		6.20%

Tax Managed Real Return Fund	D**	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	108,415.50	*	45.20%

Tax Managed Real Return Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	123,657.42	*	51.56%

Tax Managed Real Return Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	438,966.69		8.07%

Tax Managed Real Return Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	4,815,673.12	*	88.49%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Tax Managed Real Return Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	13,035.21		20.44%

Tax Managed Real Return Fund	P**	Morgan Stanley Smith Barney, Harborside Financial Center, Jersey City NJ 07311	23,929.09	*	37.52%

Tax Managed Real Return Fund	P**	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, ATTN Mutual Fund Ops Manager, 510 Marquette Ave South, Minneapolis MN 55402-1110	26,808.73	*	42.04%

Unconstrained Tax Managed Bond Fund	A**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	252,384.06		7.27%

Unconstrained Tax Managed Bond Fund	A**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	305,301.85		8.79%

Unconstrained Tax Managed Bond Fund	A**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	341,947.92		9.84%

Unconstrained Tax Managed Bond Fund	A**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,412,095.46	*	40.65%

Unconstrained Tax Managed Bond Fund	A**	American Enterprise Investment Svc, FBO #xxxxxxxx, 707 2nd Ave South, Minneapolis MN 55402-2405	245,039.97		7.05%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Tax Managed Bond Fund	C**	MLPF&S for the sole benefit of its customers, ATTN Fund Admn/#xxm, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	275,446.28	23.59%

Unconstrained Tax Managed Bond Fund	C**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	111,971.88	9.59%

Unconstrained Tax Managed Bond Fund	C **	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	144,851.88	12.41%

Unconstrained Tax Managed Bond Fund	C**	National Financial Services LLC, for the benefit of our customers, ATTN Mutual Funds Dept Xth Floor, One World Financial Center, 200 Liberty St, New York NY 10281-1003	101,667.92	8.71%

Unconstrained Tax Managed Bond Fund	C**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	104,208.30	8.92%

Unconstrained Tax Managed Bond Fund	C**	UBS WM USA, xox xxxxx xxxx, Omni a/c m/f, ATTN Dept Manager, 499 Washington Blvd 9th Fl, Jersey City NJ 07310-2055	105,397.09	9.03%

Unconstrained Tax Managed Bond Fund	C**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	77,195.28	6.61%

Unconstrained Tax Managed Bond Fund	C**	Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City NJ 07311	122,649.58	10.50%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Tax Managed Bond Fund	D**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	1,398,889.10	*	62.19%

Unconstrained Tax Managed Bond Fund	D**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	207,150.12		9.21%

Unconstrained Tax Managed Bond Fund	D**	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, ATTN Mutual Funds, 211 Main St, San Francisco CA 94105-1905	515,078.71		22.90%

Unconstrained Tax Managed Bond Fund	Institutional**	TD Ameritrade Inc for the exclusive benefit of our clients, PO Box 2226, Omaha NE 68103-2226	1,568,078.97		10.23%

Unconstrained Tax Managed Bond Fund	Institutional	Dingle & Co c/o Comerica Bank, PO Box 75000, ATTN Mutual Funds 3446, Detroit MI 48275-3446	4,738,201.59	*	30.92%

Unconstrained Tax Managed Bond Fund	Institutional**	National Financial Services LLC, for the benefit of our customers, 499 Washington Blvd, ATTN: Mutual Funds Dept 4th Floor, Jersey City NJ 07310-2010	2,137,303.42		13.95%

Unconstrained Tax Managed Bond Fund	Institutional**	Charles Schwab & Co Inc, special custody account for the exclusive benefit of our customers, ATTN: Mutual Funds Dept, 211 Main St, San Francisco CA 94105-1905	2,996,058.00		19.55%

Unconstrained Tax Managed Bond Fund	Institutional	Calhoun & Co, PO Box 75000 M/C xxxx, Detroit MI 48236	2,319,945.40		15.14%

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FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Unconstrained Tax Managed Bond Fund	P**	Merrill Lynch Pierce Fenner, & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,070,513.59		13.80%

Unconstrained Tax Managed Bond Fund	P**	Raymond James, Omnibus For Mutual Funds, House Acct Firm xxxxx, ATTN Courtney Waller, 880 Carillon Pkwy, St Petersburg FL 33716-1100	588,723.77		7.59%

Unconstrained Tax Managed Bond Fund	P**	First Clearing LLC, special custody acct for the exclusive benefit of customer, 2801 Market St, Saint Louis MO 63103-2523	689,356.60		8.89%

Unconstrained Tax Managed Bond Fund	P**	Pershing LLC, 1 Pershing Plz, Jersey City NJ 07399-0002	3,301,393.60	*	42.56%

Unconstrained Tax Managed Bond Fund	P**	LPL Financial, a/c xxxx-xxxx, 9785 Towne Centre Drive, San Diego CA 92121-1968	1,264,550.27		16.30%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

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EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

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Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

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3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee,

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whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

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3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

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APPENDIX A

Procedures and Eligibility Requirements for Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee

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candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

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EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1] Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President — Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

D-4

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

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The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PFT_012015

E-2

PIMCO FUNDS

650 Newport Center Drive Newport Beach, California 92660

January 29, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust, including the Private Account Portfolio Series (each, a “Portfolio” and collectively, the “Portfolios”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris Chairman of the Board

PIMCO FUNDS

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust, including the series of the Private Account Portfolio Series (each, a “Portfolio” and collectively, the “Portfolios”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on January 20, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/pimcofunds.

On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
January 29, 2015

PORTFOLIOS PARTICIPATING* IN THE MEETING

ON APRIL 20, 2015

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Portfolio

PIMCO U.S. Government Sector Portfolio

*	The other Funds of the Trust will participate in the Meeting pursuant to separate proxy statements.

PIMCO FUNDS

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Portfolio

PIMCO U.S. Government Sector Portfolio

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the

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“Board”) of PIMCO Funds (the “Trust”), a Massachusetts business trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust, including the series of the Private Account Portfolio Series (each, a “Portfolio” and collectively, the “Portfolios”) (the “Meeting”). Certain Funds of the Trust will participate in the Meeting pursuant to separate proxy statements. The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about February 6, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 20, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Portfolio is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Portfolio’s outstanding shares as of December 31, 2014 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Certain funds for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of their assets in other funds advised by PIMCO, including certain of the Portfolios (the “Underlying PIMCO Funds”). As of December 31, 2014, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO EM Fundamental IndexPLUS AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage AR Strategy Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO International Fundamental IndexPLUS AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term US Government Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Mortgage Opportunities Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Asset Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund, PIMCO StocksPLUS AR Short Strategy Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund, and PIMCO

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Worldwide Long/Short Fundamental Strategy Fund and therefore may be presumed to “control” the Portfolio, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds ownership of Portfolio shares. The PIMCO Funds of Funds will vote any shares of an Underlying PIMCO Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund. In addition, to the extent the Portfolios own shares of a PIMCO-advised money market fund or short-term bond fund pursuant to an SEC exemptive order dated November 19, 2001, the Portfolios will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund, or if such money market or short-term bond fund has no other shareholders except the Portfolios and other PIMCO-advised funds, the Portfolios will vote such shares in proportion to the votes of the respective Portfolio’s shareholders on the proposal.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Portfolio’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Portfolio’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Portfolio’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

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Shareholders can find important information about the Portfolios in the annual and semi-annual reports to shareholders, dated March 31, 2014 and September 30, 2014, respectively, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by shareholders on March 3, 2000.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of

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no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
[1] Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

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The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

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Trustee and Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of shares in the Portfolios beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Portfolio	Dollar Range
Interested Nominee
Douglas M. Hodge	None	None	Over $100,000
Independent Nominees
George E. Borst	None	None	Over $100,000
Jennifer Holden Dunbar	None	None	None
Gary F. Kennedy	None	None	Over $100,000
Peter B. McCarthy	None	None	Over $100,000
Ronald C. Parker	None	None	Over $100,000

The following table sets forth information describing the dollar range of shares in the Portfolios beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Portfolio	Dollar Range
Interested Trustee
Brent R. Harris	None	None	Over $100,000
Independent Trustees
E. Philip Cannon	None	None	Over $100,000
J. Michael Hagan	None	None	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each of the Portfolios.

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Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended March 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended March 31, 2014:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Portfolio Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A
Independent Trustees
E. Philip Cannon	$209,500	N/A	N/A	$417,050
J. Michael Hagan	$203,250	N/A	N/A	$306,050
Ronald C. Parker	$224,500	N/A	N/A	$339,800

[1]

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2014.
[3]

During the one-year period ending March 31, 2014, each of Messrs. Harris, Hodge, Cannon, Hagan and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. Messrs. Harris and Cannon also each served as a Trustee of PIMCO Equity Series, a registered open-end management investment company and PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in

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person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Portfolio or Portfolios they are writing about, the firm through which they purchased the Portfolio or Portfolios and the number of shares held by the shareholder.

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The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Portfolio or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Portfolio or any communication from an employee or agent of the Portfolio, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Portfolio, as the full Board’s representative to attend meetings of the Portfolio’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in

12

the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Portfolio, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Portfolio, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full

13

Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2014, there were four meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and William G. Galipeau and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2014, there were 12 meetings of the Valuation Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Portfolios’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each

14

nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolios (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolios.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Portfolio by the deadline for submission of any shareholder proposals which would be included in the Portfolio’s proxy statement for the next special meeting of shareholders of the Portfolio.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Portfolio shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Portfolio shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on

15

the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Portfolio, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Portfolio’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended March 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

16

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 6, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

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Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014 the persons owning of record or beneficially 5% or more of the Portfolios’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Portfolios’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

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Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary

January 29, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2014 and the PIMCO Funds Semi-Annual Report for the period ended September 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 877-4626.

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EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Portfolio is set forth in the table below:

PORTFOLIO NAME	TOTAL SHARES OUTSTANDING FOR THE PORTFOLIO
PIMCO Asset-Backed Securities Portfolio	122,461,784.815
PIMCO Developing Local Markets Portfolio	3,431,126.191
PIMCO Emerging Markets Portfolio	72,143,244.872
PIMCO FX Strategy Portfolio	1,341,151.331
PIMCO High Yield Portfolio	50,025,796.811
PIMCO International Portfolio	240,463,666.834
PIMCO Investment Grade Corporate Portfolio	261,021,942.696
PIMCO Long Duration Corporate Bond Portfolio	1,766,460,056.316
PIMCO Low Duration Portfolio	32,906,263.006
PIMCO Moderate Duration Portfolio	55,539,185.586
PIMCO Mortgage Portfolio	315,680,730.360
PIMCO Municipal Sector Portfolio	22,051,539.264
PIMCO Real Return Portfolio	194,017,893.553
PIMCO Senior Floating Rate Portfolio	5,122,328.563
PIMCO Short-Term Floating NAV Portfolio	80,193,981.634
PIMCO Short-Term Floating NAV Portfolio II	534,539,957.934
PIMCO Short-Term Floating NAV Portfolio III	4,772,515,890.886
PIMCO Short-Term Portfolio	138,969,158.598
PIMCO U.S. Government Sector Portfolio	234,497,000.208

A-1

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of the Portfolios:

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Asset-Backed Securities Portfolio	Northern Trust FBO, Illinois State Universities, Retirement System, 801 S Canal St # CB-1N, Chicago IL 60607-4715	12,830,652.65		10.48%

Asset-Backed Securities Portfolio	Mac & Co FBO, UXMFXXXXXXX, PO Box 3198, Attn Mutual Funds Dept, Pittsburgh PA 15230-3198	7,373,505.95		6.02%

Developing Local Markets Portfolio	Mac & Co FBO CNXFXXXXXXX, Mellon Bank NA, One Mellon Center Rm 151-510, Pittsburgh PA 15258-0001	790,559.37		23.04%

Developing Local Markets Portfolio	Mac & Co A/C VZFFXXXXXXX, One Mellon Center, Room 151-510, Pittsburgh PA 15258-0001	1,463,170.66	*	42.64%

Developing Local Markets Portfolio	Northern Trust Company FBO, Centurylink Inc DB Master Trust, 801 S Canal St # CB-1N, Chicago IL 60607-4715	203,904.51		5.94%

Developing Local Markets Portfolio	Capital One Bank FBO Blue Cross, and Blue Shield of Louisiana, PO Box 61540, New Orleans LA 70161-1540	273,652.02		7.98%

B-1

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Developing Local Markets Portfolio	US Bank FBO Blue Cross of, Idaho Health Services Inc, 60 Livingston Ave, Saint Paul MN 55107-2575	389,198.51		11.34%

Emerging Markets Portfolio	JP Morgan Chase FBO, Boeing Co Employee Retirement, Plans Master Trust, 3 Chase Metrotech Center 7th Floor, Brooklyn NY 11245-0001	7,050,886.84		9.77%

Emerging Markets Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	5,634,019.24		7.81%

Emerging Markets Portfolio	Mac & Co A/C CHEFXXXXXXX, Mutual Fund Operations, PO Box 3198, 525 William Penn Place, Pittsburgh PA 15230-3198	4,510,341.77		6.25%

FX Strategies Portfolio	State Street Bank FBO, ILTRS Main GMAS, 2 Avenue de Lafayette Ste 1, Boston MA 02111-1748	468,070.40	*	34.90%

FX Strategies Portfolio	Northern Trust FBO, Catholic Bishop of Chicago LD, 801 S Canal St, CB-1N, Chicago IL 60607-4715	195,944.28		14.61%

FX Strategies Portfolio	US Bank National Association, FBO US Bank Pension Plan, 60 Livingston Ave, Saint Paul MN 55107-2292	210,256.71		15.68%

B-2

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FX Strategies Portfolio	Wells Fargo Bank FBO, Wells Fargo LDI, 733 Marquette Ave 5th Floor, Mac# N9306-059, Minneapolis MN 55402-2319	443,814.10	*	33.09%

High Yield Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	4,932,533.64		9.86%

High Yield Portfolio	Mac & Co A/C CHEFXXXXXXX, Mutual Fund Operations, PO Box 3198, 525 William Penn Place, Pittsburgh PA 15230-3198	5,044,102.70		10.08%

International Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	31,087,433.56		12.92%

Investment Grade Corporate Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	26,364,617.74		10.09%

Long Duration Corporate Bond Portfolio	Mac & Co, FBO RZSFXXXXXXX, PO Box 3198, Attn Mutual Funds Dept, Pittsburgh PA 15230-3198	214,501,712.00		12.16%

B-3

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Low Duration Portfolio	Northern Trust Company FBO, Accenture Profit Sharing & XXXK, Trust Plan, 801 South Canal St CB-1N, Chicago IL 60607-4715	5,974,870.32		18.16%

Low Duration Portfolio	State Street Bank & Trust FBO, Nestle Low Duration Portfolio, 2 Avenue de Lafayette Fl 1, Boston MA 02111-1750	25,354,160.20	*	77.05%

Moderate Duration Portfolio	Fidelity Management Trust Co FBO, Cooper Industries Master Trust for, Defined Con, 82 Devonshire St, Trust Operations - H11A, Boston MA 02109-3605	11,897,406.01		21.42%

Moderate Duration Portfolio	Fidelity Mgmt Trust Co FBO, Eaton Stable Value State Street, 82 Devonshire St, Trust Operations - H11A, Boston MA 02109-3605	4,742,560.73		8.54%

Moderate Duration Portfolio	JP Morgan Chase FBO, Commingled Pension TR-JPMorgan, 14221 Dallas Pkwy Fl 6, Dallas TX 75254-2942	11,940,311.80		21.50%

Moderate Duration Portfolio	Northern Trust Company FBO, Accenture Profit Sharing & XXXK, Trust Plan, 801 South Canal St CB-1N,Chicago IL 60607-4715	24,481,620.65	*	44.08%

B-4

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Mortgage Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	41,339,710.61		13.08%

Municipal Sector Portfolio	JP Morgan Chase FBO, Reynolds American Defined Benefit, Master Trust, Global Securities Services, 3 Chase Metrotech Ctr Fl 6, Brooklyn NY 11245-0001	4,018,367.67		18.21%

Municipal Sector Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	2,394,229.60		10.85%

Real Return Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	25,926,311.90		13.35%

Senior Floating Rate Portfolio	Northern Trust Company FBO, Centurylink Inc DB Master Trust, 801 S Canal St # CB-1N, Chicago IL 60607-4715	1368,408.16	*	26.71%

Senior Floating Rate Portfolio	Northern Trust FBO BCBS Arizona, General Account Plus, 801 S Canal St # CB-1N, Chicago IL 60607-4715	541,705.14		10.58%

B-5

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Senior Floating Rate Portfolio	Capital One Bank FBO Blue Cross, and Blue Shield of Louisiana, PO Box 61540, New Orleans LA 70161-1540	557,014.40		10.87%

Senior Floating Rate Portfolio	Mac & Co FBO VRSFXXXXXXX, Attn Mutual Funds Dept, PO Box 3198, 525 William Penn Place, Pittsburgh PA 15230-3198	1,147,357.61		22.40%

Senior Floating Rate Portfolio	Northern Trust Company FBO, Exelon NDT Credit, 801 S Canal St # CB-1N, Chicago IL 60607-4715	368,417.58		7.19%

Senior Floating Rate Portfolio	State Street Bank & Trust FBO, Rio Tinto America, 2 Avenue de Lafayette Fl 1, Boston MA 02111-1750	484,205.97		9.45%

Short-Term Floating NAV Portfolio	State Street Kansas City FBO, PIMCO Total Return Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	33,355,452.97	*	41.50%

Short-Term Floating NAV Portfolio	State Street Bank FBO, PIMCO GNMA Fund, 801 Pennsylvania Ave, Attn Chuck Nixon, Kansas City MO 64105-1307	13,556,260.99		16.87%

Short-Term Floating NAV Portfolio	State Street Bank FBO, PIMCO Unconstrained Bond Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	6,201,596.83		7.72%

B-6

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short-Term Floating NAV Portfolio	State Street Bank FBO, PIMCO Income Fund (Multi-Sector), 801 Pennsylvania Ave, Attn Chuck Nixon, Kansas City MO 64105-1307	15,934,992.03		19.83%

Short-Term Floating NAV Portfolio	State Street Bank FBO, PIMCO Mortgage Opportunities Fund, Credit Sleeve, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	7,364,569.32		9.16%

Short-Term Floating NAV II Portfolio	Mac & Co FBO, MRHFXXXXXXX, PO Box 3198, Attn: Mutual Funds Dept, Pittsburgh PA 15230-3198	30,980,588.96		5.79%

Short-Term Floating NAV III Portfolio	State Street Kansas City FBO, PIMCO Total Return Fund, Attn Chuck Nixon, 801 Pennsylvania Ave, Kansas City MO 64105-1307	2,518,712,568.00	*	52.27%

Short-Term Floating NAV III Portfolio	State Street Bank FBO, PIMCO Income Fund (Multi-Sector), 801 Pennsylvania Ave, Attn Chuck Nixon, Kansas City MO 64105-1307	325,437,758.60		6.75%

Short-Term Portfolio	State Street Bank & Trust FBO, Los Angeles County Employees, Retirement Association, PO Box 5501, Boston MA 02206-5501	20,326,450.10		14.62%

B-7

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
Short-Term Portfolio	JP Morgan Chase FBO, New Mexico State Invstmt Council, 14221 Dallas Parkway, Dallas TX 75254-2942	12,469,870.22	8.97%

Short-Term Portfolio	State Street Bank & Trust FBO, Illinois Teachers TR Ubfund, 2 Avenue de Lafayette Fl 1, Boston MA 02111-1712	8,673,979.17	6.24%

US Government Sector Portfolio	Toyota Motor Credit Corp FBO, Toyota Motor Insurance Services Inc, 19001 South Western Avenue, NF 10, Torrance CA 90501-1106	30,913,401.51	13.18%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

B-8

EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]	Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

APPENDIX A

Procedures and Eligibility Requirements for Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Funds on December 12, 2014.

EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1]	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO ETF Trust and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President — Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the series of the Trust, including the Portfolios (the “Funds”). PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended March 31, 2014. At a meeting held on May 13, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending March 31, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$4,823,667	$10,750	$2,000	$0	$11,726,000
2013	$4,879,139	$10,750	$0	$0	$11,014,483

E-1

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolios by the Portfolios’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolios. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolios’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY_PAPS_012015

E-2

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PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 721-1371 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	12345678910

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2015

The undersigned holder(s) of common shares of the above-listed Fund (the “Fund”), a series of PIMCO Funds which is Massachusetts business trust (the “Trust”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of shareholders of the Trust (the “Special Meeting”) to be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Avalon Room, Newport Beach, California 92660, on April 20, 2015 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated January 29, 2015. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/pimcofunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

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YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE

TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

(01) George E. Borst	¡	¡

(02) Jennifer Holden Dunbar	¡	¡

(03) Douglas M. Hodge	¡	¡

(04) Gary F. Kennedy	¡	¡

(05) Peter B. McCarthy	¡	¡

(06) Ronald C. Parker	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]